Oppenheimer
Absolute Return Fund

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Prospectus dated September 26, 2008

     Oppenheimer Absolute Return Fund is a mutual fund that seeks total return.

     This prospectus contains important  information about the Fund's objective, its  investment  policies,  strategies  and risks.  It also  contains  important information  about  how to buy and sell  shares  of the Fund and  other  account features.  Please read this prospectus  carefully  before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.
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CONTENTS

         ABOUT THE FUND

         The Fund's Investment Objective and Principal Investment Strategies

         Main Risks of Investing in the Fund

         The Fund's Past Performance

         Fees and Expenses of the Fund

         About the Fund's Investments

         How the Fund is Managed

         ABOUT YOUR ACCOUNT

         How to Buy Shares
         Class A Shares

         Special Investor Services
         AccountLink
         PhoneLink
         OppenheimerFunds Internet Website
         Retirement Plans

         How to Sell Shares
         By Mail
         By Telephone

         How to Exchange Shares

         Shareholder Account Rules and Policies

         Dividends, Capital Gains and Taxes

         Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

WHAT IS THE FUND'S  INVESTMENT  OBJECTIVE?  The Fund's objective is to seek total return.

WHAT  DOES THE FUND  MAINLY  INVEST  IN?  The Fund  employs  a  variety  of strategies to seek its objective. Mainly, these include:

o Equity  securities.  The fund invests  primarily in common stocks of U.S.
and foreign companies. Equity investments may include securities of companies of any market capitalization.
o Fixed Income securities.  The fund may also invest in fixed income securities, including bonds and notes or other debt securities issued by U.S. and foreign companies and governments,  high yield securities (or "junk bonds") and money market instruments.
o Hedging Strategies. The Fund may use derivative investments for hedging purposes or speculative purposes (to seek higher investment returns), including futures on equity and commodities indices and interest rate and currency futures, forward rate agreements on currencies, interest rate swaps, total return swaps, and credit default swaps. The Fund may also sell securities short.

The Fund may invest a substantial portion of its assets (generally, more than half its total assets) in foreign securities, including securities of companies in developing or emerging markets. The Fund's investments are more fully explained in "About the Fund's Investments," below.

HOW DOES THE PORTFOLIO MANAGER DECIDE WHAT SECURITIES TO BUY OR SELL? The Fund
seeks to meet its objective by using a variety of investment strategies over a broad array of securities to seek to produce returns that will not generally change to the same extent that major market returns rise or fall.
OppenheimerFunds, Inc. (the "Manager") exercises a flexible strategy in the selection of securities, and the Fund is not required to allocate its investments among stocks and bonds in any fixed proportion or limited by investment style or by the issuer's location, size, market capitalization or industry sector. The Fund may have none or some of its assets invested in each asset class in relative proportions that change over time based on market and economic conditions.

The Fund seeks to meet its objective by using an investment process that primarily relies on quantitative models to determine security selection, hedging and asset allocation. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general, the security selection, hedging and asset allocation processes currently involve:
o        Bottom Up. The Manager uses "bottom up" models to analyze a wide range of valuation and market factors to determine the relative value of the securities. The models assist the Manager in identifying the most attractive set of securities within each asset class or sector in which the Fund invests.
o        Hedging. The Manager uses risk management models to estimate the Fund's level of risk exposures to major markets. The Manager uses derivatives and other strategies, such as short sales, to hedge the Fund's exposure to these risks.
o        Top Down. The Manager uses "top down" models to enable the Fund to tactically adjust the hedges to seek to take advantage of investment opportunities at the asset and sector level.

     The Fund may use some of the investment techniques and strategies only at some times or not at all.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for investors seeking total return over the long term. Those investors should be willing to assume the risks of short-term price fluctuations that are typical for a fund that includes equity, debt securities, particularly high yield, foreign securities, and derivative investments. Because of its focus on total return over the long term, the Fund may be appropriate for a portion of a retirement plan investment. The
Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments in equity and fixed income securities are subject to changes in their value from a number of factors, as described below. The Manager may use various investment techniques for hedging and speculative (non-hedging) purposes. The use of these techniques may be an integral part of the Fund's investment program, and involves certain risks to the Fund.

MANAGEMENT RISK. There is risk that the investment strategies, techniques and risk analyses, including the quantitative models that may be employed by the
Manager, while designed to enhance potential returns, may not produce the desired results. The Manager may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund. There is also the risk that poor security selection by the
Manager will cause the Fund to under-perform other funds having a similar objective.

ASSET ALLOCATION RISK. There is risk that the Fund may allocate assets to an asset category that under-performs other asset categories. For example, the Fund may be over-weighted in equity securities when the value of the stock market is declining.

HEDGING RISK. The Manager may engage in a wide range of investment and trading strategies described below. Many of these strategies are sometimes referred to as "hedging" strategies, because they use short sales, futures and other derivatives in an effort to protect assets from losses due to declines in the value of the Fund's portfolio. The Manager seeks to use hedging strategies in an attempt to reduce the Fund's exposure to the volatility of the markets in which it invests. There are risks in the use of these investment and trading strategies. There can be no assurances that the hedging strategies used by the
Manager will be successful in avoiding losses, and hedged positions may perform less favorably in generally rising markets than unhedged positions. If the
Manager used a hedging strategy at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return. Also, in some cases, derivatives or other investments may be unavailable or the Manager may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund. No assurance can be given that the Manager will employ hedging strategies with respect to all or any portion of the Fund's assets.

RISKS OF INVESTING IN STOCKS

     MARKET RISK. Stocks fluctuate in price and their short-term volatility at times may be great. Because the Fund may have substantial investments in equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets in which it invests. Market risk will affect the valuation of the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

     Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer.
     Although the Fund can invest in securities of companies of any capitalization, securities of companies of smaller capitalization may have more volatile stock prices than larger companies.

RISKS OF INVESTING IN BONDS

     INTEREST RATE RISK. Interest rate risk is the risk that changing interest rates may adversely affect the value of an investment. When interest rates fall, the value of outstanding debt securities generally rise. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face value.
     The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities. Also, if interest rates fall, the Fund's investment in new securities at lower yields will reduce the Fund's income.

     CREDIT RISK. Credit risk is the risk that the issuer of a security might not make interest and/or principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income may be reduced and if the issuer fails to repay principal, the value of that security and that of the Fund's shares may be reduced. While the Fund's investments in
     U.S. Government securities are subject to little credit risk, the Fund's other investments in debt securities are subject to risks of default. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce a security's market value. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

     PREPAYMENT OR CALL RISK. There is risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations; or if a call were exercised by the issuer during a period of declining interest rates, for example, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividend to investors.

U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Government National Mortgage Association ("Ginnie Mae(R)"), present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government that are supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal National Mortgage Association ("Fannie Mae"), Federal Home
Loan Mortgage Corporation ("Freddie Mac"), and others, are subject to a greater degree of credit risk than those supported by the full faith and credit of the
United States, but less risk than those that are supported only by the credit of the issuing agencies.

BELOW  INVESTMENT  GRADE  BONDS.  Lower-rated  bonds are bonds rated in the lower rating categories of Moody's  Investors  Service  ("Moody's") and Standard
& Poors ("S&P"),  including  securities rated Ba or lower by Moody's and
BB or lower by S&P.  Securities  rated in these categories are considered to be of poorer quality and  predominantly  speculative.  Bonds in these categories may also be called "high yield bonds" or "junk bonds."

The Fund may also invest in debt securities on which the return is derived primarily from other instruments, such as interest rate swap contracts and currency swap contracts. The Fund may also invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States.

FOREIGN INVESTING AND EMERGING MARKETS RISKS. Prices of the Fund's investments in foreign securities may decline because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries. As these markets change and other countries' markets develop, the Fund expects the countries in which it invests to change. Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New
Zealand and most nations located in Western Europe.

RISKS OF DERIVATIVE INVESTMENTS. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, forward contracts and swaps are some of the derivatives the Fund may use.

If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the
Manager expected it to perform. If that happens, the Fund's share prices may fall, and the Fund may receive less income than expected, or its hedge might be unsuccessful. Some derivatives may be illiquid, making it difficult to value or sell them at an acceptable price or time. Using derivatives can increase the volatility of the Fund's share prices. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument.

SHORT SALES. The Fund may engage in short selling for hedging and non-hedging purposes. Short selling involves selling securities not owned by the Fund and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale of an equity security creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position.
There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby increasing the loss. For these reasons, short selling is considered a speculative investment practice. Short selling may increase the Fund's portfolio turnover rate, thereby increasing its brokerage and other transaction expenses.
The Fund will limit its total short positions to no more than 25% of its net assets at the time the short sale contract is entered into.

SMALL AND INTERMEDIATE CAPITALIZATION COMPANY RISK. The risk that investments in small and intermediate capitalization sized companies may be more volatile than investments in larger companies, as small and intermediate capitalization sized companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others which could make it difficult to sell a security at a desired time or price. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange
Act ("CEA"), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective. In the short term, the stock markets can be volatile, and the prices of the Fund's shares can go up and down substantially.
The Fund's income-oriented investments may help cushion the Fund's total return from changes in stock prices, but fixed-income securities have their own risks.
In the OppenheimerFunds spectrum, the Fund is more conservative than aggressive growth stock funds, but has greater risk than investment-grade bond funds.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

Because the Fund commenced operations on March 5, 2007, prior performance information for a full calendar year is not yet available. Please remember that the Fund is intended to be a long-term investment, and that performance results are historical, and that past performance (particularly over a short-term period) is not necessarily predictive of future results.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders will therefore pay those expenses indirectly. Shareholders pay other transaction expenses directly, such as sales charges. "Other Expenses" and "Total Operating
Expenses" below are based on the Fund's estimated expenses for its first full fiscal year.

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Shareholder Fees (charges paid directly from your investment):
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                                                          Class A Shares
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Maximum Sales Charge (Load) on purchases                       5.75%
(as % of offering price)
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Maximum Deferred Sales Charge (Load) (as %
of the lower of the original offering price                   None(1)
or redemption proceeds)
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Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
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                                                          Class A Shares
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Management Fees                                               1.00%
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Service (12b-1) Fees(2)                                       0.25%

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Other Expenses(3)                                             0.43%

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Acquired Fund Fees and Expenses(4)                            0.02%

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Total Annual Operating Expenses(5)                            1.70%

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1.   A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions. See "How to Buy Shares" for details.

2.   For the Fund's fiscal year ended May 31, 2008, the Distributor voluntarily waived the Class A Service (12b-1) Fee with respect to the "seed money"
     investment by the Manager and for certain related shareholder accounts.
     After this waiver, the class A Service Fee amount was less than 0.01%. This voluntary waiver may be amended or withdrawn at any time.
3.   The "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays.  The transfer agent has voluntarily undertaken to the Fund to limit the transfer agent fees to
     0.35% of average daily net assets per fiscal year for all classes.  That undertaking may be amended or withdrawn at any time.  For the Fund's fiscal year ended May 31, 2008, the transfer agent fees did not exceed the expense limitation described above.  The Fund also receives certain credits from the Fund's custodian that, during the fiscal year, reduced its custodial expenses for all share classes by 0.02% of average daily net assets. After these custodian credits, the actual "Other Expenses" for Class A shares were 0.41%.
4.   The manager will also waive and or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund. Pursuant to this waiver, for the fiscal year ended May 31, 2008, the Manager waived fees or reimbursed Fund expenses totaling 0.02% for each share.
5.   After all waivers and the custodian credits, the actual "Total Annual
     Operating Expenses" for Class A shares were 1.41%.

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class A shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

The example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions, your expenses would be as follows, whether or not you redeemed your shares:

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                                           1 Year              3 Years         5 Years                  10 Years

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Class A Shares*                            $739                $1,084          $1,452                   $2,484

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* Expenses include the initial sales charge for Class A.

In evaluating the Fund's expenses, it is important to remember that mutual funds offer you the opportunity to combine your resources with those of many other investors to obtain professional portfolio management, exposure to a larger number of markets or issuers, reliable custody for investment assets, liquidity, and convenient recordkeeping and reporting services. Funds also offer other types of investment benefits to individuals without incurring the expense and inconvenience of buying and selling individual securities on your own. Because a fund is a pooled investment, however, shareholders may bear certain fund operating costs as a result of the activities of other fund investors. Because some investors may use fund services more than others, or may have smaller accounts or more frequent account activity, those activities may increase the
Fund's overall expenses, which are indirectly borne by all of the Fund's shareholders.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The allocation of the Fund's portfolio among different types of investments will vary over time based upon the evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below. The statement of additional information contains more detailed information about the
Fund's investment policies and risks.

         The Manager tries to reduce risks by carefully researching securities before they are purchased. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of securities of any one company and by not investing too great a percentage of the Fund's assets in any one company. Also, the Fund does not intend to concentrate more than 25% of its total assets in investments in any one industry or group of industries. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.

         Changes in the overall market prices of securities, however, can occur at any time. The share prices of the Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

Hedging. The Fund may use derivative instruments to attempt to protect against declines in the market value of the Fund's portfolio, to tactically adjust the hedges to take advantage of investment opportunities at the asset and sector level, or to facilitate selling securities for investment reasons. The Fund can buy and sell futures contracts, put and call options, forward contracts and other derivatives for hedging purposes, subject to the guidelines established by the Securities and
         Exchange Commission ("SEC") and other regulatory bodies. These are all referred to as "hedging instruments." Underlying investments for these hedging instruments include securities, securities indices and currencies.

         Some of these strategies would hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Fund's exposure to the securities market. Forward contracts can be used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options can be used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities.

         There are also special risks in particular hedging strategies. Options trading involves the payment of premiums and can increase portfolio turnover, and can have special tax effects on the Fund. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

Stock and Other Equity Investments. Equity securities include common stocks, preferred stocks, warrants and debt securities convertible into common stock. The Fund may invest in securities of companies of any market capitalization.

         Although convertible securities are debt securities, in some cases convertible securities can be considered "equity equivalents" because of the conversion feature. Their rating must meet the Fund's credit criteria for debt securities, described below under "Debt Securities,"
         but the credit rating has less impact on the investment decision than in the case of other debt securities.

Debt Securities. The Fund can also invest in debt securities, such as U.S.
         Government securities and mortgage-backed securities, as more fully described below, and domestic and foreign corporate bonds, notes and debentures. The Fund will make these investments when the portfolio manager believes they present opportunities for seeking the Fund's objective of total return, as discussed above. The Fund can also buy short-term high-quality debt securities for liquidity pending the purchase of new investments or to have cash to pay for redemptions of
         Fund shares. The Fund may invest high yield securities that are rated below-investment grade (i.e. junk bonds).

o        U.S. Government Securities. The Fund can invest in U.S. Government securities that are U.S. Treasury securities and securities issued or guaranteed by agencies or federally-chartered corporate entities referred to as "instrumentalities" of the U.S. Government. They can include collateralized mortgage obligations (CMOs) and other mortgage-related securities. U.S. Treasury securities are backed by the full faith and credit of the U.S. Government and are subject to minimal credit risk.

         Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as
         Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government that are supported only by the issuer's right to borrow from the U.S.
         Treasury, subject to certain limitations, such as Fannie Mae, Freddie
         Mac, and others are subject to a greater degree of credit risk than those supported by the full faith and credit of the United States, but less risk than those that are supported only by the credit of the issuing agencies.

o Mortgage-Related  Securities.  Investments in mortgage-related securities are subject to special risks of unanticipated prepayment.  The risk is that when
interest   rates  fall,   borrowers   under  the   mortgages   that  underlie  a
mortgage-related security the Fund owns will prepay their mortgages more quickly than expected, causing the issuer of the security to prepay the principal to the
Fund prior to the security's expected maturity. Securities subject to prepayment risk, including the CMOs and other mortgage-related securities that the Fund can buy,  generally  offer less potential for gains when  prevailing  interest rates fall,  and have greater  potential for loss when interest rates rise. The impact of  prepayments  on the price of a security  may be difficult to predict and may
increase  the  volatility  of  the  price.   Additionally,   the  Fund  may  buy
mortgage-related  securities  at a  premium.  Accelerated  prepayments  on those securities  could cause the Fund to lose a portion of its  principal  investment represented by the premium the Fund paid.

         If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Fund's shares to fluctuate more.

o        Money Market Instruments. The Fund can also invest in "money market instruments." These include U.S. Government securities and high-quality corporate debt securities having a remaining maturity of one year or less. They also include commercial paper, other short-term corporate debt obligations, certificates of deposit, bankers' acceptances and repurchase agreements. They do not generate capital growth if held to maturity.

Foreign Investing. The Fund has no limits on the amounts it can invest in foreign securities, and it may invest a substantial portion of its assets in foreign securities. The Fund can buy foreign securities that are listed on a domestic or foreign stock exchange, traded in domestic or foreign over-the-counter markets, or represented by depository receipts. The Fund also can invest in emerging markets, which have greater risks than developed markets.

o Risks of  Foreign  Investing.  While  foreign  securities  offer  special investment opportunities, there are also special risks. The change in value of a foreign  currency  against  the U.S.  dollar will result in a change in the U.S.
dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S.
companies  are  subject.  The value of foreign  investments  may be  affected by exchange control  regulations,  expropriation or  nationalization of a company's assets,  foreign  taxes,  delays  in  settlement  of  transactions,  changes  in governmental,  economic  or  monetary  policy in the U.S.  or  abroad,  or other political and economic factors.

         Time Zone Arbitrage. Additionally, if the Fund invests a significant amount of its assets in foreign securities, it may be exposed to
         "time-zone arbitrage" attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and before the close of the New
         York Stock Exchange (the "NYSE") that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the
         Manager and the Board believe to be their fair value may help deter those activities.

Derivative Investments. The Fund can invest in a number of different kinds of
         "derivative" investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, forward contracts, swaps and structured notes are some of the derivatives the Fund may use. In addition to using derivatives for hedging, the Fund might use other derivative investments because they offer the potential for increased value (i.e., for speculative purposes). The Fund may invest in derivatives for hedging and non-hedging purposes subject to the guidelines established by the SEC and other regulatory bodies.

         Derivatives have special risks. If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on the investment. The underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives. As a result of these risks the Fund could realize less principal or income from the investment than expected. If that happens, the Fund's share prices could fall. Certain derivative investments held by the Fund may be illiquid. Using derivatives can increase the volatility of the Fund's share prices. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the statement of additional information. An investment policy is not fundamental unless this prospectus or the statement of additional information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its investment objective, the Fund may also use the non-principal investment techniques and strategies described below. The
Fund may not always use all or some of them and is not required to use them to achieve its objective. These techniques have certain risks, although some are designed to help reduce overall investment or market risks.

"When-Issued" and "Delayed-Delivery" Transactions. The Fund can purchase securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery" basis. Between the purchase and settlement, no payment is made for the security, and no interest accrues to the buyer from the investment. There is a risk of loss to the Fund if the value of the when-issued security declines prior to the settlement date.

Investing in Small, Unseasoned Companies. The Fund can invest in securities of small, unseasoned companies. These are companies that have been in continuous operation for less than three years, counting the operations of any predecessors. These securities may have limited liquidity, which means that the Fund could have difficulty selling them at an acceptable price and time when it wants to. Their prices may be very volatile, especially in the short term.

Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act of 1940 (the "Investment
         Company Act") that apply to those types of investments. For example, the Fund can invest in exchange-traded funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange.
         The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the exchange-traded funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

         Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment
         Company Act. The Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund cannot invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Investments by "Funds of Funds." Class A shares of the Fund are offered as an investment to certain other Oppenheimer funds that act as "funds of funds," which may invest significant portions of their assets in shares of the Fund. From time to time, those investments may also represent a significant portion of the Fund's outstanding shares or of its outstanding Class A shares. The Oppenheimer funds of funds typically use asset allocation strategies that may increase or reduce the amount of their investment in the Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of the Fund's assets, the Fund might be required to purchase or sell portfolio securities, which could increase its transaction costs and reduce the performance of all of its share classes. Further discussion of the possible effects of frequent trading in the Fund's shares is included in the section
         "Limitations on Frequent Exchanges" in this prospectus.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics.
         The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The
         Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager, however such policies and procedures may also limit the Fund's investment activities and affect its performance.

Portfolio Turnover. The Fund's use of short selling and hedging strategies may increase the Fund's portfolio turnover rate in excess of 100% annually.
         The Fund may use these investment strategies among other strategies over a broad array of securities to seek to produce returns that are not closely correlated to major markets. A change in the securities held by the Fund is known as "portfolio turnover." Increased portfolio turnover may increase brokerage and transaction costs for the Fund (and may reduce performance). If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional
         Money Market Fund, to provide liquidity or for defensive purposes. The
         Fund invests in Oppenheimer Institutional Money Market Fund rather than purchasing individual short-term investments to try to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money
         Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act and is part of the Oppenheimer Family of Funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Manager cannot always predict what the yield of the Oppenheimer Institutional Money
         Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E
         shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money
         Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies.
         Generally, the Fund would invest in shares of Oppenheimer Institutional
         Money Market Fund or in the types of money market instruments described above or in other short-term U.S. Government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares.
         To the extent the Fund invests in these securities, it might not achieve its investment objective.

Loans of Portfolio Securities. The Fund may loan its portfolio securities to brokers, dealers and financial institutions to seek income. The Fund has entered into a securities lending agreement with The Goldman Sachs
         Trust Company, doing business as Goldman Sachs Agency Lending ("Goldman
         Sachs") for that purpose. Under the agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. The Fund's portfolio loans must comply with the collateralization and other requirements of the Fund's securities lending agreement, its securities lending procedures and applicable government regulations. The Fund limits loans of portfolio securities to not more than 25% of its net assets.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The Fund also discloses its portfolio holdings in its Statements of Investments on Form
N-Q, which are filed with the Securities and Exchange Commission no later than
60 days after the close of its first and third fiscal quarters. These required filings are publicly available at the Securities and Exchange Commission.
Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

How the Fund is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

         The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $225 billion in assets as of June 30, 2008, including other Oppenheimer funds with more than 6 million shareholder accounts. The Manager is located at Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. The Fund pays the Manager an advisory fee at an annual rate of
         1.00% calculated on the average daily net assets of the Fund. The
         Fund's advisory fee for the period ended May 31, 2008 was 1.00% of average annual net assets for Class A shares.

         A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's
         Annual Report to shareholders for the fiscal period ended May 31, 2008.

Portfolio Manager.  The Fund's portfolio is managed by Caleb Wong, who is primarily responsible for the day-to-day management of the Fund's investments.

         Mr. Wong has been a Vice President and portfolio manager of the Fund since its inception. He has been a Vice President of the Manager since
         June 1999 and has held a variety of roles, including fixed-income and asset allocation portfolio management, quantitative research and risk management for the Manager since July 1996. He is an officer of one other portfolio in the OppenheimerFunds complex.

         The statement of additional information provides additional information about the Portfolio Manager's compensation, other accounts he manages and his ownership of Fund shares.

ABOUT YOUR ACCOUNT

How to Buy Shares

The Fund's  Distributor,  OppenheimerFunds  Distributor,  Inc., may appoint servicing agents to accept purchase (and redemption)  orders.  The Fund does not currently offer its shares for sale.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a selling agreement with the
         Distributor. Your dealer will place your order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. Your account information will be shared with the dealer you designate as the dealer of record for the account.

Buying Shares Through the Distributor. Complete an OppenheimerFunds new
         account application and return it with a check payable to
         "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver,
         Colorado 80217. Class A shares are the only purchase option. The
         Distributor will act as your agent in buying Class A shares. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund is appropriate for you.
o        Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum wire purchase is
         $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.
o        Buying Shares Through OppenheimerFunds AccountLink. With AccountLink,
         you can pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH)
         system. You can provide share purchase instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below.
         Please refer to "AccountLink," below for more details.
o        Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund automatically from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder application and the Statement of Additional
         Information.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $50. There are reduced minimums available under the following special investment plans:
o        If you establish one of the many types of retirement plan accounts that
         OppenheimerFunds offers, more fully described below under "Special
         Investor Services," you can start your account with as little as $500.
o        For certain retirement accounts that have automatic investments through salary deduction plans, there is no minimum initial investment.

o        By using an Asset Builder Plan or Automatic Exchange Plan (details are in the Statement of Additional Information), or government allotment plan, you can make an initial investment for as little as $500. The minimum subsequent investment is $50, except that for any account established under one of these plans prior to November 1, 2002, the minimum additional investment will remain $25.
o        A minimum initial investment of $250 applies to certain fee based programs that have an agreement with the Distributor. The minimum subsequent investment for those programs is $50.
o        The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the
         Distributor.
o        The minimum purchase amounts listed do not apply to omnibus accounts.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the
Distributor receives the order. Your financial adviser can provide you with more information regarding the time you must submit your purchase order and whether the adviser is an authorized agent for the receipt of purchase orders.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day").
         The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus are to
         Eastern time.

         The net asset value per share for a class of shares on a regular business day is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security may be valued by another method that the Board of
         Trustees believes accurately reflects the fair value. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

         The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's Valuation Committee. Fair value determinations by the
         Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.
         In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).
         The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund's portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share. In addition, the discussion of "time-zone arbitrage"
         describes effects that the Fund's fair value pricing policy is intended to counteract.

         If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

         The Manager believes that foreign-securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be
         "fair valued" to take those factors into account.

The Offering Price. To receive the offering price for a particular day, the
         Distributor or its designated agent must receive your order, in proper form as described in this prospectus, by the time the NYSE closes that day. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.
Buying Through a Dealer. If you buy shares through an authorized dealer, your dealer must receive the order by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it is closed, the order will receive the next offering price that is determined.

WHAT  CLASSES OF SHARES DOES THE FUND OFFER?  All of the Fund's  shares are designated Class A shares.

Class A Shares. If you buy Class A shares, you pay an initial sales charge
         (on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of
Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

         The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

  ------------------------------------ ------------------------ ------------------------- -------------------------
  Amount of Purchase                   Front-End Sales          Front-End Sales           Concession As a
                                       Charge As a              Charge As a
                                       Percentage of            Percentage of Net         Percentage of
                                       Offering Price           Amount Invested           Offering Price
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  Less than $25,000                             5.75%                    6.10%                     4.75%
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $25,000 or more but less than                 5.50%                    5.82%                     4.75%
  $50,000
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $50,000 or more but less than                 4.75%                    4.99%                     4.00%
  $100,000
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $100,000 or more but less than                3.75%                    3.90%                     3.00%
  $250,000
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $250,000 or more but less than                2.50%                    2.56%                     2.00%
  $500,000
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $500,000 or more but less than $1             2.00%                    2.04%                     1.60%
  million
  ------------------------------------ ------------------------ ------------------------- -------------------------
Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix B to the Statement of
Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor or your financial intermediary when purchasing shares or the Transfer Agent or your financial intermediary when redeeming shares that a special condition applies.

CAN YOU REDUCE CLASS A SALES CHARGES? You and your spouse may be eligible to buy
Class A shares of the Fund at reduced sales charge rates set forth in the table above under the Fund's "Right of Accumulation" or a "Letter of Intent." The Fund
reserves the right to modify or to cease offering these programs at any time.

o Right of  Accumulation.  To qualify for the reduced  Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above),  you can add the value of shares you or your spouse  currently own or  purchases  you are  currently  making to the value of your Class A share purchase. You may count Class A shares of the Fund or Class A, Class B and Class
C shares of other  Oppenheimer  funds and Class A, Class B, Class C, Class G and
Class H units in advisor  sold  Section 529 plans,  for which the Manager or the
Distributor serves as the Program Manager or Program  Distributor.  Your Class A
shares of Oppenheimer  Money Market Fund,  Inc. or Oppenheimer  Cash Reserves on
which you have not paid a sales charge will not be counted for this purpose.  In totaling your holdings,  you may count shares held in your  individual  accounts
(including  IRAs,  403(b) plans and advisor sold Section 529 plans),  your joint accounts  with your  spouse,  or accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.  A fiduciary can count all shares  purchased  for a trust,  estate  or  other  fiduciary  account  that has multiple  accounts  (including  employee benefit plans for the same employer and
Single K Plans for the benefit of a sole proprietor).

     If you are  buying  shares  directly  from the Fund,  you must  inform  the
Distributor  of your  eligibility  and holdings at the time of your  purchase in order to qualify for the Right of Accumulation. If you are buying shares through
your  financial   intermediary  you  must  notify  your   intermediary  of  your
eligibility for the Right of Accumulation at the time of your purchase. You must notify the Distributor or your financial intermediary of any qualifying 529 plan holdings.

     To count  eligible  shares  held in  accounts  at other  firms,  you may be requested to provide the Distributor or your financial  intermediary with a copy of all account  statements  showing current holdings of the Fund, other eligible
Oppenheimer  funds or qualifying  529 plans,  as described  above.  To determine which Class A sales  charge rate you qualify for on your current  purchase,  the
Distributor or financial  intermediary  through which you are buying shares will calculate the value of your eligible shares based on the current offering price.

o Letters of Intent. You may also qualify for reduced Class A sales charges by  submitting  a Letter of Intent to the  Distributor.  A Letter of Intent is a
written  statement of your  intention  to purchase a specified  value of Class A shares of the Fund or Class A,  Class B or Class C shares  of other  Oppenheimer funds or Class A,  Class B,  Class  C,  Class G and  Class H unit  purchases  in advisor sold Section 529 plans,  for which the Manager or Distributor  serves as the Program Manager or Program Distributor over a 13-month period.  Purchases of
Class N shares or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions, purchases of Class A shares under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money
Market Fund,  Inc. or Oppenheimer  Cash Reserves on which a sales charge has not been paid, will not be counted as "qualified purchases" for satisfying the terms of a Letter  of  Intent.  You must  notify  the  Distributor  or your  financial intermediary of any qualifying 529 plan holdings.

     The total amount of your  intended  purchases  will  determine  the reduced sales  charge rate that will apply to your Class A share  purchases  of the Fund during the 13-month period. If you do not complete the purchases outlined in the
Letter of Intent,  the front-end sales charge you paid on your purchases will be recalculated  to reflect  the actual  value of shares you  purchased.  A certain portion of your shares will be held in escrow by the Fund's  Transfer  Agent for this  purpose.  Please  refer to "How to Buy  Shares - Letters of Intent" in the
Fund's Statement of Additional  Information for more complete  information.  You may also be able to apply the Right of Accumulation to these purchases.

Other Special Sales Charge Arrangements and Waivers. The Fund and the
Distributor offer other opportunities to purchase shares without front-end or contingent deferred sales charges under the programs described below. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

o             Dividend Reinvestment. Dividends and/or capital gains
              distributions received by a shareholder from the Fund may be reinvested in shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund may be exchanged without a sales charge, at the net asset value per share in effect on the payable date. You must notify the Transfer Agent or your financial intermediary to elect this option and must have an existing account in the fund selected for reinvestment.

o             Exchanges of Shares. Shares of the Fund cannot be purchased by exchange of shares of other Oppenheimer funds at the current time.

o  Reinvestment  Privilege.  Within six months of a  redemption  of certain
Class A shares, the proceeds may be reinvested in Class A shares of the Fund, or any of the  other  Oppenheimer  funds  into  which  shares  of the  Fund  may be exchanged,  without a sales charge.  This  privilege  applies to  redemptions of
Class A shares that were  subject to an initial  sales  charge or Class A shares that were  subject to a contingent  deferred  sales  charge when  redeemed.  The investor must ask the Transfer  Agent or his or her financial  intermediary  for that  privilege at the time of  reinvestment  and must identify the account from which the redemption  was made.  This  reinvestment  privilege does not apply to reinvestment purchases made through automatic investment options.

o Other Special Reductions and Waivers.  The Fund and the Distributor offer additional  arrangements  to reduce or eliminate  front-end  sales charges or to waive  contingent  deferred sales charges for certain types of transactions  and for certain  categories of investors  (primarily  retirement plans that purchase shares in special  programs  through the  Distributor).  These are  described in greater  detail in Appendix B to the  Statement of Additional  Information.  The
Fund's   Statement  of  Additional   Information   may  be  ordered  by  calling
1.800.225.5677.  A  description  of  these  waivers  and  special  sales  charge arrangements  is also  available  for  viewing on the  OppenheimerFunds  website
(under the heading  "Fund  Information,"  click on the  hyperlink  "Sales Charge
Waivers").  To  receive  a waiver or  special  sales  charge  rate  under  these programs,  the  purchaser  must  notify  the  Distributor  (or  other  financial intermediary  through which shares are being purchased) at the time of purchase, or must notify the Transfer  Agent at the time of  redeeming  shares for waivers that apply to contingent deferred sales charges.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on
Class A share purchases totaling $1 million or more of one or more of the
Oppenheimer funds. However, those Class A shares may be subject to a 1.0%
contingent deferred sales charge if they are redeemed within an 18-month
"holding period" measured from the beginning of the calendar month of their purchase (except for shares in certain retirement plans, described below). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources equal to 1.0% of Class A purchases of $1 million or more (other than purchases by certain retirement plans). The concession will not be paid on shares purchased by exchange of shares that were previously subject to a front-end sales charge and dealer concession.

o             Class A Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of the Fund by certain retirement plans that have $1 million or more in plan assets or that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors, insurance companies or recordkeepers. There is no contingent deferred sales charge on redemptions of any group retirement plan shares purchased after
              March 1, 2007, or certain retirement plan shares offered through banks, broker-dealers, financial advisors, insurance companies or recordkeepers.

              Until March 1, 2007, the Distributor paid a concession from its own resources on purchases by certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans"). Shares purchased in grandfathered retirement plans prior to March 1, 2007 will continue to be subject to the contingent deferred sales charge if they are redeemed within 18 months after purchase. Beginning March 1, 2007, the Distributor will not pay a concession on new share purchases by retirement plans (except plans that have $5 million or more in plan assets) and no new group retirement plan purchases will be subject to the contingent deferred sales charge, including purchases in grandfathered retirement plans. For shares purchased prior to March 1, 2007, the concession for grandfathered retirement plans was 0.75% of the first $2.5 million of purchases plus 0.25% of purchases in excess of $2.5 million. Effective March 1, 2007, the concession for grandfathered retirement accounts is 0.25%.

              For retirement plans that have $5 million or more in plan assets within the first six months from the time the account was
              established, the Distributor may pay dealers of record concessions equal to 0.25% of the purchase price of Class A shares from its own resources at the time of sale. Those payments are subject to certain exceptions described in "Retirement Plans" in the
              Statement of Additional Information.

SERVICE (12b-1) PLAN

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class
          A shares that reimburses the Distributor for a portion of the costs of providing services to Class A shareholder accounts. The Fund makes these payments quarterly, based on an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The
          Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions for providing personal service and maintenance of accounts of their customers that hold Class A shares.

         Prior to March 1, 2007, the Distributor paid the first year's service fee in advance for shares purchased in grandfathered retirement plans and it retained the service fee from the Fund with respect to those shares during the first year after their purchase. After the shares were held by a grandfathered retirement plan for a year, the
         Distributor paid the ongoing service fee to the dealer of record on a periodic basis. For shares purchased in grandfathered plans on or after
         March 1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager
and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the
Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. These payments by the
Manager or Distributor from their own resources are not reflected in the tables in the section called "Fees and Expenses of the Fund" in this prospectus because they are not paid by the Fund.

       "Financial intermediaries" are firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for doing so. Your securities dealer or financial adviser, for example, is a financial intermediary, and there are other types of financial intermediaries that receive payments relating to the sale or servicing of the
Fund's shares. In addition to dealers, the financial intermediaries that may receive payments include sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks and trust companies offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

       In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that dealer, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that dealer and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory
Authority (FINRA), formerly known as the NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

       Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of
Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the
Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

       Payments may also be made by the Manager, the Distributor or the Transfer
Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

       The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor.
Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your dealer or financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an
Automated Clearing House (ACH) member. AccountLink lets you:
      o  transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset
         Builder Plans, or
      o  have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the
         Transfer Agent for more information.

         You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.225.5677. The purchase payment will be debited from your bank account.

         AccountLink privileges should be requested on your application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer
Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to the bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the
PhoneLink number, 1.800.225.5677.
Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.225.5677. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.

Selling Shares. You can redeem shares by telephone automatically by calling the
         PhoneLink number and the Fund will send the proceeds directly to your
         AccountLink bank account. Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.225.5677 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at
www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at
1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the
Statement of Additional Information for details.

RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The
Distributor also offers a number of different retirement plans that individuals and employers can use:
Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs,
         SIMPLE IRAs and rollover IRAs.
SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k)   Plans. These are special retirement plans for businesses.
Pension and  Profit-Sharing  Plans. These plans are designed for businesses and self-employed individuals.  Please call the Distributor for OppenheimerFunds retirement  plan  documents,  which  include  applications  and  important  plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day.
Your shares will be sold at the next net asset value calculated after your order is received by the Distributor or your authorized financial intermediary, in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by wire, by telephone or on the internet. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at
1.800.225.5677, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
     o   You wish to redeem more than $100,000 and receive a check
     o   The redemption check is not payable to all shareholders listed on the account statement o The redemption check is not sent to the address of record on your account statement o Shares are being transferred to a
         Fund account with a different owner or name o Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o        a U.S. bank, trust company, credit union or savings association,
o        a foreign bank that has a U.S. correspondent bank,
o        a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o        a U.S. national securities exchange, a registered securities association or a clearing agency.
         If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to sell shares in an
         OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

Receiving Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system.
         The minimum redemption you can have sent by wire is $2,500. There is a
         $10 fee for each request. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at
         1.800.225.5677.

HOW DO YOU  SELL  SHARES  BY  MAIL?  Write a  letter  of  instruction  that includes:  o Your name o The Fund's name o Your Fund  account  number (from your account  statement) o The dollar amount or number of shares to be redeemed o Any special  payment  instructions o Any share  certificates  for the shares you are selling o The  signatures  of all  registered  owners  exactly as the account is registered,  and o Any special  documents  requested  by the  Transfer  Agent to assure proper authorization of the person asking to sell the shares.

        Use the following address for regular mail:

                  OppenheimerFunds Services
                       P.O. Box 5270
                   Denver, Colorado 80217

        Use one of the following addresses for courier or express mail:
              Prior to October 10, 2008:          On or after October 10, 2008:
               OppenheimerFunds Services            OppenheimerFunds Services
               10200 East Girard Avenue             12100 East Iliff Avenue
               Building D                           Suite 300
               Denver, Colorado 80231               Aurora, Colorado 80014

HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of the NYSE that day, which is normally 4:00
p.m. Eastern time, but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds-sponsored qualified retirement plan account or under a share certificate by telephone.
     o   To redeem shares through a service representative or automatically on
         PhoneLink, call 1.800.225.5677. Whichever method you use, you may have a check sent to the address on the account statement,
or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

         If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the
         Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN YOU SELL SHARES THROUGH YOUR DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers.
Brokers or dealers may charge a processing fee for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A contingent deferred sales charge and redeem any of those shares during the applicable holding period, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix B to the Statement of Additional Information and you advise the Transfer Agent or your financial intermediary of your eligibility for the waiver when you place your redemption request.)

         A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:
o        the amount of your account value  represented  by an increase in net asset value over the initial purchase price,
o        shares purchased by the reinvestment of dividends or capital gains distributions, or
o        shares  redeemed  in the  special  circumstances  described  in
         Appendix B to the  Statement  of Additional Information.

         To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
     1. shares acquired by reinvestment of dividends and capital gains distributions,
     2. shares held for the holding period, and
     3. shares held the longest during the holding period.

         Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire.
Similarly, if you acquire shares of this Fund by exchanging shares of another
Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

If you want to change all or part of your  investment  from one Oppenheimer fund to another,  you can  exchange  your shares for shares of the same class of another  Oppenheimer fund that offers the exchange privilege.  For example,  you can exchange Class A shares of the Fund only for Class A shares of another fund.
To  exchange  shares,  you must meet  several  conditions:  o Shares of the fund selected for exchange must be available  for sale in your state of residence.  o
The selected fund must offer the exchange privilege. o You must meet the minimum purchase requirements for the selected fund. o Generally,  exchanges may be made only between  identically  registered  accounts,  unless all account owners send written exchange  instructions with a signature  guarantee.  o Before exchanging into a fund, you must obtain its prospectus and should read it carefully.

         For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. An exchange may result in a capital gain or loss.

         You can find a list of the Oppenheimer funds that are currently available for exchanges in the Statement of Additional Information or you can
obtain a list by calling a service representative at 1.800.225.5677. The funds available for exchange can change from time to time.

         There are a number of other special conditions and limitations that apply to certain types of exchanges. These conditions and circumstances are described in detail in the "How to Exchange Shares" section in the Statement of
Additional Information.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing, by telephone or internet, or by establishing an Automatic Exchange Plan.

Written Exchange Requests. Send a request letter, signed by all owners of the account, to the Transfer Agent at the address on the back cover.
         Exchanges of shares for which share certificates have been issued cannot be processed unless the Transfer Agent receives the certificates with the request letter.

Telephone and Internet Exchange Requests. Telephone exchange requests may be made either by calling a service representative or by using PhoneLink by calling 1.800.225.5677. You may submit internet exchange requests on the OppenheimerFunds internet website, at www.oppenheimerfunds.com. You must have obtained a user I.D. and password to make transactions on that website. Telephone and/or internet exchanges may be made only between accounts that are registered with the same name(s) and address.
         Shares for which share certificates have been issued may not be exchanged by telephone or the internet.

Automatic Exchange Plan. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares automatically on a monthly, quarterly, semi-annual or annual basis.

Please refer to "How to Exchange Shares" in the Statement of Additional
Information for more details.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES, REDEMPTIONS AND EXCHANGES?

Risks from Excessive Purchase, Redemption and Short-Term Exchange Activity. The
OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change.
However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the
Fund's investments efficiently, increase the Fund's transaction and administrative costs and/or affect the Fund's performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in exchange and/or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet redemption or exchange requests, and the Fund's brokerage or administrative expenses might be increased.

Therefore, the Manager and the Fund's Board of Trustees have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges, and/or purchase and redemption activity, while balancing the needs of investors who seek liquidity from their investment and the ability to exchange shares as investment needs change. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.

o Timing of Exchanges. Exchanged shares are normally redeemed from one fund and the proceeds are  reinvested  in the fund  selected for exchange on the same regular  business  day on  which  the  Transfer  Agent or its  agent  (such as a financial  intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request  must be received  by the close of the NYSE that day,  which is normally
4:00 p.m.  Eastern  time,  but may be earlier on some days,  in order to receive that day's net asset value on the exchanged  shares.  Exchange requests received after the close of the NYSE will  receive  the next net asset  value  calculated
after  the  request  is  received.   However,   the  Transfer  Agent  may  delay
transmitting  the proceeds  from an exchange for up to five  business days if it determines,  in its  discretion,  that an earlier  transmittal of the redemption proceeds  to the  receiving  fund would be  detrimental  to either the fund from which the  exchange  is being made or the fund into which the  exchange is being made. The proceeds will be invested in the fund into which the exchange is being made at the next net asset value calculated after the proceeds are received.  In the event that such a delay in the reinvestment of proceeds occurs, the Transfer
Agent will notify you or your financial representative.

o        Limits on Disruptive Activity. The Transfer Agent may, in its
         discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy outlined in this prospectus. The Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control as part of the Transfer Agent's procedures to detect and deter excessive trading activity.

o        Exchanges of Client Accounts by Financial Advisers. The Fund and the
         Transfer Agent permit dealers and financial intermediaries to submit exchange requests on behalf of their customers (unless that authority has been revoked). A fund or the Transfer Agent may limit or refuse exchange requests submitted by financial intermediaries if, in the
         Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

o        Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus. Further details are provided under "How to Sell Shares."

o        Right to Refuse Exchange and Purchase Orders. The Distributor and/or
         the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

o        Right to Terminate or Suspend Account Privileges. The Transfer Agent
         may send a written warning to direct shareholders that the Transfer
         Agent believes may be engaging in excessive purchases, redemptions and/or exchange activity and reserves the right to suspend or terminate the ability to purchase shares and/or exchange privileges for any account that the Transfer Agent determines, in carrying out these policies and in the exercise of its discretion, has engaged in disruptive or excessive trading activity, with or without such warning.

o        Omnibus Accounts. If you hold your shares of the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of a retirement plan or 529 plan, that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or
         "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply.

While the Fund, the Distributor, the Manager and the Transfer Agent encourage financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund, the Transfer Agent may not be able to detect excessive short term trading activity facilitated by, or in accounts maintained in, the omnibus or street name accounts of a financial intermediary. Therefore the Transfer Agent might not be able to apply this policy to accounts such as
(a) accounts held in omnibus form in the name of a broker-dealer or other financial institution, or (b) omnibus accounts held in the name of a retirement plan or 529 plan trustee or administrator, or (c) accounts held in the name of an insurance company for its separate account(s), or (d) other accounts having multiple underlying owners but registered in a manner such that the underlying beneficial owners are not identified to the Transfer Agent.

However, the Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity. However, the
Transfer Agent's ability to monitor and deter excessive short-term trading in omnibus or street name accounts ultimately depends on the capability and cooperation of the financial intermediaries controlling those accounts.

Additional Policies and Procedures. The Fund's Board has adopted the following additional policies and procedures to detect and prevent frequent and/or excessive exchanges and purchase and redemption activity:

o 30-Day Limit. A direct shareholder may exchange some or all of the shares of the Fund held in his or her account to another eligible Oppenheimer fund once in a 30 calendar-day period. When shares are exchanged into a fund account, that account will be "blocked" from further  exchanges into another fund for a period of 30 calendar days from the date of the  exchange.  The block will apply to the full account balance and not just to the amount exchanged into the account.  For example,  if a shareholder  exchanged  $1,000 from one fund into another fund in which the shareholder  already owned shares worth $10,000,  then,  following the exchange,  the full account  balance  ($11,000 in this example) would be blocked from further  exchanges  into  another fund for a period of 30 calendar  days. A
"direct  shareholder"  is one whose  account is  registered  on the Fund's books showing the name, address and tax ID number of the beneficial owner.

o Exchanges Into Money Market Funds. A direct shareholder will be permitted to  exchange  shares of a stock or bond fund for shares of a money  market  fund that offers an  exchange  privilege  at any time,  even if the  shareholder  has exchanged shares into the stock or bond fund during the prior 30 days.  However, all of the shares  held in that  money  market  fund would then be blocked  from further exchanges into another fund for 30 calendar days.

o Asset Allocation.  Third-party asset allocation and rebalancing  programs will be subject to the 30-day limit described above. Asset allocation firms that want to  exchange  shares held in  accounts  on behalf of their  customers  must identify  themselves to the Transfer  Agent and execute an  acknowledgement  and agreement to abide by these policies with respect to their customers'  accounts.
"On-demand"  exchanges outside the parameters of portfolio  rebalancing programs will be subject to the  30-day  limit.  However,  investment  programs  by other
Oppenheimer   "funds-of-funds"   that  entail   rebalancing  of  investments  in
underlying Oppenheimer funds will not be subject to these limits.

o Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer
Agent will not be subject to the 30-day block as a result of those  automatic or systematic exchanges (but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges).

Shareholder Account Rules and Policies

More  information  about the Fund's  policies  and  procedures  for buying, selling and  exchanging  shares is  contained  in the  Statement  of  Additional
Information.

A $12 annual "Minimum Balance Fee" is assessed on each Fund account with a value of less than $500. The fee is automatically deducted from each applicable
         Fund account annually in September. See the Statement of Additional
         Information to learn how you can avoid this fee and for circumstances under which this fee will not be assessed.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer
         Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using
         PINs, and by confirming such transactions in writing. The Transfer
         Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the
         Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this prospectus.
Dealers that perform account transactions for their clients by participating in
         NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares" for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check.
Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted into cash.
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer
         Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts. The Fund or the Transfer
         Agent may use this information to attempt to verify your identity. The
         Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges)
         if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

         If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.225.5677. You may also notify the Transfer
         Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the
         Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare and pay dividends from net investment income on an annual basis. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

CAPITAL GAINS. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains annually. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options: Reinvest All Distributions in the Fund.
You can elect to reinvest all dividends and capital gains
         distributions in additional shares of the Fund.
Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through
         AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.

Reinvest Your Distributions in Another OppenheimerFunds Account. You can
         reinvest all distributions in the same class of shares of another
         Oppenheimer fund, if that fund is available for exchanges and if you have an account established in that fund.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund.
Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

         Every year the Fund will send you and the Internal Revenue Service a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

         If you are neither a lawful permanent resident nor a citizen of the
United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gain) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. Dependent upon Congressional action, for the Fund's taxable year beginning June 1, 2008, certain distributions that are designated by the Fund as interest-related dividends or short-term gain dividends and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax. To the extent the Fund's distributions are derived from dividends, they will not be eligible for this exemption.

         The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, but reserves the right not to qualify.
It qualified during its most recent fiscal year. The Fund, as a regulated investment company, will not be subject to federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.

Avoid "Buying a Distribution." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

         This information is only a summary of certain federal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund
(assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

--------------------------------------------------------------------------------------------- ------------------- ------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------- ------------------- ------
--------------------------------------------------------------------------------------- ---------------- ---------------

--------------------------------------------------------------------------------------- ---------------- ---------------
--------------------------------------------------------------------------------------- ---------------- ---------------

Class A                  Period Ended May 31,                                                  2008        2007 (1)

--------------------------------------------------------------------------------------- ---------------- ---------------
--------------------------------------------------------------------------------------- ---------------- ---------------

Per Share Operating Data

--------------------------------------------------------------------------------------- ---------------- ---------------
--------------------------------------------------------------------------------------- ---------------- ---------------

Net asset value, beginning of period                                                        $ 30.47         $ 30.00

--------------------------------------------------------------------------------------- ---------------- ---------------
--------------------------------------------------------------------------------------- ---------------- ---------------

Income (loss) from investment operations:

--------------------------------------------------------------------------------------- ---------------- ---------------
--------------------------------------------------------------------------------------- ---------------- ---------------

Net investment income (2)                                                                      1.01             .20

--------------------------------------------------------------------------------------- ---------------- ---------------
--------------------------------------------------------------------------------------- ---------------- ---------------

Net realized and unrealized gain (loss)                                                       (.15)             .27

--------------------------------------------------------------------------------------- ---------------- ---------------
--------------------------------------------------------------------------------------- ---------------- ---------------

Total from investment operations                                                                .86             .47

--------------------------------------------------------------------------------------- ---------------- ---------------
--------------------------------------------------------------------------------------- ---------------- ---------------

Dividends and/or distributions to shareholders:

--------------------------------------------------------------------------------------- ---------------- ---------------
--------------------------------------------------------------------------------------- ---------------- ---------------

Dividends from net investment income                                                          (.11)               -

--------------------------------------------------------------------------------------- ---------------- ---------------
--------------------------------------------------------------------------------------- ---------------- ---------------

Distributions from net realized gain                                                          (.19)               -

--------------------------------------------------------------------------------------- ---------------- ---------------
--------------------------------------------------------------------------------------- ---------------- ---------------

Total dividends and/or distributions to shareholders                                          (.30)               -

--------------------------------------------------------------------------------------- ---------------- ---------------
--------------------------------------------------------------------------------------- ---------------- ---------------

Net asset value, end of period                                                              $ 30.47         $ 30.47

--------------------------------------------------------------------------------------- ---------------- ---------------
--------------------------------------------------------------------------------------- ---------------- ---------------

--------------------------------------------------------------------------------------- ---------------- ---------------
--------------------------------------------------------------------------------------- ---------------- ---------------

Total Return, At Net Asset Value (3)                                                          2.38%           1.57%

--------------------------------------------------------------------------------------- ---------------- ---------------
--------------------------------------------------------------------------------------- ---------------- ---------------

--------------------------------------------------------------------------------------- ---------------- ---------------
--------------------------------------------------------------------------------------- ---------------- ---------------

Ratios/Supplemental Data

--------------------------------------------------------------------------------------- ---------------- ---------------
--------------------------------------------------------------------------------------- ---------------- ---------------

Net assets, end of period (in thousands)                                                    $20,791         $20,412

--------------------------------------------------------------------------------------- ---------------- ---------------
--------------------------------------------------------------------------------------- ---------------- ---------------

Average net assets (in thousands)                                                           $20,522         $20,264

--------------------------------------------------------------------------------------- ---------------- ---------------
--------------------------------------------------------------------------------------- ---------------- ---------------

Ratios to average net assets: (4)

--------------------------------------------------------------------------------------- ---------------- ---------------
--------------------------------------------------------------------------------------- ---------------- ---------------

Net investment income                                                                         3.30%           2.65%

--------------------------------------------------------------------------------------- ---------------- ---------------
--------------------------------------------------------------------------------------- ---------------- ---------------

Total expenses (5)                                                                            1.44%           1.62%

--------------------------------------------------------------------------------------- ---------------- ---------------
--------------------------------------------------------------------------------------- ---------------- ---------------

Expenses after payments, waivers and/or                                                       1.41%           1.62%
reimbursements and reduction to custodian expenses

--------------------------------------------------------------------------------------- ---------------- ---------------
--------------------------------------------------------------------------------------- ---------------- ---------------

Portfolio turnover rate                                                                       357%              75%

--------------------------------------------------------------------------------------- ---------------- ---------------

1.       For the period from March 5, 2007 (commencement of operations) to May
         31, 2007.
2.       Per share amounts calculated based on the average shares outstanding during the period.
3.       Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.       Annualized for periods of less than one full year.

5.       Total expenses including indirect expenses from affiliated fund were as follows: Year Ended May 31, 2008 1.46% Period Ended May 31, 2007 1.62%

INFORMATION AND SERVICES

For More Information on Oppenheimer Absolute Return Fund
The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

------------------------------------------- ---------------------------------------------------------------------
By Telephone:                               Call OppenheimerFunds Services toll-free:
                                            1.800.CALL OPP (225.5677)
------------------------------------------- ---------------------------------------------------------------------
------------------------------------------- ---------------------------------------------------------------------
By Mail:                                    Write to:
                                            OppenheimerFunds Services
                                            P.O. Box 5270
                                            Denver, Colorado 80217-5270
------------------------------------------- ---------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington, D.C. Information on the operation of the Public
Reference Room may be obtained by calling the Securities and Exchange Commission at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the Securities and Exchange Commission's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the Securities and Exchange Commission's e-mail address:
publicinfo@sec.gov or by writing to the Securities and Exchange Commission 's
Public Reference Section, Washington, D.C. 20549-0102.
No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:                 [logo] OppenheimerFunds Distributor, Inc.
The Fund's SEC File No.: 811-21918

PR0853.001.0908
Printed on recycled paper

Oppenheimer Absolute Return FundSM

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional Information dated September 26, 2008

This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated September 26, 2008. It should be read together with the
Prospectus. You can obtain the Prospectus by writing to the Fund's Transfer
Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or
by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

Contents                                                                                         Page

About the Fund

About Your Account

Financial Information About the Fund

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

         The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of
Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities that the Fund's investment manager, OppenheimerFunds, Inc., (the "Manager"), can select for the Fund.
Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use some or all of the investment techniques and strategies described below in seeking its goal. It may however, at times use some or all of the special investment techniques and strategies when seeking its objective.

         The Fund seeks to meet its objective by using an investment process that primarily relies on quantitative models to determine security selection, hedging and asset allocation. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, currently the general security selection, hedging and asset allocation processes involve:

o        Bottom Up. The Manager uses "bottom up" models to analyze a wide range of valuation and market factors to determine the relative value of the securities. The models assist the Manager in identifying the most attractive set of securities within each asset class or sector in which the Fund invests.
o        Hedging. The Manager uses risk management models to estimate the Fund's level of risk exposures to major markets. The Manager uses derivatives and other strategies, such as short sales, to hedge the Fund's exposure to these risks.
o        Top Down. The Manager uses "top down" models to enable the Fund to tactically adjust the hedges to take advantage of investment opportunities at the asset and sector level.

Investments in Equity Securities. The Fund does not limit its investments in equity securities to issuers having a market capitalization of a specified size or range, and therefore the Fund can invest in securities of companies of any market capitalization. At times, the Fund may increase the relative emphasis of its equity investments in securities of one or more capitalization ranges, based upon the Manager's judgment of where the best market opportunities are to seek the Fund's objective. At times, the market may favor or disfavor securities of issuers of a particular capitalization range and securities of smaller capitalization issuers may be subject to greater price volatility in general than securities of larger companies. Therefore, if the Fund has substantial investments in smaller capitalization companies at times of market volatility, the Fund's share price may fluctuate more than that of funds focusing on larger capitalization issuers.

Preferred Stocks. Preferred stocks are equity securities but have certain attributes of debt securities. Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital as debt securities and may not offer the same degree of assurance of continued income as debt securities. The rights of preferred stock on distribution of a corporation's assets in the event of its liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of its liquidation.

Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before the issuer can pay dividends on common shares.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest prior to maturity rates decline. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

o Rights and Warrants. The Fund can invest in rights and warrants. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders.
Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

o Convertible Securities. Convertible securities are debt securities that are convertible into an issuer's common stock. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation.

         The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security: it will likely sell at a premium over its conversion value, and its price will tend to fluctuate directly with the price of the underlying security. Convertible securities are subject to credit risks and interest rate risk as discussed below under "Investments in
Debt Securities."

         While some convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities)
causes them to be regarded by the Manager more as "equity equivalents." In those cases, the credit rating assigned to the security has less impact on the
Manager's investment decision than in the case of non-convertible fixed-income securities. To determine whether convertible securities should be regarded as
"equity equivalents," the Manager examines the following factors:

(1)           whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)           whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis
              (considering the effect of conversion of the convertible
              securities), and

(3)           the extent to which the convertible security may be a defensive
              "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

Investments in Debt Securities. The Fund can invest in a variety of domestic and foreign debt securities, including mortgage-backed securities, investment-grade corporate debt securities and U.S. and foreign government securities. The Fund can also invest in those debt securities and other high-quality short-term debt securities including money market instruments for liquidity or defensive purposes. Foreign debt securities are subject to the risks of foreign investing described below. In general, domestic and foreign debt securities are also subject to two additional types of risks: credit risk and interest rate risk.

o Credit  Risk.  Credit  risk  relates to the ability of the issuer to meet interest  or  principal  payment  obligations  as they  become  due.  In  making investments  in debt  securities,  the  Manager  may rely to some  extent on the ratings of rating  organizations  or it may use its own  research  to evaluate a security's  creditworthiness.  Investment-grade  bonds are bonds  rated at least
"Baa" by Moody's Investors Service, Inc. ("Moody's"), at least "BBB" by Standard
& Poor's Rating Service ("S&P's") or Fitch Inc. ("Fitch"),  or that have
comparable   ratings  by  another  nationally   recognized   statistical  rating
organization.  If securities the Fund buys are unrated, to be considered part of the Fund's holdings of investment-grade  securities,  they must be judged by the
Manager to be of  comparable  quality to bonds  rated as  investment-grade  by a rating  organization.  The debt  security  ratings  definitions  of the Moody's,
S&P's and Fitch are included in Appendix A of this SAI.

o Interest Rate Risk. Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield.
For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

         Fluctuations in the market value of fixed-income securities after the
Fund buys them will not affect the interest income payable on those securities
(unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

o Mortgage-Related Securities. Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

         Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk
(depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus.

         As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index.
Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

         In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated
maturities.

         Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.

         If interest rates rise rapidly, prepayments may occur at a slower rate than expected and the expected maturity of long-term or medium-term securities could lengthen as a result. Generally, that would cause their value and the prices of the Fund's share to fluctuate more widely in response to changes in interest rates.

         As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them.
Their values may also be affected by changes in government regulations and tax policies.

Collateralized  Mortgage  Obligations.  CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage  pass-through  certificates.  They may be collateralized by:
(1) pass-through  certificates issued or guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac,

(2) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs,

(3) unsecuritized conventional mortgages,
(4) other mortgage-related securities, or
(5) any combination of these.

         Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate
CMOs or floating rate CMOs.

Below Investment-Grade Debt Securities. Lower-rated bonds are bonds rated in the lower rating categories of Moody's and S&P, including securities rated Ba or lower by Moody's and BB or lower by S&P. Securities rated in these categories are considered to be of poorer quality and predominantly speculative. Bonds in these categories may also be called "high yield bonds" or "junk bonds." If they are unrated, and are determined by the Fund's manager to be of comparable quality to debt securities rated below investment grade, they are considered part of the Fund's portfolio of lower-grade securities. A description of various corporate debt ratings appears in Appendix A to this SAI.

         Lower-rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted)
firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances may be substantial.

         In the past, the high yields from lower-rated securities have, at times, adequately compensated for the higher default rates on such securities.
However, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on lower rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

         The value of lower-rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower-rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

         Especially at such times, trading in the secondary market for lower-rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower-rated securities may be less liquid than the market for investment-grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower-rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower-rated securities prices may become more volatile and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer may be adversely affected.

         Lower-rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.

         Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including risk of untimely interest and principal payment, default, price volatility and may present problems of liquidity, valuation and currency risk. The Fund may also invest in
Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States. The Fund does not intend to limit investments in lower rated securities.

o  Special  Risks  of  Lower-Grade  Debt  Securities.   "Lower-grade"  debt
securities  are those rated below  "investment  grade,"  which means they have a rating  lower than "Baa" by Moody's or lower than "BBB" by S&P or Fitch,  or similar ratings by other rating organizations.

         Some of the special credit risks of lower-grade securities or "junk bonds" are discussed below. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn.
An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risk of foreign investing discussed in the Prospectus and in this SAI.

         To the extent they can be converted into stock, convertible securities may be less subject to some of the risks of volatility than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

         The value of lower rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

         Especially at such times, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated securities may be less liquid than the market for investment-grade corporate bonds. There are fewer securities dealers in the yield market and purchasers of lower rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated securities prices may become more volatile and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer may be adversely affected.

         Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower rated securities.

         Securities issued by foreign issuers rated below investment-grade entail greater risks than higher rated securities, including risk of untimely interest and principal payment, default, price volatility and may present problems of liquidity, valuation and currency risk.

     While  securities rated "Baa" by Moody's or "BBB" by S&P's or Fitch are investment  grade and are not regarded as junk bonds,  those  securities  may be
subject  to  special  risks,  and  have  some  speculative  characteristics.   A
description  of the debt security  ratings  categories  of the principal  rating organizations is included in Appendix A to this SAI.

U.S. Government Securities. These are securities issued or guaranteed by the
U.S. Treasury or other U.S. government agencies or federally-chartered entities referred to as "instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the Fund can invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United
States if the issuing agency or instrumentality does not meet its commitment.
The Fund will invest in securities of U.S. government agencies and instrumentalities only if the Manager is satisfied that the credit risks with respect to the agency or instrumentality is minimal.

o U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of from one to ten years when issued), and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. They also can include U.S. Treasury securities that have been "stripped" by a Federal Reserve Bank, zero-coupon U.S. Treasury securities and Treasury Inflation-Protection Securities ("TIPS") described below.

o Treasury Inflation-Protection Securities. The Fund can buy these U.S. Treasury securities, called "TIPS," that are designed to be an investment vehicle not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published
  Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

o Obligations Issued or Guaranteed by U.S. Government Agencies or
  Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government.
  Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association ("Ginnie Mae") pass-through mortgage certificates. Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National
  Mortgage Association ("Fannie Mae") bonds, Federal Home Loan Mortgage
  Corporation ("Freddie Mac") obligations and certain other obligations.

o U.S. Government Mortgage-Related Securities. The Fund can invest in a variety of mortgage-related securities that are issued by U.S. government agencies or instrumentalities, some of which are described below.

o Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and
  Urban Development. Ginnie Mae's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages. Ginnie Mae certificates are debt securities representing an interest in one or a pool of mortgages that are insured by the Federal Housing Administration or the
  Farmers Home Administration or guaranteed by the Veterans Administration.

         The Ginnie Mae certificates in which the Fund can invest are of the
"fully modified pass-through" type. They provide that the registered holders of the certificates will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro-rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of Ginnie
Mae, whether or not the interest on the underlying mortgages has been collected by the issuers.

         The Ginnie Mae certificates purchased by the Fund are guaranteed as to timely payment of principal and interest by Ginnie Mae. In giving that guaranty,
Ginnie Mae expects that payments received by the issuers of Ginnie Mae certificates on account of the mortgages backing the Ginnie Mae certificates will be sufficient to make the required payments of principal of and interest on those Ginnie Mae certificates. However, if those payments are insufficient, the guaranty agreements between the issuers of the certificates and Ginnie Mae require the issuers to make advances sufficient for the payments. If the issuers fail to make those payments, Ginnie Mae will do so.

         Under Federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by Ginnie Mae as to such mortgage pools. An opinion of an
Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United States backed by its full faith and credit." Ginnie Mae is empowered to borrow from the United
States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

         Ginnie Mae certificates are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages.
Except to the extent of payments received by the issuers on account of such mortgages, Ginnie Mae certificates do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against Ginnie Mae.
 Holders of Ginnie Mae certificates (such as the Fund) have no security interest in or lien on the underlying mortgages.

         Monthly payments of principal will be made, and additional prepayments of principal may be made, to the Fund with respect to the mortgages underlying the Ginnie Mae certificates held by the Fund. All of the mortgages in the pools relating to the Ginnie Mae certificates in the Fund are subject to prepayment without any significant premium or penalty, at the option of the mortgagors.
While the mortgages on 1-to-4-family dwellings underlying certain Ginnie Mae certificates have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

o Freddie Mac Certificates. Freddie Mac, a corporate instrumentality of the
 United States, issues Freddie Mac certificates representing interests in mortgage loans. Freddie Mac guarantees to each registered holder of a Freddie
 Mac certificate timely payment of the amounts representing a holder's proportionate share in:

(i)                        interest payments less servicing and guarantee fees,
(ii)                       principal prepayments, and
(iii)                      the ultimate collection of amounts representing the
                           holder's proportionate interest in principal payments
                           on the mortgage loans in the pool represented by the
                           Freddie Mac certificate, in each case whether or not
                           such amounts are actually received.

         The obligations of Freddie Mac under its guarantees are obligations solely of Freddie Mac and are not backed by the full faith and credit of the
United States.

Fannie   Mae   Certificates.   Fannie   Mae,  a   federally-chartered   and
privately-owned corporation,  issues Fannie Mae Certificates which are backed by a pool of mortgage loans.  Fannie Mae guarantees to each registered  holder of a
Fannie Mae  Certificate  that the holder will receive amounts  representing  the holder's  proportionate  interest in scheduled  principal and interest payments, and any principal prepayments,  on the mortgage loans in the pool represented by
such   certificate,   less  servicing  and  guarantee  fees,  and  the  holder's proportionate  interest in the full principal  amount of any foreclosed or other liquidated  mortgage  loan.  In each case the guarantee  applies  whether or not those amounts are actually  received.  The  obligations  of Fannie Mae under its guarantees are  obligations  solely of Fannie Mae and are not backed by the full faith and credit of the U.S. or any of its agencies or  instrumentalities  other than Fannie Mae.

Foreign Securities. The Fund can purchase equity and debt securities issued by foreign companies or foreign governments or their agencies. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments and their agencies and instrumentalities. Those securities may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

         Securities of foreign issuers that are represented by American
Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are considered "foreign securities" for the purpose of the Fund's investment allocations. That is because they are subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

         Because the Fund can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S.
dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

         Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S.
markets.

Foreign Debt Obligations.  The debt obligations of foreign  governments and their  agencies  and  instrumentalities  may or may not be supported by the full faith and credit of the foreign  government.  The Fund can buy securities issued by certain  "supra-national"  entities,  which  include  entities  designated or supported by  governments to promote  economic  reconstruction  or  development, international  banking  organizations and related government agencies.  Examples are the International Bank for  Reconstruction and Development  (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development
Bank.

         The governmental members of these supra-national entities are
"stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

o Emerging Markets. The Fund intends to invest in securities in emerging market countries. As these markets change and other countries' markets develop, the
  Fund expects the countries in which it invests to change. Emerging market countries generally include every nation in the world except the U.S., Canada,
  Japan, Australia, New Zealand and most nations located in Western Europe.

o Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o        reduction of income by foreign taxes;
o        fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o        transaction charges for currency exchange;
o        lack of public information about foreign issuers;
o        lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o        less volume on foreign exchanges than on U.S. exchanges;
o        greater volatility and less liquidity on foreign markets than in the
         U.S.;
o        less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o        greater difficulties in commencing lawsuits;
o        higher brokerage commission rates than in the U.S.;
o        increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o        possibilities in some countries of expropriation, confiscatory taxation;
         political, financial or social instability or adverse diplomatic developments;
o        unfavorable differences between the U.S. economy and foreign economies;
         and
o        foreign withholding taxes.

     In the past, U.S.  government policies have discouraged certain investments abroad by U.S.  investors,  through  taxation or other  restrictions,  and it is possible that such restrictions could be re-imposed.

Special Risks of Emerging Markets.  Emerging and developing  markets abroad may also offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia,
New  Zealand and Japan.  There may be even less  liquidity  in their  securities markets,  and settlements of purchases and sales of securities may be subject to additional  delays.  They are  subject to greater  risks of  limitations  on the repatriation of income and profits because of currency  restrictions  imposed by local  governments.  Those  countries may also be subject to the risk of greater political and economic  instability,  which can greatly affect the volatility of prices of securities in those countries.

Passive Foreign Investment Companies. Some securities of corporations domiciled outside the U.S. which the Fund may purchase, may be considered passive foreign investment companies ("PFICs") under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They tend to be growth companies or "start-up" companies. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation's gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Internal Revenue Code ("IRC")
ss.954.

         Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the
Fund makes every effort to ensure compliance with federal tax reporting of these investments. PFICs are considered foreign securities for the purposes of the
Fund's minimum percentage requirements or limitations of investing in foreign securities.

         Subject to the limits under the Investment Company Act of 1940 (the
"Investment Company Act"), the Fund may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein.

         In addition to bearing their proportionate share of a fund's expenses
(management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described below under "Investment in Other Investment
Companies."

Money Market Instruments. The following is a brief description of the types of money market securities the Fund can invest in. Those money market securities are high-quality, short-term debt instruments that are issued by the U.S.
government, corporations, banks or other entities. They may have fixed, variable or floating interest rates.

o U.S. Government Securities. These include obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, as described above.

o Bank Obligations. The Fund can buy time deposits, certificates of deposit and bankers' acceptances. Time deposits, other than overnight deposits, may be subject to withdrawal penalties, and if so, they are deemed to be "illiquid"
investments.

         The Fund can purchase bank obligations that are fully insured by the
Federal Deposit Insurance Corporation. The FDIC insures the deposits of member banks up to $100,000 per account. Insured bank obligations may have a limited market and a particular investment of this type may be deemed "illiquid" unless the Board of Trustees of the Fund determines that a readily-available market exists for that particular obligation, or unless the obligation is payable at principal amount plus accrued interest on demand or within seven days after demand.

o Commercial  Paper. The Fund can invest in commercial paper if it is rated within the top two rating  categories of S&P's and Moody's.  If the paper is not rated,  it may be purchased if issued by a company having a credit rating of at least "AA" by S&P's or "Aa" by Moody's.

         The Fund can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.

o Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed.
 The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

         Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them.
There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

         The Fund has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus.
The Fund does not intend that its investments in variable amount master demand notes will exceed 5% of its total assets.

Portfolio Turnover. "Portfolio turnover" describes the rate at which a fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100% annually. The Fund's portfolio turnover rate will fluctuate from year to year, but the Fund expects to have a portfolio turnover rate in excess of 100% annually as a result of the Fund's use of short selling and hedging strategies. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance.
Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time use some or all of the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

Short Sales. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments (including dividends and interest) received on such borrowed securities to the lender of the securities.

            A Fund may also make short sales "against the box" without being subject to such limitations imposed on other short sale transactions. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.
This kind of short sale, which is described as "against the box," will be entered into by a fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date when the fund delivers the identical security to close out its short position. Although prior to delivery the Fund will have to pay an amount equal to any dividends paid on the common stock sold short, the Fund will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The Fund will deposit, in a segregated account with their custodian, identical security in connection with short sales "against the box".

            No securities will be sold short if, after the effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the Fund's net assets.

            Because making short sales in securities that it does not own exposes a Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Fund makes short sales in securities that increase in value, it will likely under-perform similar mutual funds that do not make short sales in securities they do not own. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of gain will be decreased and the amount of loss increased by the amount of premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Derivatives. The Fund is permitted to utilize various exchange-traded and over-the-counter derivative instruments and derivative securities, for hedging and non-hedging purposes (i.e. speculative purposes) (such as to tactically adjust existing hedges or to seek to enhance return). Permitted derivative products include, but are not limited to, futures contracts ("futures"); forward contracts ("forwards"); options; swaps, caps, collars and floors; weather derivatives; structured notes; and other derivative products yet to be developed, so long as these new products are used in a manner consistent with the investment objective and policies of the Fund. These derivative products may be based on a wide variety of underlying rates, indices, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, groups or "baskets" of securities and securities indices (for each derivative product, the "underlying").

            The Fund may use derivative products under a number of different circumstances to further their investment objectives. For example, the Fund may purchase derivatives to gain exposure to a market or currency quickly in response to changes in the Fund's investment strategy, upon the inflow of cash available for investments or when the derivative provides greater liquidity than the underlying market. The Fund may also use derivatives when it is restricted from directly owning the "underlying" or when derivatives provide a pricing advantage or lower transaction costs. The Fund also may purchase combinations of derivatives in order to gain exposure to an investment in lieu of actually purchasing such investment. Derivatives may also be used by the Fund for hedging or risk management purposes and in other circumstances when the Manager believes it advantageous to do so consistent with the Fund's investment objectives and policies.

            The use of derivative products is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund will be less favorable than it would have been if these investment techniques had not been used.

Hedging.  The Fund  intends  to use  derivative  instruments  to attempt to protect  against  declines  in the  market  value of the  Fund's  portfolio,  to tactically  adjust the hedges to take advantage of investment  opportunities  at the asset and sector level, or to facilitate  selling  securities for investment reasons. The Fund could, for example,  sell futures contracts,  buy puts on such futures or on  securities,  or write  covered  calls on securities or futures to attempt to protect against  declines in the market value of the Fund's portfolio or to facilitate  selling securities for investment  reasons.  Covered calls may also be used to seek return.

            The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. This is known as anticipatory hedging. In the case of anticipatory hedging, the Fund would normally seek to purchase the securities and then terminate that hedging position. Anticipatory hedging is a strategy in which the Fund uses a derivative to offset the risk that securities in which the Fund intends to invest will increase in value before the Fund has an opportunity to purchase them. The Fund may use derivatives for anticipatory hedging in order to gain exposure efficiently to its market segment in the event the Fund receives cash inflows.
The Fund may also use derivatives in connection with the investment strategy that seeks to profit from differences in price when the same (or a similar)
security, currency or commodity is traded in two or more markets. To do so the
Fund could buy futures, or buy calls on such futures or on securities.

         The particular derivative instruments the Fund can use are described below. The Fund may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund. There can be no assurance that the hedging strategies used by the
Manager will be successful in avoiding losses, and hedged positions may perform less favorably in generally rising markets than unhedged positions. If the
Manager used a hedging strategy at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return. Also, in some cases, derivatives or other investments may be unavailable or the Manager may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund. No assurance can be given that the Manager will employ hedging strategies with respect to all or any portion of the Fund's assets.

Futures. The Fund can buy and sell futures contracts that relate to (1)
broadly based stock indices (these are referred to as "stock index futures"),
(2) an individual stock ("single stock futures"), (3) bond indices (these are referred to as "bond index futures"), (4) debt securities (these are referred to as "interest rate futures"), (5) foreign currencies (these are referred to as
"forward contracts"), (6) commodities (these are referred to as "commodity futures") and commodities indices and (7) indices of implied option volatility measures.

         A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

         An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

         The Fund can invest a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within six main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4)
industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc;
(5) precious metals, which includes gold, platinum and silver; and (6)
intangible assets, which include carbon credits (emissions trading) and weather derivatives. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these six main commodity groups and the individual commodities within each group, as well as other types of commodities.

         No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the
"futures broker"). As the future is marked to market (that is, its value on the
Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

         At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions (except forward contracts)
are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Forward Contracts. Forward contracts are foreign currency exchange contracts.
They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

         Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties.
The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

         The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

         When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the
U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency.
This is called a "transaction hedge." The transaction hedge will protect the
Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

         The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the
U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the
U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.
That is referred to as a "cross hedge."

         The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases, the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund may have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the
Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

         The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

         At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative, the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

Swaps.  The Fund may enter into swap agreements,  including  interest rate, equity and debt (of U.S. and foreign issuers), correlation, index, total return, credit and currency rate swaps without limit.  The Fund also may invest in other types of  securities  that are or may become  available  that are similar to the foregoing.  The Fund may enter into a swap  agreement  in order to, for example, attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through the purchase and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the Fund  anticipates purchasing at a later date;  reduce risk arising from  ownership of a particular security  or  instrument,  or gain  exposure  to  certain  markets  in the  most economical way possible.

         Swap agreements are two-party contracts entered into primarily by institutional investors for a specified period of time typically ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investment, instrument, basket of securities, index, or currency. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index or other investments or instruments. The obligations may extend beyond one year.

         The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination.
The termination of all swaps and the netting of gains and losses on termination are generally referred to as "aggregation."

o Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments.

o Index  Swap  Transactions.  The Fund may  enter  into a swap on an index, under  which  involve  the  exchange  by the  Fund  with  another  party  of the respective  amounts payable with respect to a notional  principal amount related to one or more indices.

o Total Return Swap Transactions. The Fund may enter into total return swap transactions, under which one party agrees to pay the other the total return of a defined underlying asset which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap gives the Fund the right to receive the appreciation in value of an underlying asset in return for paying a fee to the counterparty. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed-upon interest rate. If the underlying asset declines in value over the term of the swap, the
Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.

o Credit  Default  Swap  Transactions.  The Fund also may enter into credit default swaps to hedge an existing  position or to obtain exposure to a security or market by purchasing or selling credit protection. A credit default swap is a bilateral  contract that enables an investor to buy or sell protection against a defined-issuer  credit  event.  The Fund may seek to enhance  returns by selling protection  or attempt to mitigate  credit risk by buying  protection  against a defined-issuer  credit event. The seller of credit protection against a security or basket of securities  receives an up-front or periodic  payment to compensate against  potential  default  event(s).  The Fund may enter into  credit  default swaps, both (i) directly ("unfunded swaps") and (ii) indirectly ("funded swaps")
in the form of a swap embedded  within a structured  security to protect against the risk that a debt security  will  default.  The Fund pays a fee to enter into the trade and receives a fixed payment  during the life of the swap. If there is a credit  event (for  example,  the  security  fails to timely pay  interest  or principal),  the Fund either  delivers the defaulted bond (if the Fund has taken the short  position in the credit  default  swap,  also known as "buying  credit protection") or pays the par amount of the defaulted bond (if the Fund had taken the long  position in the credit  default  swap,  also know as  "selling  credit protection").

o  Variance  and  Volatility  Swap  Transactions.  The Fund may enter  into variance or volatility swap transactions to hedge the direction of volatility or the  variance  in a  particular  currency,  index  or  security,  or  for  other speculative or non-speculative  purposes. In variance swaps counterparties agree to buy or sell the measured variance of a specified  underlying asset, and in or volatility  swaps  counterparties  agree to buy or sell volatility at a specific volatility  level,  over a fixed  period.  Because the  principal  amount is not exchanged, it represents neither an asset nor a liability to either counterparty and is  referred to as a notional  principal  amount.  The Fund  records a daily increase or decrease to  unrealized  gain (loss)  based on changes in the amount due to or owed by the Fund at the expiration date of the swap.

o Swap Options and Swap Forwards. The Fund also may enter into options on swap agreements ("swap options") on the types of swaps listed above as well as swap forwards. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. A swap forward is an agreement to enter into a swap agreement at some point in the future, usually three to six months forwarded.

o Swaption Transactions. The Fund may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund's statement of financial condition.

Risks of Swaps.  The use of swap  agreements  by the Fund  entails  certain risks. The swaps market is generally  unregulated.  There is no central exchange or market for swap  transactions and therefore they are less liquid  investments than exchange-traded  instruments.  If the Fund was to sell a swap it owned to a third party,  the Fund would still remain  primarily  liable of the  obligations under the swap contract.  Because swaps are two-party contracts and because they may have terms of greater than seven days,  swap agreements may be considered to be illiquid.  Because  swaps are two-party  contracts,  it may take some time to negotiate  and receive  completed  confirms  from  counterparties.  Delaying the completion  of a  confirm  and  settlement  of a trade  may  entail  the risk of creating  uncertainty  in a highly  volatile  market  or if a market  disruption occurs.  The Fund's  successful  use of swap  agreements  is dependent  upon the
Manager's  ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

         Swap agreements entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates in the future; the payments made by the Fund under a swap agreement will be greater than the payments it received. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by the Manager. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the Manager. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Variance and volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), the risk that the Manager is incorrect in forecasts of market values, interest rates, and currency exchange rates and as with all derivatives, the risks associated with the currency, index or security underlying the swap.

         Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swaps could result in losses if the Manager does not correctly evaluate the creditworthiness of the issuer in which the swap is based. The Manager will monitor the creditworthiness of counterparties to the
Fund's swap transactions on an ongoing basis. The Fund will enter into swaps only with counterparties meeting certain creditworthiness standards. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the
Fund's ability to enter into swap agreements.

         Risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, adverse pricing when purchasing bonds to satisfy its delivery obligation, and the need to fund the delivery obligation (either cash or the defaulted bonds), depending on whether the Fund is selling or buying credit protection, respectively. If the Fund is buying credit protection, and if there is a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring), the Fund will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds. A credit default swap may become worthless if a bond is ineligible for delivery because the issuer is restructured or acquired. With the rise of credit derivatives markets, the possibility of a "bond squeeze" has increased. A protection buyer is susceptible to a bond squeeze in the instance that they do not actually own the bond, and need to purchase the bond on the open market to deliver to the protection seller. While market participants have drafted measures to minimize the potential for bond squeezes, there are at present no binding rules to prevent such market manipulation. Thus, the protection buyer could be potentially subject to such a bond squeeze. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

         Selling credit protection by purchasing a credit default swap note
(i.e., funded swap) or credit default swap (i.e., unfunded) would increase the
Fund's exposure to specific issuers. The goal would be to increase liquidity in that market sector via the swap note and its associated increase in the number of trading instruments, the number and type of market participants, and market capitalization.

          The Fund generally will incur a greater risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option it risks losing only the amount of the premium they have paid should the
Manger decide to let the option expire unexercised. When the Fund writes a swap option it will become obligated, upon exercise of the option, according to the terms of the underlying agreement.

Put and Call Options. The Fund can buy and sell certain kinds of put options
("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

o Writing Covered Call Options. The Fund can write (that is, sell) covered calls. The Fund generally will write call options on a covered basis. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised.

         From time to time, the Fund will write a call option that is not covered as indicated above but where the Fund will maintain, with its custodian for the term of the option, segregated liquid assets in a segregated account having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the funds to the risks of writing uncovered options.
When writing uncovered call options, the Fund is subject to the risk of having to purchase the security or currency subject to the option at a price higher than the exercise price of the option. As the price of a security or currency could appreciate substantially, the Fund's loss could be significant.

         When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period.
That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

         When the Fund writes a call on an index, it receives cash (a premium).
If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the fund would keep the cash premium.

     The Fund's  custodian,  or securities  depository acting for the custodian, will act as the Fund's  escrow  agent,  through  the  facilities  of the Options
Clearing  Corporation  ("OCC"),  as to the  investments  on  which  the Fund has written calls traded on exchanges or as to other acceptable  escrow  securities.
In that way,  no margin  will be required  for such  transactions.  The OCC will release the  securities on the  expiration of the option or when the Fund enters into a closing transaction.

         When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

         To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

         The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

Writing Put Options. The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.

         If the Fund writes a put, the put must be covered by segregated liquid assets. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

         When writing a put option on a security, to secure its obligation to pay for the underlying security, the Fund will identify liquid assets on its books with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

         As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold.
That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.
That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

         The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The
Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the
Fund, are taxable as ordinary income.

Purchasing Puts and Calls. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the
Fund will have paid the premium but lost the right to purchase the underlying investment.

         The Fund can buy puts whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

         Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

         Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

         When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question
(and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

Buying and Selling Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

         If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

         A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration identified on its books) upon conversion or exchange of other foreign currency held in its portfolio.

         The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Fund covers the option by identifying on its books cash, U.S.
government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option.

Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

         The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

         The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

         An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

         There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

         The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index.
To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

         The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets.
First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

         The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

Regulatory Aspects of Hedging Instruments. The Commodities Futures Trading
Commission (the "CFTC") has eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act
("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's investment adviser (as they may be amended from time to time), and as otherwise set forth in the Fund's Prospectus or this SAI.

         Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

         Under interpretations of the staff of the Securities and Exchange
Commission ("SEC") regarding applicable provisions of the Investment Company
Act, when the Fund purchases a future, it must identify liquid assets on its books in an amount equal to the purchase price of the future, less the margin deposit applicable to it.

Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts"
under the Internal Revenue Code. In general, gains or losses relating to Section
1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

     Certain  forward  contracts the Fund enters into may result in  "straddles"
for federal income tax purposes. The straddle rules may affect the character and timing  of gains  (or  losses)  recognized  by the Fund on  straddle  positions.
Generally,  a loss  sustained  on the  disposition  of a  position  making  up a straddle is allowed  only to the extent that the loss  exceeds any  unrecognized gain in the  offsetting  positions  making up the straddle.  Disallowed  loss is generally  allowed  at the  point  where  there is no  unrecognized  gain in the offsetting  positions  making up the  straddle,  or the  offsetting  position is disposed of.

         Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:
1. gains or losses  attributable  to  fluctuations  in exchange  rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the
Fund actually collects such receivables or pays such liabilities, and
2. gains or losses  attributable  to fluctuations in the value of a foreign currency  between the date of  acquisition  of a debt security  denominated in a foreign  currency  or  foreign  currency  forward  contracts  and  the  date  of disposition.

         Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the
Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

Asset Coverage for Forward Contracts, Options, Futures, Options on Futures,
Swaps and Short Sales.  The Fund will comply with guidelines  established by the
SEC and other applicable  regulatory  bodies with respect to coverage of options written by the Fund on  securities  and  indexes,  currency,  interest  rate and security index futures contracts and options on these futures contracts, forward currency  contracts and short sales. These guidelines may, in certain instances, require  segregation by the Fund of cash or liquid securities with its custodian or a designated  sub-custodian to the extent the Fund's obligations with respect to  these  strategies  are not  otherwise  "covered"  through  ownership  of the underlying security or financial instrument or by other portfolio positions,  or by other means consistent with applicable regulatory policies.  Segregation of a large  percentage  of the Fund's  assets could impede the  Manager's  ability to manage the Fund's  portfolio.  Except  under  circumstances  where a  segregated account is not required  under the  Investment  Company Act or the rules adopted thereunder,  the Fund  will  earmark  cash or liquid  assets or place  them in a segregated  account in an amount necessary to cover the Fund's obligations under such derivative transactions.

         Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis" (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets having an aggregate net asset value at least equal to the accrued unpaid net amounts owed.

         To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps.

            The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited in a segregated account with the Fund's custodian on behalf of the broker that consists of cash or U.S. government securities. In addition, the Fund will either (i) place in a segregated account with its custodian an amount of cash or
U.S. government securities equal to the difference, if any, between (a) the market value of the securities sold at the time they were sold short and (b) any cash or U.S. government securities deposited as collateral on behalf of the broker in connection with the short sale (not including the proceeds of the short sale) or (ii) otherwise cover its short position. Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that the amount deposited in the account plus the amount deposited on behalf of the broker (not including the proceeds from the short sale) (a) will equal the current market value of the securities sold short and (b) will not be less than the market value of the securities at the time they were sold short.
No segregation is required, however, if the sale is "covered" (i.e., the fund owns the security sold short or holds a convertible bond, call option or warrant it can convert to the security sold short at a price no greater than the price the security was sold short - a "short-against-the-box").

     Depending on arrangements made with the  broker-dealer  from which the Fund borrowed the security,  a Fund may not receive any payments (including interest)
on its collateral deposited on behalf of such broker-dealer.

         With respect to forward contracts, the Fund will cover its short positions in these cases by identifying on its books liquid assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the
Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency.
The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high as or higher than the forward contact price.

Investing in Small, Unseasoned Companies. The Fund can invest in securities of small, unseasoned companies.  These are companies that have been in operation for less  than  three  years,  including  the  operations  of any  predecessors.
Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a small,  unseasoned  issuer for which there is limited  liquidity  might trade the security when the Fund is attempting  to dispose of its holdings of that  security.  In that case the Fund might receive a lower price for its holdings  than might  otherwise be obtained.
These are more  speculative  securities  and can  increase  the  Fund's  overall portfolio risks.

         "When-Issued" and "Delayed-Delivery" Transactions. The Fund can invest in securities on a "when-issued" basis and can purchase or sell securities on a
"delayed-delivery" or "forward commitment" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

         When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

         The Fund can engage in when-issued transactions to secure what the
Manager considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

         When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

         At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the
Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment. The Fund will not enter into when-issued commitments if more than 15% of the Fund's net assets would be committed under these transactions.

         When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes.

         In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

         The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase.
Repurchase agreements having a maturity beyond seven days are subject to the
Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

         Repurchase agreements, considered "loans" under the Investment Company
Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

         Pursuant to an exemptive order issued by the SEC, the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities.
Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements. The Fund can use reverse repurchase agreements on debt obligations it owns. Under a reverse repurchase agreement, the Fund sells an underlying debt obligation and simultaneously agrees to repurchase the same security at an agreed-upon price at an agreed-upon date. The Fund will identify on its books liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller.

         These transactions involve the risk that the market value of the securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. These agreements are considered borrowings by the Fund and will be subject to the asset coverage requirement under the Fund's policy on borrowing discussed below.

Illiquid and Restricted Securities. To enable the Fund to sell its holdings of a restricted security not registered under applicable securities law, the
Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

         The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

         The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

Real Estate Investment Trusts ("REITs"). The Fund may invest in REITs, which pool investors' funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally,
REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity
REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

            A shareholder in the Fund, by investing in REITs indirectly through the Fund, will bear not only the shareholder's proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type.
REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the Act.

Investment in Other Investment  Companies.  The Fund can also invest in the securities of other  investment  companies,  which can include  open-end  funds, closed-end funds and unit investment trusts,  subject to the limits set forth in the  Investment  Company Act that apply to those types of  investments,  and the following  additional  limitation:  the Fund cannot invest in the  securities of other registered  investment  companies or registered unit investment  trusts in reliance  on  sub-paragraph  (F) or (G) of section  12(d)(1)  of the  Investment
Company Act. For example,  the Fund can invest in  exchange-traded  funds, which are  typically  open-end  funds or unit  investment  trusts,  listed  on a stock exchange.  The Fund might do so as a way of gaining  exposure to the segments of the equity or fixed-income  markets  represented by the  exchange-traded  funds'
portfolio,  at  times  when  the  Fund  may not be able to buy  those  portfolio securities directly.

            Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act. The
Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the
Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

Temporary Defensive and Interim Investments. When market, economic or political conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes and the types of money market instruments described above. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund's temporary defensive investments can include the following short-term (maturing in one year or less) dollar-denominated debt obligations:

o obligations issued or guaranteed by the U.S. government or its instrumentalities or agencies,
o commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the top two rating categories of a nationally-recognized rating organization, o short-term debt obligations of corporate issuers, rated investment grade (rated at least Baa by Moody's or at least BBB by S&P's, or a comparable rating by another rating organization), or unrated securities judged by the Manager to have a comparable quality to rated securities in those categories,

o money market securities issued by the U.S. government, corporations, banks or other entities that may have fixed, variable or floating interest rates, and
o repurchase agreements.

         Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Event-Linked   Bonds.  The  Fund  may  invest  in   "event-linked"   bonds.
Event-linked bonds, which are sometimes referred to as "catastrophe"  bonds, are fixed  income  securities  for which the  return of  principal  and  payment  of interest is contingent on the  non-occurrence  of a specific trigger event, such as a  hurricane,  earthquake,  or other  occurrence  that leads to  physical  or economic  loss.  In some  cases,  the  trigger  event will not be deemed to have occurred  unless  the  event is of a  certain  magnitude  (based  on  scientific readings)  or  causes a  certain  measurable  amount  of loss to the  issuer,  a particular  industry  group or a reference  index.  If the trigger  event occurs prior to  maturity,  the Fund may lose all or a  portion  of its  principal  and additional  interest.  The Fund may also invest in similar  bonds where the Fund may lose all or a  portion  of its  principal  and  additional  interest  if the mortality rate in a geographic area exceeds a stated threshold prior to maturity whether or not a particular catastrophic event has occurred.

Event-linked bonds may be issued by government agencies, insurance companies, re-insurers, and financial institutions, among other issuers, or special purpose vehicles associated with the foregoing. Often event-linked bonds provide for extensions of maturity in order to process and audit loss claims in those cases when a trigger event has occurred or is likely to have occurred. An extension of maturity may increase a bond's volatility.

Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. Lack of a liquid market may result in higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated by one or more nationally recognized statistical rating organization and the Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

Borrowing for Leverage. The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time. Borrowing may entail "leverage," and may be a speculative investment strategy. Any borrowing will be made only from banks and, pursuant to the requirements of the
Investment Company Act, will be made only to the extent that the value of the
Fund's assets, less its liabilities other than borrowings, is equal to at least
300% of all borrowings including the proposed borrowing. If the value of the
Fund's assets, when computed in that manner, should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet that coverage requirement. To do so, the
Fund may have to sell a portion of its investments at a time when it would otherwise not want to sell the securities. Interest on money the Fund borrows is an expense the Fund would not otherwise incur, so that during periods of substantial borrowings, its expenses may increase more than the expenses of funds that do not borrow. The use of leverage also may make the Fund's share prices more sensitive to interest rate changes.

Loans of Portfolio Securities. The Fund may lend its portfolio securities pursuant to a Securities Lending Agency Agreement (the "Securities Lending
Agreement") with The Goldman Sachs Trust Company, doing business as Goldman
Sachs Agency Lending ("Goldman Sachs"), subject to the restrictions stated in the Prospectus. The Fund will lend portfolio securities to attempt to increase its income. Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities Lending Agreement, the Fund's securities lending procedures and applicable regulatory requirements
(which are subject to change), the Fund must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S.
government (or its agencies or instrumentalities). On each business day, the amount of collateral that the Fund has received must at least equal the value of the loaned securities. If the Fund receives cash collateral from the borrower, the Fund may invest that cash in certain high quality, short-term investments specified in its securities lending procedures. The Fund will be responsible, for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

         The terms of the Fund's portfolio loans must comply with all applicable regulations and with the Fund's Securities Lending Procedures adopted by the
Board. The terms of the loans must permit the Fund to recall loaned securities on five business days' notice and the Fund will seek to recall loaned securities in time to vote on any matters that the Manager determines would have a material effect on the Fund's investment. The Securities Lending Agreement may be terminated by either Goldman Sachs or the Fund on 30 days' written notice.

Other Investment Restrictions

What Are "Fundamental Policies"? Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the
Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

o             67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o             more than 50% of the outstanding shares.

         The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the
Prospectus or this SAI, as appropriate. The Fund's principal investment policies are described in the Prospectus.

Does  the  Fund  Have  Additional   Fundamental  Policies?   The  following
investment restrictions are fundamental policies of the Fund:

o The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than
10% of that issuer's voting securities. This limitation applies to 75% of the
Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

o The Fund cannot invest 25% or more of its total assets in any one industry.
That limit does not apply to securities issued or guaranteed by the U.S.
government or its agencies and instrumentalities or securities issued by investment companies.

o The Fund may not borrow money, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o The Fund cannot make loans, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o The Fund may not underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the
Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

o The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

         Currently, under the Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment
Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. Also, presently under the
Investment Company Act the Fund may lend its portfolio securities in an amount not to exceed 33 1/3 percent of the value of its total assets. In addition, currently the Investment Company Act requires a mutual fund to have fundamental investment policies governing investments in real estate and commodities.
Presently, under the Investment Company Act a registered mutual fund cannot make any commitment as an underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than ten percent of the outstanding voting securities, exceeds twenty-five percent of the value of its total assets.

Does the Fund Have Any Restrictions That Are Not Fundamental? The Fund has a
number of other investment restrictions that are not fundamental policies, which means that they can be changed by the Board of Trustees without shareholder approval.

o The Fund cannot invest in securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act.

         Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Disclosure  of  Portfolio  Holdings.  The Fund  has  adopted  policies  and procedures  concerning  the  dissemination  of  information  about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and
Transfer   Agent.   These  policies  are  designed  to  assure  that  non-public information  about  portfolio  securities is  distributed  only for a legitimate business  purpose,  and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that  information from being used in a way that could negatively  affect the Fund's  investment  program or enable third parties to use that information in a manner that is harmful to the Fund.

Public  Disclosure.   The  Fund's  portfolio  holdings  are  made  publicly
available  no later than 60 days  after the close of each of the  Fund's  fiscal quarters  in its  semi-annual  report  to  shareholders,  its  annual  report to shareholders, or its Statements of Investments on Form N-Q. The Fund may release the top 20  month-end  holdings  with a 15-day lag.  The Fund may release a more restrictive list of holdings (e.g.,  the top five or top 10 portfolio  holdings)
or may release no holdings if that is in the best  interests of the Fund and its shareholders.  Other general information about the Fund's portfolio investments, such as portfolio  composition  by asset  class,  industry,  country,  currency, credit rating or maturity, may also be posted.

      Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their
      Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund's behalf.

      The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the
      Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

      A list of the top 20 portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

      Except under special limited circumstances discussed below, month-end lists of the Fund's complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

o     The third-party recipient must first submit a request for
      release of Fund portfolio holdings, explaining the business reason for the request; Senior officers in the Manager's Portfolio and
      Legal departments must approve the completed request for release of Fund portfolio holdings; and
o     The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund's holdings confidential and agreeing not to trade directly or indirectly based on the information.

      The Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the
      Fund's Board, or as an employee, officer and/or director of the Manager,
      Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

o     Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),
o     The Fund's independent registered public accounting firm,
o     Members of the Fund's Board and the Board's legal counsel,
o     The Fund's custodian bank,
o     A proxy voting service designated by the Fund and its Board,
o     Rating/ranking organizations (such as Lipper and Morningstar),
o     Portfolio pricing services retained by the Manager to provide portfolio security prices, and
o     Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

      Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the Fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the Manager to facilitate a particular trade or the portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

      Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the
      Manager's Security Valuation Group and Accounting Departments in
      connection with portfolio pricing or other portfolio evaluation purposes:

o     Brokers and dealers in connection with portfolio transactions (purchases and sales)
o     Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund's regular pricing services)
o     Dealers to obtain price quotations where the Fund is not identified as the owner.

      Portfolio holdings information (which may include information on the
      Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the
      Manager, Distributor, or Transfer Agent, in the following circumstances:

o      Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
o      Response to regulatory requests for information (the SEC, Financial
       Industry Regulatory Authority ("FINRA"), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),
o      To potential sub-advisers of portfolios (pursuant to confidentiality agreements),
o      To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),
o      Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

      Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

      The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

      Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

      The Chief Compliance Officer (the "CCO") of the Fund and the Manager,
      Distributor, and Transfer Agent shall oversee the compliance by the
      Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the
      Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the
      Fund has been made during the preceding year pursuant to these policies.
      The CCO shall report to the Fund's Board any material violation of these policies and procedures and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

      The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Sundial Collier
Fixed Income Securities
Nomura Securities

ABN AMRO
Fortis Securities
Oppenheimer & Co.

Fox-Pitt, Kelton
Oscar Gruss & Sons, Inc.

Allen & Co
Friedman, Billing, Ramsey
OTR Global

American Technology Research
Gabelli
Pacific Crest Securities

Auerbach Grayson
Garp Research & Securities
Piper Jaffray Inc.

Avondale Partners
Gartner
Portales Partners

Banc of America Securities
George K Baum & Co.
Ladenburg Thalmann & Co.

Barra
Goldman Sachs
Raymond James

BB&T
Howard Weil, Inc.
RBC

Belle Haven
HSBC

Bloomberg
ISI Group
RiskMetrics/ISS

BMO Capital Markets
ITG
Robert W. Baird & Co.

BNP Paribas
Janco Partners
Roosevelt & Cross, Inc.

Brean Murray Carret & Co.
Janney Montgomery Scott
Russell

Broadpoint Securities Group, Inc.
Jefferies
Sandler O'Neil & Partners

Brown Brothers Harriman & Co.
JMP Securities
Sanford C. Bernstein

Buckingham Research Group
JNK Securities
Scotia Capital Markets

Canaccord Adams
Johnson Rice & Company
Sidoti & Company

Caris & Co.
JP Morgan Securities
Simmons & Company

CIBC World Markets
Kaufman Brothers
Sanders Morris Harris

Citigroup Global Markets
Keefe, Bruyette & Woods, Inc.
Societe Generale

CJS Securities, Inc.
Keijser Securities
Soleil Securities Group

Cleveland Research Company
Kempen & Co. USA Inc.
Standard & Poor's

Cogent
Kepler Equities/Julius Baer Sec
Stanford Group

Collins Stewart
KeyBanc Capital Markets
State Street Bank

Cowen & Company
Lazard Freres & Co
Stephens, Inc.

Craig-Hallum Capital Group LLC
Leerink Swann
Stifel Nicolaus

Credit Agricole Cheuvreux N.A. Inc.
Lehman Brothers
Stone & Youngberg

Credit Suisse
Loop Capital Markets
Strategas Research

Data Communique
Louise Yamada Tech Research
Sungard

Daiwa Securities
MainFirst Bank AG
Suntrust Robinson Humphrey

Davy
Makinson Cowell US Ltd
SWS Group

Deutsche Bank Securities
McAdams Wright Ragen
Think Panmure

Dougherty Markets
Merrill Lynch
Thomas Weisel Partners

Dowling & Partners
Miller Tabak & Co.
Thomson Reuters

Empirical Research
Mizuho Securities
UBS

Enskilda Securities
Moodys Research
Virtusa Corporation

Exane BNP Paribas
Morgan Stanley
Wachovia Securities

Factset
Natixis Bleichroeder, Inc.
Wedbush Morgan Securities

Fidelity Capital Markets
Ned Davis Research Group
Weeden & Co.

Needham & Company
William Blair & Company

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust on June 5,
2006.

Classes  of  Shares.  The  Trustees  are  authorized,  without  shareholder approval,  to create new series and classes of shares,  to  reclassify  unissued shares into additional  series or classes and to divide or combine the shares of a class  into a  greater  or  lesser  number  of  shares  without  changing  the proportionate  beneficial  interest of a shareholder in the Fund.  Shares do not have cumulative voting rights,  preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

         The Fund currently has one class of shares: Class A. Shares are freely transferable, and each share of the class has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to a vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

Meetings of  Shareholders.  As a Massachusetts  business trust, the Fund is not  required to hold,  and does not plan to hold,  regular  annual  meetings of shareholders,  but may hold shareholder  meetings from time to time on important matters  or  when  required  to do so by the  Investment  Company  Act or  other applicable  law.  Shareholders  have the right,  upon a vote or  declaration  in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

         The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the
Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.
Massachusetts law permits a shareholder of a business trust (such as the Fund)
to be held personally liable as a "partner" under certain circumstances.
However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

         The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its
Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund.
Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of
Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. The Board of Trustees has an Audit Committee, a Regulatory &
Oversight Committee and a Governance Committee. Each committee is comprised solely of Trustees who are not "interested persons" under the Investment Company
Act (the "Independent Trustees").

         During the Fund's fiscal year ended May 31, 2008, the Audit Committee held 4 meetings, the Regulatory & Oversight Committee held 5 meetings and the
Governance Committee held 6 meetings.

         The members of the Audit Committee are David K. Downes (Chairman),
Phillip A. Griffiths, Mary F. Miller, Russell S. Reynolds, Jr., Joseph M. Wikler
and Peter I. Wold. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department;
(iv) maintaining a separate line of communication between the Fund's independent
Auditors and the Independent Trustees; (v) reviewing the independence of the
Fund's independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the
Manager and certain affiliates of the Manager.

     The members of the Regulatory & Oversight Committee are Matthew P. Fink
(Chairman),  David K. Downes,  Robert G. Galli,  Phillip A.  Griffiths,  Joel W.
Motley and Joseph M. Wikler. The Regulatory &  Oversight Committee evaluates and reports to the Board on the Fund's contractual  arrangements,  including the
Investment Advisory and Distribution Agreements, transfer agency and shareholder service  agreements  and  custodian  agreements  as  well  as the  policies  and procedures  adopted by the Fund to comply  with the  Investment  Company Act and other  applicable  law, among other duties as set forth in the Regulatory  &
Oversight Committee's Charter.

     The members of the  Governance  Committee  are Joel W.  Motley  (Chairman),
Matthew P. Fink, Robert G. Galli, Mary F. Miller,  Russell S. Reynolds,  Jr. and
Peter  I.  Wold.  The  Governance   Committee   reviews  the  Fund's  governance
guidelines,   the  adequacy  of  the  Fund's  Codes  of  Ethics,   and  develops
qualification  criteria for Board members  consistent with the Fund's governance guidelines,  provides  the  Board  with  recommendations  for  voting  portfolio securities  held by the Fund, and monitors the Fund's proxy voting,  among other duties set forth in the Governance Committee's Charter.

         The Governance Committee's functions also include the selection and nomination of Trustees, including Independent Trustees for election. The
Governance Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

         To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance Committee will consider candidates for Board membership including those recommended by the Fund's shareholders. The
Governance Committee will consider nominees recommended by Independent Board members or recommended by any other Board members including Board members affiliated with the Fund's Manager. The Governance Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th
Floor, New York, New York 10281-1008, to the attention of the Board of Trustees of Oppenheimer Absolute Return Fund, c/o the Secretary of the Fund.

         Submissions should, at a minimum, be accompanied by the following: (1)
the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual
Life Insurance Company (the parent company of the Manager) would be deemed an
"interested person" under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

         The Governance Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an
"interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the
Board. There are no differences in the manner in which the Governance Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

         Trustees and Officers of the Fund. Except for Mr. Murphy, each of the
Trustees is an Independent Trustee. All of the Trustees are also directors or trustees of the following Oppenheimer funds (referred to as "Board I Funds"):

Oppenheimer Absolute Return Fund                               Oppenheimer Multi-State Municipal Trust
Oppenheimer AMT-Free Municipals                                Oppenheimer Portfolio Series
Oppenheimer AMT-Free New York Municipals                       Oppenheimer Real Estate Fund
Oppenheimer Balanced Fund                                      Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Baring China Fund                                  Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Baring Japan Fund                                  Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Baring SMA International Fund                      Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer California Municipal Fund                          Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Capital Appreciation Fund                          Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Developing Markets Fund                            Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Discovery Fund                                     Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Dividend Growth Fund                               Oppenheimer Select Value Fund
Oppenheimer Emerging Growth Fund                               Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                                        Oppenheimer SMA Core Bond Fund
Oppenheimer Global Opportunities Fund                          Oppenheimer SMA International Bond Fund
Oppenheimer Global Value Fund                                  Oppenheimer Transition 2010 Fund
Oppenheimer Gold & Special Minerals Fund                       Oppenheimer Transition 2015 Fund
Oppenheimer International Diversified Fund                     Oppenheimer Transition 2020 Fund
Oppenheimer International Growth Fund                          Oppenheimer Transition 2025 Fund
Oppenheimer International Small Company Fund                   Oppenheimer Transition 2030 Fund
Oppenheimer International Value Fund                           Oppenheimer Transition 2040 Fund
Oppenheimer Institutional Money Market Fund                    Oppenheimer Transition 2050 Fund
Oppenheimer Limited Term California Municipal Fund             OFI Tremont Core Strategies Hedge Fund
Oppenheimer Master International Value Fund, LLC               Oppenheimer U.S. Government Trust
Oppenheimer Money Market Fund, Inc.

         In addition to being a Board member of each of the Board I Funds,
Messrs. Downes, Galli and Wruble are directors or trustees of ten other portfolios in the Oppenheimer fund complex.

         Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor.
Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase
Class Y shares of the Oppenheimer funds that offer Class Y shares.

         Messrs. Wong, Murphy, Petersen, Szilagyi, Vandehey, Wixted and Zack and
Mss. Bloomberg and Ives, who are officers of the Fund, hold the same offices with one or more of the other Board I Funds. As of September 5, 2008 the
Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of any class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, none of the
Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor of the Board I Funds or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

         Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds
("Supervised Funds"). The address of each Trustee in the chart below is 6803 S.
Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------------------------------------------------------
                                                        Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
Name, Position(s) Held       Principal Occupation(s) During the Past 5 Years; Other           Dollar Range of     Aggregate Dollar
                                                                                                   Shares
                                                                                                Beneficially      Range Of Shares
with the Fund, Length of     Trusteeships/Directorships Held; Number of Portfolios in the         Owned in       Beneficially Owned
Service, Age                 Fund Complex Currently Overseen                                      the Fund      in Supervised Funds
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ---------------------------------------

                                                                                                     As of December 31, 2007

---------------------------- ---------------------------------------------------------------- ---------------------------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------

Brian F. Wruble,             General Partner of Odyssey Partners, L.P. (hedge fund)                 None           Over $100,000
Chairman of the Board of     (September 1995-December 2007); Director of Special Value
Trustees since 2007,         Opportunities Fund, LLC (registered investment company)
Trustee since 2006,          (affiliate of the Manager's parent company) (since September
Age: 65                      2004); Chairman (since August 2007) and Trustee (since August
                             1991) of the Board of Trustees of The Jackson
                             Laboratory (non-profit); Treasurer and Trustee of
                             the Institute for Advanced Study (non-profit
                             educational institute) (since May 1992); Member of
                             Zurich Financial Investment Management Advisory
                             Council (insurance) (2004-2007); Special Limited
                             Partner of Odyssey Investment Partners, LLC
                             (private equity investment) (January 1999-September
                             2004). Oversees 64 portfolios in the
                             OppenheimerFunds complex.

---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------

David K. Downes,             Independent  Chairman GSK Employee  Benefit  Trust (since April        None           Over $100,000
Trustee since 2007           2006);  Director of Correctnet (since January 2006); Trustee of
 Age: 68                     Employee   Trusts  (since  January  2006);   President,   Chief
                             Executive  Officer and Board Member of CRAFund  Advisors,  Inc.
                             (investment  management company) (since January 2004); Director of Internet  Capital  Group  (information  technology  company)
                             (since  October  2003);  Independent  Chairman  of the Board of
                             Trustees  of Quaker  Investment  Trust  (registered  investment company) (2004-2007);  President of The Community  Reinvestment
                             Act Qualified  Investment Fund (investment  management company)
                             (2004-2007);   Chief  Operating  Officer  and  Chief  Financial
                             Officer  of  Lincoln  National   Investment   Companies,   Inc.
                             (subsidiary of Lincoln National Corporation,  a publicly traded
                             company)  and  Delaware   Investments  U.S.,  Inc.  (investment
                             management   subsidiary   of  Lincoln   National   Corporation)
                             (1993-2003);  President, Chief Executive Officer and Trustee of
                             Delaware Investment Family of Funds (1993-2003);  President and
                             Board Member of Lincoln National Convertible  Securities Funds,
                             Inc. and the Lincoln  National Income Funds,  TDC  (1993-2003);
                             Chairman and Chief  Executive  Officer of Retirement  Financial
                             Services,   Inc.  (registered  transfer  agent  and  investment
                             adviser and  subsidiary  of Delaware  Investments  U.S.,  Inc.)
                             (1993-2003);  President and Chief Executive Officer of Delaware
                             Service  Company,   Inc.   (1995-2003);   Chief  Administrative
                             Officer,  Chief Financial  Officer,  Vice Chairman and Director
                             of  Equitable  Capital   Management   Corporation   (investment
                             subsidiary of Equitable  Life Assurance  Society)  (1985-1992);
                             Corporate  Controller  of  Merrill  Lynch & Company  (financial services  holding  company)  (1977-1985);  held  the  following
                             positions  at  the  Colonial   Penn  Group,   Inc.   (insurance
                             company):  Corporate  Budget  Director  (1974-1977),  Assistant
                             Treasurer   (1972-1974)   and  Director  of   Corporate   Taxes
                             (1969-1972);  held the following  positions at Price Waterhouse
                             & Company (financial  services firm): Tax Manager  (1967-1969),
                             Tax  Senior  (1965-1967)  and  Staff  Accountant   (1963-1965);
                             United States Marine Corps (1957-1959).  Oversees 64 portfolios in the OppenheimerFunds complex.

---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------

Matthew P. Fink,             Trustee of the Committee for Economic Development (policy              None           Over $100,000
Trustee since 2006           research foundation) (since 2005); Director of ICI Education
Age: 67                      Foundation (education foundation) (October 1991-August 2006);
                             President of the Investment Company Institute
                             (trade association) (October 1991-June 2004);
                             Director of ICI Mutual Insurance Company (insurance
                             company) (October 1991-June 2004). Oversees 54
                             portfolios in the OppenheimerFunds complex.

---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------

Robert G. Galli,             A director or trustee of other Oppenheimer funds. Oversees 64          None           Over $100,000
Trustee since 2006           portfolios in the OppenheimerFunds complex.
Age: 75

---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------

Phillip A. Griffiths,        Fellow of the Carnegie Corporation (since 2007); Distinguished         None                None
Trustee since 2006           Presidential Fellow for International Affairs (since 2002) and
Age: 69                      Member (since 1979) of the National Academy of Sciences;
                             Council on Foreign Relations (since 2002); Director of GSI
                             Lumonics Inc. (precision technology products company) (since
                             2001); Senior Advisor of The Andrew W. Mellon Foundation
                             (since 2001); Chair of Science Initiative Group (since 1999);
                             Member of the American Philosophical Society (since 1996);
                             Trustee of Woodward Academy (since 1983); Foreign Associate of
                             Third World Academy of Sciences; Director of the Institute for
                             Advanced Study (1991-2004); Director of Bankers Trust New York
                             Corporation (1994-1999); Provost at Duke University
                             (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------

Mary F. Miller,              Trustee of International House (not-for-profit) (since June            None           Over $100,000
Trustee since 2006           2007); Trustee of the American Symphony Orchestra
Age: 65                      (not-for-profit) (since October 1998); and Senior Vice
                             President and General Auditor of American Express
                             Company (financial services company) (July
                             1998-February 2003). Oversees 54 portfolios in the
                             OppenheimerFunds complex.

---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------

Joel W. Motley,              Managing Director of Public Capital Advisors, LLC (privately           None           Over $100,000
Trustee since 2006           held financial advisor) (since January 2006); Managing
Age: 56                      Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia
                             Equity Financial Corp. (privately-held financial
                             advisor) (2002-2007); Managing Director of Carmona
                             Motley Hoffman Inc. (privately-held financial
                             advisor) (January 1998-December 2001); Member of
                             the Finance and Budget Committee of the Council on
                             Foreign Relations, Member of the Investment
                             Committee of the Episcopal Church of America,
                             Member of the Investment Committee and Board of
                             Human Rights Watch and Member of the Investment
                             Committee of Historic Hudson Valley. Oversees 54
                             portfolios in the OppenheimerFunds complex.

---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------

Russell S. Reynolds, Jr.,    Chairman of RSR Partners (formerly "The Directorship Search            None           Over $100,000
Trustee since 2006           Group, Inc.") (corporate governance consulting and executive
Age: 76                      recruiting) (since 1993); Life Trustee of International House
                             (non-profit educational organization); Former
                             Trustee of The Historical Society of the Town of
                             Greenwich; Former Director of Greenwich Hospital
                             Association. Oversees 54 portfolios in the
                             OppenheimerFunds complex.

---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------

Joseph M. Wikler,            Director  of  C-TASC  (bio-statistics  services  (since  2007);        None           Over $100,000
Trustee since 2006           Director of the following  medical device  companies:  Medintec
Age: 67                      (since  1992)  and  Cathco  (since  1996);  Director  of  Lakes
                             Environmental Association (environmental protection
                             organization) (since 1996); Member of the
                             Investment Committee of the Associated Jewish
                             Charities of Baltimore (since 1994); Director of
                             Fortis/Hartford mutual funds (1994-December 2001).
                             Oversees 54 portfolios in the OppenheimerFunds
                             complex.

---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------

Peter I. Wold,               President   of  Wold  Oil   Properties,   Inc.   (oil  and  gas        None           Over $100,000
Trustee since 2006           exploration  and  production   company)   (since  1994);   Vice
Age: 60                      President  of American  Talc  Company,  Inc.  (talc  mining and milling) (since 1999); Managing Member of
                             Hole-in-the-Wall Ranch (cattle ranching) (since
                             1979); Vice President, Secretary and Treasurer of
                             Wold Trona Company, Inc. (soda ash processing and
                             production) (1996 - 2006); Director and Chairman of
                             the Denver Branch of the Federal Reserve Bank of
                             Kansas City (1993-1999); and Director of
                             PacifiCorp. (electric utility) (1995-1999).
                             Oversees 54 portfolios in the OppenheimerFunds
                             complex.

---------------------------- ---------------------------------------------------------------- ----------------- ---------------------

         Mr. Murphy is an "Interested Trustee" because he is affiliated with the
Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two
World Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an officer for an indefinite term, or until his resignation, retirement, death or removal.

------------------------------------------------------------------------------------------------------------------------------------
                                                  Interested Trustee and Officer
------------------------------------------------------------------------------------------------------------------------------------
--------------------------- ----------------------------------------------------------------- ---------------- ---------------------
Name, Position(s) Held      Principal Occupation(s) During the Past 5 Years; Other             Dollar Range      Aggregate Dollar
                                                                                                 of Shares
                                                                                               Beneficially      Range Of Shares
with Fund, Length of        Trusteeships/Directorships Held; Number of Portfolios in the         Owned in       Beneficially Owned
Service, Age                Fund Complex Currently Overseen                                      the Fund      in Supervised Funds
--------------------------- ----------------------------------------------------------------- ---------------- ---------------------
--------------------------- ----------------------------------------------------------------- --------------------------------------

                                                                                                     As of December 31, 2007

--------------------------- ----------------------------------------------------------------- --------------------------------------
--------------------------- ----------------------------------------------------------------- ----------------- --------------------

John V. Murphy,             Chairman, Chief Executive Officer and Director of the Manager           None           Over $100,000
Trustee since 2006 and      since June 2001; President of the Manager (September
President and Principal     2000-February 2007); President and a director or trustee of
Executive Officer since     other Oppenheimer funds; President and Director of Oppenheimer
2006                        Acquisition Corp. ("OAC") (the Manager's parent holding
Age: 59                     company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July
                            2001); Director of OppenheimerFunds Distributor,
                            Inc. (subsidiary of the Manager) (November
                            2001-December 2006); Chairman and Director of
                            Shareholder Services, Inc. and of Shareholder
                            Financial Services, Inc. (transfer agent
                            subsidiaries of the Manager) (since July 2001);
                            President and Director of OppenheimerFunds Legacy
                            Program (charitable trust program established by the
                            Manager) (since July 2001); Director of the
                            following investment advisory subsidiaries of the
                            Manager: OFI Institutional Asset Management, Inc.,
                            Centennial Asset Management Corporation, Trinity
                            Investment Management Corporation and Tremont
                            Capital Management, Inc. (since November 2001),
                            HarbourView Asset Management Corporation and OFI
                            Private Investments, Inc. (since July 2001);
                            President (since November 1, 2001) and Director
                            (since July 2001) of Oppenheimer Real Asset
                            Management, Inc.; Executive Vice President of
                            Massachusetts Mutual Life Insurance Company (OAC's
                            parent company) (since February 1997); Director of
                            DLB Acquisition Corporation (holding company parent
                            of Babson Capital Management LLC) (since June 1995);
                            Member of the Investment Company Institute's Board
                            of Governors (since October , 2003); Chairman of the
                            Investment Company's Institute's Board of Governors
                            (since October 2007). Oversees 103 portfolios in the
                            OppenheimerFunds complex.

--------------------------- ----------------------------------------------------------------- ----------------- --------------------

     The  addresses  of the  officers  in the chart  below are as  follows:  for
Messrs.  Wong, Zack and Ms. Bloomberg,  Two World Financial Center,  225 Liberty
Street, New York, New York 10281-1008, for Messrs. Petersen,  Szilagyi, Vandehey
and Wixted and Ms. Ives, 6803 S. Tucson Way,  Centennial,  Colorado  80112-3924.
Each  officer  serves for an  indefinite  term or until his or her  resignation, retirement, death or removal.

-----------------------------------------------------------------------------------------------------------------------------
                                                 Other Officers of the Fund
-----------------------------------------------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------
Name, Position(s) Held with Fund,   Principal Occupation(s) During Past 5 Years
Length of Service, Age
----------------------------------- -----------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------

Caleb Wong,                         Vice President of the Manager since June 1999; Vice President of the
Vice President and Portfolio        Fund since June 2006; employed in fixed-income quantitative research
Manager since 2006                  and risk management for the Manager (since July 1996). A portfolio
Age: 43                             manager and officer of 2 portfolios in the OppenheimerFunds complex.

----------------------------------- -----------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------

Mark S. Vandehey,                   Senior Vice President and Chief Compliance Manager of the Manager (since March 2004);
Vice President and Chief            Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset
Compliance Officer since 2006       Management and Shareholder Services, Inc. (since March 2004); Vice President of
Age: 58                             OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and

                                    Shareholder Services, Inc. (since June 1983). Former Vice President and Director of
                                    Internal Audit of the Manager (1997-February 2004). An officer of 103 portfolios in the
                                    OppenheimerFunds complex.
----------------------------------- -----------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------

Brian W. Wixted,                    Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer and Principal Financial   following: HarbourView Asset Management Corporation, Shareholder Financial Services,
& Accounting Officer since 2006 Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and
Age: 48                             Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments,
                                Inc. (since March 2000), OppenheimerFunds
                                    International Ltd. (since May 2000),
                                    OppenheimerFunds plc (since May 2000), OFI
                                    Institutional Asset Management, Inc. (since
                                    November 2000), and OppenheimerFunds Legacy
                                    Program (charitable trust program
                                    established by the Manager) (since June
                                    2003); Treasurer and Chief Financial Officer
                                    of OFI Trust Company (trust company
                                    subsidiary of the Manager) (since May 2000);
                                    Assistant Treasurer of the following: OAC
                                    (since March 1999),Centennial Asset
                                    Management Corporation (March 1999-October
                                    2003) and OppenheimerFunds Legacy Program
                                    (April 2000-June 2003). An officer of 103
                                    portfolios in the OppenheimerFunds complex.
----------------------------------- -----------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------

Brian Petersen,                     Vice President of the Manager (since February 2007); Assistant Vice President of the
Assistant Treasurer since 2006      Manager (August 2002-February 2007); Manager/Financial Product Accounting of the
Age: 38                             Manager (November 1998-July 2002). An officer of 103 portfolios in the OppenheimerFunds complex.
----------------------------------- -----------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------

Brian C. Szilagyi,                  Assistant Vice President of the Manager (since July 2004); Director of Financial
Assistant Treasurer since 2006      Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of
Age: 38                             Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 103 portfolios in the OppenheimerFunds complex.
----------------------------------- -----------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------

Robert G. Zack,                     Executive Vice President (since January 2004) and General Counsel (since March 2002) of
Secretary since 2006                the Manager; General Counsel and Director of the Distributor (since December 2001);
Age: 60                             General Counsel of Centennial Asset Management Corporation (since December 2001);
                                    Senior Vice President and General Counsel of HarbourView Asset Management Corporation
                                    (since December 2001); Secretary and General Counsel of OAC (since November 2001);
                                    Assistant Secretary (since September 1997) and Director (since November 2001) of
                                    OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and
                                    Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of
                                    Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President,
                                    General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder
                                    Services, Inc. (since December 2001); Senior Vice President, General Counsel and
                                    Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001);
                                    Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice
                                    President and General Counsel of OFI Institutional Asset Management, Inc. (since
                                    November 2001); Director of OppenheimerFunds International Distributor Limited (since
                                    December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

----------------------------------- -----------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------

Kathleen T. Ives,                   Vice President (since June 1998), Deputy General Counsel (since May 2008) and
Assistant Secretary since 2006      Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999)
Age: 42                             and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of
                                    Centennial Asset Management Corporation
                                    (since October 2003); Vice President and
                                    Assistant Secretary of Shareholder Services,
                                    Inc. (since 1999); Assistant Secretary of
                                    OppenheimerFunds Legacy Program and
                                    Shareholder Financial Services, Inc. (since
                                    December 2001); Senior Counsel of the
                                    Manager (October 2003-May 2008). An officer
                                    of 103 portfolios in the OppenheimerFunds
                                    complex.

----------------------------------- -----------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------

Lisa I. Bloomberg,                 Vice President (since May 2004) and Deputy General Counsel
(since May 2008); of the Assistant Secretary since 2006 Manager; Associate
Counsel of the Manager (May 2004-May 2008); First Vice President Age: 40 (April
2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS

                                    Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 103 portfolios in the OppenheimerFunds complex.
----------------------------------- -----------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------

----------------------------------- -----------------------------------------------------------------------------------------

           Remuneration of the Officers and Trustees. The officers and the interested Trustee of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees' compensation from the Fund, shown below, is for serving as a Trustee and member of a committee
   (if applicable), with respect to the Fund's fiscal year ended May 31, 2008.
   The total compensation from the Fund and fund complex represents compensation for serving as a Trustee and member of a committee (if applicable) of the
   Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2007.

--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Name and Other Fund Position(s)        Aggregate                               Estimated Annual      Total Compensation From
                                                       Retirement Benefits
                                   Compensation From    Accrued as Part of       Benefits Upon
(as applicable)                       the Fund(1)         Fund Expenses          Retirement(2)      the Fund and Fund Complex
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- ------------------------------------------ ---------------------- --------------------------

                                       Fiscal year ended May 31, 2008                                Year ended December 31,
                                                                                                              2007

--------------------------------- ------------------------------------------ ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------

Brian F. Wruble(3)                      $57 (4)                N/A                $65,868(5)              $335,190 (6)

Chairman of the Board
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------

David K. Downes(7)
Audit Committee Chairman and
Regulatory & Oversight
Committee Member                          $36                  N/A               $26,112((8))             $180,587((9))

--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------

Matthew P. Fink                           $44                  N/A               $10,004((10))              $154,368
Regulatory & Oversight
Committee Chairman and
Governance Committee Member

--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------

Robert G. Galli                           $53                  N/A              $137,599((11))            $330,533 (12)
Regulatory & Oversight
Committee Chairman & Governance
Committee Member

--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------

Phillip A. Griffiths                    $53(13)                N/A               $51,621((14))              $198,211
Audit Committee Member and
Regulatory & Oversight
Committee Member

--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------

Mary F. Miller
Audit Committee Member and
Governance Committee Member             $43(15)                N/A               $13,201((14))              $152,698

--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------

Joel W. Motley                          $45(16)                N/A               $32,741((14))              $171,223
Governance Committee Chairman
and Regulatory & Oversight
Committee Member

--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------

Kenneth A. Randall(17)                    $4                   N/A               $96,401((18))              $117,520

--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------

Russell S. Reynolds, Jr.                  $43                  N/A                  $77,288                 $153,530
Audit Committee Member and
Governance Committee Member

--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------

Joseph M. Wikler
Audit Committee Member and
Regulatory & Oversight
Committee Member                       $43 (19)                N/A               $28,814((14))              $150,770

--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------

Peter I. Wold

Audit Committee Member and

Governance Committee Member            $43 (20)                N/A               $28,814((14))              $150,770

--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------

--------------------------------- -------------------- --------------------- ---------------------- --------------------------

1.   "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2.   "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes,
     Galli and Wruble, with respect to ten other Oppenheimer funds that are not
     Board I Funds (the "Non-Board I Funds"). The Board I Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the
     Non-Board I Funds is being frozen effective December 31, 2007.
3.   Mr. Wruble became Chairman of the Board I Funds on December 31, 2006.
4.   Includes $57 deferred by Mr. Wruble under the "Compensation Deferral Plan".
5.   In lieu of receiving an estimated annual benefit amount of $7,374 for his service as a director or trustee to the Board I funds, Mr. Wruble elected to have an actuarially equivalent lump sum amount contributed to his
     Compensation Deferral Plan account subsequent to the freezing of the Board
     I Funds' retirement plan. The amount set forth in the table above also includes $57,619 for estimated annual benefits for serving as a director or trustee of 10 other Oppenheimer funds that are not the Non-Board I Funds.
     In lieu of receiving that estimated annual benefit, Mr. Wruble has elected to have an actuarially equivalent lump sum distributed to the Compensation
     Deferral Plan subsequent to the freezing of the Non-Board I Funds'
     retirement plan.
6.   Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.
7.   Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.
8.   This amount represents the estimated benefits that would be payable to Mr.
     Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds' retirement plan.
9.   Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.
10.  In lieu of receiving an estimated annual benefit for his service as a director or trustee to the Board I funds, Mr. Fink elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the
     Board I Funds' retirement plan.
11.  In lieu of receiving an estimated annual benefit amount of $62,085 for his service as a director or trustee to the Board I Funds, Mr. Galli elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds' retirement plan. The amount set forth in the table above also includes $75,514 for estimated annual benefits for serving as a director or trustee of the Non-Board I Funds. Mr. Galli has elected to receive this annual benefit in an annuity.
12.  Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.
13.  Includes $44 deferred by Mr. Griffiths under the Compensation Deferral Plan.
14.  In lieu of receiving an estimated annual benefit for service as a director or trustee to the Board I funds, this Trustee elected to have an actuarially equivalent lump sum amount contributed to his or her
     Compensation Deferral Plan account subsequent to the freezing of the Board
     I Funds' retirement plan.
15.  Includes $20 deferred by Ms. Miller under the Compensation Deferral Plan.
16.  Includes $6 deferred by Mr. Motley under the Compensation Deferral Plan.
17.  Mr. Randall retired from the Boards of the Board I Funds effective June 30,
     2007.
18.  At retirement, Mr. Randall elected to receive the alternative benefit payment based on a joint and survivor factor, which resulted in a lower annual payment than the amount indicated here.
19.  Includes $21 deferred by Mr. Wikler under the Compensation Deferral Plan.
20.  Includes $43 deferred by Mr. Wold under the Compensation Deferral Plan.

Retirement  Plan for Trustees.  The Board I Funds adopted a retirement plan that provides for payments to retired Independent  Trustees.  Payments are up to
80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the Board I Funds for at least seven years to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum  benefit.  The Board has frozen the retirement  plan with respect to new  accruals  as of  December  31,  2006  (the  "Freeze  Date").  Each  Trustee
continuing  to serve on the Board of any of the Board I Funds  after the  Freeze
Date (each  such  Trustee a  "Continuing  Board  Member")  may elect to have his accrued  benefit as of that date (i.e.,  an amount  equivalent  to the actuarial present  value of his benefit under the  retirement  plan as of the Freeze Date)
(i) paid at once or over time, (ii) rolled into the  Compensation  Deferral Plan described  below,  or (iii) in the case of Continuing  Board  Members  having at least 7 years of  service  as of the  Freeze  Date paid in the form of an annual benefit or joint and survivor annual benefit. The Board determined to freeze the retirement  plan after  considering  a recent  trend among  corporate  boards of directors to forego retirement plan payments in favor of current compensation.

Compensation   Deferral   Plan.   The  Board  of  Trustees  has  adopted  a
Compensation  Deferral Plan for Independent  Trustees that enables them to elect to defer  receipt of all or a portion of the annual  fees they are  entitled  to receive from certain Board I Funds. Under the plan, the compensation deferred by a Trustee  is  periodically  adjusted  as though an  equivalent  amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount  paid to the  Trustee  under the plan will be  determined  based upon the amount of compensation deferred and the performance of the selected funds.

         Deferral of the Trustees' fees under the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the
Trustee's deferred compensation account.

Control Persons. The Fund recently commenced operations. The Manager,
OppenheimerFunds, Inc., is a controlling shareholder of Class A of the Fund due to its initial investment of the "seed money" required for the Fund to commence operations. As of September 5, 2008, the Manager beneficially owned 670,000 of the Class A shares then outstanding, which represent 100% of the outstanding voting securities of the Fund. A withdrawal of the Manager's investment could adversely affect the expense ratio for the Fund's shares and/or lead to an increase in the Fund's portfolio turnover. The Manager is organized in the State of Colorado. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

Major  Shareholders.  As of September 5, 2008, the only persons or entities who owned of record or were known by the Fund to own  beneficially 5% or more of any class of the Fund's outstanding shares were:

         OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson
         Way, Centennial, CO 80112-3924, which owned 670,000.000 Class A shares
         (100% of the Class A shares then outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer  Acquisition Corp., a holding company  controlled by Massachusetts  Mutual Life Insurance Company, a
global, diversified insurance and financial services organization.

Code of Ethics. The Fund, the Manager and the Distributor have a Code of
Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls.
Compliance with the Code of Ethics is carefully monitored and enforced by the
Manager.

         The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference
Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.551.8090. The Code of
Ethics can also be viewed as part of the Fund's registration statement on the
SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting Guidelines, under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. The
Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the
Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following two procedures: (1) if the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; and (2) if such proposal is not specifically addressed in the Proxy
Voting Guidelines or the Proxy Voting Guidelines provide discretion to the
Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent. If neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting. The Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:
o             The Fund generally votes with the recommendation of the issuer's management on routine matters, including ratification of the independent registered public accounting firm, unless
              circumstances indicate otherwise.
o             The Fund evaluates nominees for director nominated by management on a case-by-case basis, examining the following factors, among others: Composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.

o             In general, the Fund opposes anti-takeover proposals and supports the elimination, or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.
o             The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o             The Fund opposes proposals to classify the board of directors.
o             The Fund supports proposals to eliminate cumulative voting.
o             The Fund opposes re-pricing of stock options without shareholder approval.
o             The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

         The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at
www.sec.gov.

The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio manager of the Fund is employed by the Manager and is the person who is principally responsible for the day-to-day management of the Fund's portfolio. Other members of the
Manager's Equity and Fixed Income Portfolio Departments provide the portfolio manager with counsel and support in managing the Fund's portfolio.

         The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the
Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund.
Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to the class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the
Manager during its last two fiscal years was:

--------------------------------------- -----------------------------------------------------------------------------
      Fiscal Year ended May 31:                            Management Fees Paid to OppenheimerFunds, Inc.
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------
                 2007                                                          $48,300
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------

                 2008                                                         $205,538

--------------------------------------- -----------------------------------------------------------------------------

         The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

         The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Portfolio Manager.  The Fund's portfolio is managed by Caleb Wong (referred to as the "Portfolio Manager").  He is the person responsible for the day-to-day management of the Fund's investments.

Other  Accounts  Managed.  In addition to  managing  the Fund's  investment portfolio,  Mr. Wong also manages another investment  portfolio on behalf of the
Manager or its affiliates.  The following table provides  information  regarding the other  portfolio  managed by the  Portfolio  Manager as of May 31, 2008.  No portfolio or account has an advisory fee based on performance:

                                           Registered Investment    Other Pooled Investment
                                                 Companies                  Vehicles            Other Accounts**
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
                                                                               1                      None

     Accounts Managed                                3

     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------

                                                                                $106                     $0
     Total Assets Managed*                            $3,334

     ---------------------------------------------------------------------------------------------------------------
      *   In millions.
      **  Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

As indicated above, the Portfolio Manager also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Fund.
That may occur whether the investment objectives and strategies of the other fund are the same as, or different from, the Fund's investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the
Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the Fund's Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

Compensation of the Portfolio Manager. The Fund's Portfolio Manager is
employed and compensated by the Manager, not the Fund. Under the Manager's
compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with half of annual cash compensation based on relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Manager.
This is intended to align the portfolio managers and analysts interests with the success of the funds and accounts and their shareholders. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of May 31, 2008, the
Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the
Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate
Lipper benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. The Lipper benchmark used with respect to the Fund is the Global Flexible Portfolio Fund. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio
Manager's compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets.
The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio Manager. The compensation structure of the other funds currently managed by the Portfolio Manager is the same as the compensation structure of the Fund, described above.

Ownership of Fund Shares. As of May 31, 2008, the Portfolio Manager did not
beneficially own any shares of the Fund.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions.
The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment
Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution"
means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding.
However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

         Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.

         The Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers, together with the portfolio traders' judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

         Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions that are available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions executed in the secondary market. Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

         Other accounts advised by the Manager have investment policies similar to those of the Fund. Those other accounts may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more accounts advised by the
Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.
When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by
(1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

         However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board of Trustees has approved those procedures) that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution"
considerations discussed above. Those procedures are designed to prevent: (1)
the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the
Manager directs or is expected to direct the Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

         The investment advisory agreement permits the Manager to allocate brokerage for research or brokerage services. The research or brokerage services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

         "Research" services are restricted to "advice," "analyses," and
"reports" that reflect the expression of reasoning or knowledge. "Brokerage services" are those products and services that relate to the execution of the trade from the point at which the Manager communicates with the broker-dealer for the purpose of transmitting an order for execution, through the point at which funds or securities are delivered or credited to the advised accounts. If a research or brokerage service also assists the Manager in a non-research/brokerage capacity (such as marketing, bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

         Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that:
(i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii)
the trade is not a riskless principal transaction. The Board of Trustees may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

         The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

         During the fiscal year ended May 31, 2007, the fund did not execute any transactions through or pay any commissions to firms that provide research services.

------------------------------------------- ---------------------------------------------------------------

        Fiscal Year Ended May 31,                   Total Brokerage Commissions Paid by the Fund*

------------------------------------------- ---------------------------------------------------------------
------------------------------------------- ---------------------------------------------------------------

                   2008                                                $ 38,697

------------------------------------------- ---------------------------------------------------------------

   * Amounts do not include spreads or commissions on principal transactions on a net trade basis.

Service Plan

The Distributor. Under its General Distributor's Agreement with the Trust, the
Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders.
The Distributor is not obligated to sell a specific number of shares.

The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges retained by the
Distributor on the redemption of shares during the Fund's most recent fiscal year is shown in the tables below.

------------------ ----------------------- -----------------------
Fiscal Year         Aggregate Front-End      Class A Front-End
                        Sales Charges
Ended May 31:         Sales Charges on          Retained by
                       Class A Shares          Distributor(1)
------------------ ----------------------- -----------------------
------------------ ----------------------- -----------------------
      2007                  None                    None
------------------ ----------------------- -----------------------
------------------ ----------------------- -----------------------

      2008                  None                    None

------------------ ----------------------- -----------------------
1.    Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

------------------ -----------------------
Fiscal Year         Concessions on Class
Ended May 31:       A Shares Advanced by
                       Distributor(1)
------------------ -----------------------
------------------ -----------------------
      2007                  None
------------------ -----------------------
------------------ -----------------------

      2008                  None

------------------ -----------------------
1.   The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares from its own resources at the time of sale.

------------------ -----------------------
Fiscal Year         Class A Contingent
                       Deferred Sales
Ended May 31:       Charges Retained by
                        Distributor
------------------ -----------------------
------------------ -----------------------
      2007                  None
------------------ -----------------------
------------------ -----------------------

      2008                  None

------------------ -----------------------

Service Plan. The Fund has adopted a Service Plan for Class A shares under Rule
12b-1 of the Investment Company Act. Under the plan the Fund pays the
Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares. The plan has been approved by a vote of the Board of Trustees, including a majority of the Independent
Trustees(1), cast in person at a meeting called for the purpose of voting on that plan.

         Under the Plan, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the
Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as
"revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

         Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a
"majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

         The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment.

         While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

         Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the
Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

         Under the plan, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees.

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class
A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to recipients periodically at an annual rate not to exceed 0.25% of the average annual Class A share net assets held in the accounts of the recipients or their customers.

         The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of shares purchased prior to March 1,
2007 with respect to certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans"). Prior to March 1, 2007, the
Distributor paid the 0.25% service fee for grandfathered retirement plans in advance for the first year and retained the first year's service fee paid by the
Fund with respect to those shares. After the shares were held for a year, the
Distributor paid the ongoing service fees to recipients on a periodic basis.
Such shares are subject to a contingent deferred sales charge if they are redeemed within 18 months. If Class A shares purchased in a grandfathered retirement plan prior to March 1, 2007 are redeemed within the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of those fees. For Class A shares purchased in grandfathered retirement plans on or after March 1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year. Such shares are not subject to the contingent deferred sales charge.

         Any unreimbursed expenses the Distributor incurs with respect to Class
A shares in any fiscal year cannot be recovered in subsequent years. The
Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

         All payments under the Class A plan are subject to the limitations imposed by the Conduct Rules of FINRA on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

         Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI. Additionally, the Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

         Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o Payments made by the Fund, or by an investor buying or selling shares of the
Fund may include:

o                   initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to
                    financial intermediaries (see "About Your Account" in the
                    Prospectus);
o                   ongoing asset-based payments attributable to Class A shares, including fees payable under the Fund's distribution and/or service plans adopted under Rule 12b-1 under the Investment
                    Company Act, which are paid from the Fund's assets and
                    allocated to the class of shares to which the plan relates
                    (see "About the Fund -- Distribution and Service Plans"
                    above);

o                   shareholder servicing payments for providing omnibus
                    accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of the Fund.

o            Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Fund listed above.

o                   These types of payments may reflect compensation for
                    marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms
                    and programs, transaction processing or other services;
o                   The Manager and Distributor each may also pay other
                    compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA.
                    Payments are made based on the guidelines established by the
                    Manager and Distributor, subject to applicable law.

         These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the
Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

         Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

     Revenue  sharing  payments  can  pay  for   distribution-related  or  asset
retention items including, without limitation,

o            transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
o            program support, such as expenses related to including the
             Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
o            placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

         Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

         For the year ended December 31, 2007, the following financial intermediaries and/or their respective affiliates offered shares of the
Oppenheimer funds and received revenue sharing or similar distribution-related payments from the Manager or the Distributor for marketing or program support:

1st Global Capital Company                                  Legend Equities Corporation

Advantage Capital Corporation                               Lincoln Benefit National Life

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Aegon USA                                                   Lincoln Financial Advisors Corporation

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Aetna Life Insurance & Annuity Company                      Lincoln Investment Planning, Inc.

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

AG Edwards & Sons, Inc.                                     Linsco Private Ledger Financial

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

AIG Financial Advisors                                      Massachusetts Mutual Life Insurance Company

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

AIG Life Variable Annuity                                   McDonald Investments, Inc.

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Allianz Life Insurance Company                              Merrill Lynch Pierce Fenner & Smith, Inc.

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Allmerica Financial Life Insurance & Annuity Company        Merrill Lynch Insurance Group

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Allstate Life Insurance Company                             MetLife Investors Insurance Company

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

American Enterprise Life Insurance                          MetLife Securities, Inc.

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

American General Annuity Insurance                          Minnesota Life Insurance Company

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

American Portfolios Financial Services, Inc.                MML Investor Services, Inc.

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Ameriprise Financial Services, Inc.                         Mony Life Insurance Company

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Ameritas Life Insurance Company                             Morgan Stanley & Company, Inc.

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Annuity Investors Life Insurance Company                    Multi-Financial Securities Corporation

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Associated Securities Corporation                           Mutual Service Corporation

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

AXA Advisors LLC                                            NFP Securities, Inc.

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

AXA Equitable Life Insurance Company                        Nathan & Lewis Securities, Inc.

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Banc One Securities Corporation                             National Planning Corporation

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Cadaret Grant & Company, Inc.                               Nationwide Financial Services, Inc.

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

CCO Investment Services Corporation                         New England Securities Corporation

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Charles Schwab & Company, Inc.                              New York Life Insurance & Annuity Company

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Chase Investment Services Corporation                       Oppenheimer & Company

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Citicorp Investment Services, Inc.                          PFS Investments, Inc.

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Citigroup Global Markets Inc.                               Park Avenue Securities LLC

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

CitiStreet Advisors LLC                                     Phoenix Life Insurance Company

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Citizen's Bank of Rhode Island                              Plan Member Securities

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Columbus Life Insurance Company                             Prime Capital Services, Inc.

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Commonwealth Financial Network                              Primevest Financial Services, Inc.

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Compass Group Investment Advisors                           Protective Life Insurance Company

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

CUNA Brokerage Services, Inc.                               Prudential Investment Management Services LLC

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

CUSO Financial Services, LLP                                Raymond James & Associates, Inc.

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

E*TRADE Clearing LLC                                        Raymond James Financial Services, Inc.

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Edward  Jones                                               RBC Dain Rauscher Inc.

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Essex National Securities, Inc.                             Royal Alliance Associates, Inc.

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Federal Kemper Life Assurance Company                       Securities America, Inc.

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Financial Network                                           Security Benefit Life Insurance Company

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Financial Services Corporation                              Security First-Metlife Investors Insurance Company

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

GE Financial Assurance                                      SII Investments, Inc.

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

GE Life & Annuity                                           Signator Investors, Inc.

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Genworth Financial, Inc.                                    Sorrento Pacific Financial LLC

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

GlenBrook Life & Annuity Company                            Sun Life Assurance Company of Canada

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Great West Life & Annuity Company                           Sun Life Insurance & Annuity Company of New York

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

GWFS Equities, Inc.                                         Sun Life Annuity Company Ltd.

----------------------------------------------------------- --------------------------------------------------------

Hartford Life Insurance Company                             SunTrust Bank
HD Vest Investment Services, Inc.                           SunTrust Securities, Inc.
Hewitt Associates LLC                                       Thrivent Financial Services, Inc.
IFMG Securities, Inc.                                       Towers Square Securities, Inc.
ING Financial Advisers LLC                                  Travelers Life & Annuity Company
ING Financial Partners, Inc.                                UBS Financial Services, Inc.
Invest Financial Corporation                                Union Central Life Insurance Company
Investment Centers of America, Inc.                         United Planners Financial Services of America
Jefferson Pilot Life Insurance Company                      Wachovia Securities, Inc.
Jefferson Pilot Securities Corporation                      Walnut Street Securities, Inc.
John Hancock Life Insurance Company                         Waterstone Financial Group
JP Morgan Securities, Inc.                                  Wells Fargo Investments
Kemper Investors Life Insurance Company                     Wescom Financial Services

         For the year ended December 31, 2007, the following firms, which in some cases are broker-dealers, received payments from the Manager or the
Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Co.                                        Lincoln Investment Planning, Inc.
AG Edwards                                                    Lincoln National Life Insurance Co.
ACS HR Solutions                                              Linsco Private Ledger Financial
ADP                                                           Massachusetts Mutual Life Insurance Company
AETNA Life Ins & Annuity Co.                                  Matrix Settlement & Clearance Services
Alliance Benefit Group                                        McDonald Investments, Inc.
American Enterprise Investments                               Mercer HR Services
American Express Retirement Service                           Merrill Lynch
American United Life Insurance Co.                            Mesirow Financial, Inc.
Ameriprise Financial Services, Inc.                           MetLife
Ameritrade, Inc.                                              MFS Investment Management
AMG (Administrative Management Group)                         Mid Atlantic Capital Co.
AST (American Stock & Transfer)                               Milliman USA
AXA Advisors                                                  Morgan Keegan & Co, Inc.
Bear Stearns Securities Co.                                   Morgan Stanley Dean Witter
Benefit Administration Company, LLC                           Mutual of Omaha Life Insurance Co.
Benefit Administration, Inc.                                  Nathan & Lewis Securities, Inc.
Benefit Consultants Group                                     National City Bank
Benefit Plans Administration                                  National Deferred Comp
Benetech, Inc.                                                National Financial
Bisys                                                         National Investor Services Co.
Boston Financial Data Services                                Nationwide Life Insurance Company
Charles Schwab & Co, Inc.                                     Newport Retirement Services, Inc.
Citigroup Global Markets Inc.                                 Northwest Plan Services, Inc.
CitiStreet                                                    NY Life Benefits
City National Bank                                            Oppenheimer & Co, Inc.
Clark Consulting                                              Peoples Securities, Inc.
CPI Qualified Plan Consultants, Inc.                          Pershing LLC
DA Davidson & Co.                                             PFPC
DailyAccess Corporation                                       Piper Jaffray & Co.
Davenport & Co, LLC                                           Plan Administrators, Inc.
David Lerner Associates, Inc.                                 Plan Member Securities
Digital Retirement Solutions, Inc.                            Primevest Financial Services, Inc.
DR, Inc.                                                      Principal Life Insurance Co.
Dyatech, LLC                                                  Prudential Investment Management Services LLC
E*Trade Clearing LLC                                          PSMI Group, Inc.
Edward D Jones & Co.                                          Quads Trust Company
Equitable Life / AXA                                          Raymond James & Associates, Inc.
ERISA Administrative Svcs, Inc.                               Reliance Trust Co.
ExpertPlan, Inc.                                              Reliastar Life Insurance Company
FASCore LLC                                                   Robert W Baird & Co.
Ferris Baker Watts, Inc.                                      RSM McGladrey
Fidelity                                                      Scott & Stringfellow, Inc.
First Clearing LLC                                            Scottrade, Inc.
First Southwest Co.                                           Southwest Securities, Inc.
First Trust - Datalynx                                        Standard Insurance Co
First Trust Corp                                              Stanley, Hunt, Dupree & Rhine
Franklin Templeton                                            Stanton Group, Inc.
Geller Group                                                  Sterne Agee & Leach, Inc.
Great West Life                                               Stifel Nicolaus & Co, Inc.
H&R Block Financial Advisors, Inc.                            Sun Trust Securities, Inc.
Hartford Life Insurance Co.                                   Symetra Financial Corp.
HD Vest Investment Services                                   T. Rowe Price
Hewitt Associates LLC                                         The 401k Company
HSBC Brokerage USA, Inc.                                      The Princeton Retirement Group Inc.
ICMA - RC Services                                            The Retirement Plan Company, LLC
Independent Plan Coordinators                                 TruSource Union Bank of CA
Ingham Group                                                  UBS Financial Services, Inc.
Interactive Retirement Systems                                Unified Fund Services (UFS)
Invesmart (Standard Retirement Services, Inc.)                US Clearing Co.
Janney Montgomery Scott, Inc.                                 USAA Investment Management Co.
JJB Hillard W L Lyons, Inc.                                   USI Consulting Group
John Hancock                                                  VALIC Retirement Services
JP Morgan                                                     Vanguard Group
July Business Services                                        Wachovia
Kaufman & Goble                                               Web401K.com
Legend Equities Co.                                           Wedbush Morgan Securities
Legg Mason Wood Walker                                        Wells Fargo Bank
Lehman Brothers, Inc.                                         Wilmington Trust
Liberty Funds Distributor, Inc./Columbia Management

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment  performance.  Those terms include  "cumulative  total return,"  "average  annual total  return,"  "average  annual total return at net asset value" and "total return at net asset value." An  explanation of how total returns are  calculated  is set forth  below.  The charts  below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance  information by calling the Fund's Transfer Agent at  1.800.225.5677
or    by    visiting     the     OppenheimerFunds     Internet     website    at
www.oppenheimerfunds.com.

     The Fund's  illustrations  of its performance data in  advertisements  must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated.  In general,  any advertisement by the Fund of its  performance  data must  include  the  average  annual  total returns for the advertised class of shares of the Fund.

     Use of standardized performance calculations enables an investor to compare the Fund's  performance to the  performance of other funds for the same periods.
However,  a number of  factors  should be  considered  before  using the  Fund's performance information as a basis for comparison with other investments:

o Total returns  measure the  performance of a hypothetical  account in the
Fund over various periods and do not show the performance of each  shareholder's account. Your account's performance will vary from the model performance data if your  dividends  are  received  in cash,  or you buy or sell  shares  during the period,  or you bought your shares at a different time and price than the shares used in the model.
o The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
o An investment in the Fund is not insured by the FDIC or any other government agency.
o The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.
o When an investor's shares are redeemed, they may be worth more or less than their original cost.
o Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

Total Return  Information.  There are different types of "total returns" to measure  the  Fund's  performance.  Total  return  is the  change  in value of a hypothetical  investment  in the Fund  over a given  period,  assuming  that all dividends and capital gains  distributions  are reinvested in additional  shares and that the  investment  is redeemed at the end of the period.  The  cumulative total return  measures the change in value over the entire  period (for example, ten years).  An average annual total return shows the average rate of return for each year in a period that would  produce the  cumulative  total return over the entire  period.  However,  average  annual  total  returns  do not  show  actual year-by-year performance.  The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

     In calculating total returns for Class A shares,  the current maximum sales charge of 5.75% (as a  percentage  of the offering  price) is deducted  from the initial  investment  ("P" in the  formula  below)  (unless  the  return is shown without sales charge, as described below).

o Average  Annual Total  Return.  The "average  annual total return" of the class  is an  average  annual  compounded  rate of  return  for  each  year in a specified number of years. It is the rate of return based on the change in value of a hypothetical  initial  investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

ERV l/n        - 1     = Average Annual Total Return
 P

o Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD l/n   - 1   = Average Annual Total Return (After Taxes on Distributions)
---
 P

o Average Annual Total Return (After Taxes on Distributions and Redemptions).
The "average annual total return (after taxes on distributions and redemptions)"
of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes
(calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below)
held for a number of years ("n" in the formula) to achieve an ending value
("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR l/n   - 1    = Average Annual Total Return (After Taxes on Distributions and Redemptions)
---
 P

o Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.
Cumulative total return is determined as follows:

    ERV - P        = Total Return
----------------
       P

o Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in the shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------------------------------------------

                            The Fund's Total Returns for the Period Ended May 31, 2008

--------------------------------------------------------------------------------------------------------------------
--------------- -------------------------------- -------------------------------------------------------------------
Class of           Cumulative Total Returns                         Average Annual Total Returns
                (10 Years or life-of-class, if
Shares                       less)
--------------- -------------------------------- -------------------------------------------------------------------
--------------- -------------------------------- --------------------------------- ---------------------------------
                                                              1-Year                           5-Years
                                                                                      (or life of class if less)
--------------- -------------------------------- --------------------------------- ---------------------------------
--------------- --------------- ---------------- ---------------- ---------------- ---------------- ----------------
                 After Sales     Without Sales     After Sales     Without Sales     After Sales     Without Sales
                    Charge          Charge           Charge           Charge           Charge           Charge
--------------- --------------- ---------------- ---------------- ---------------- ---------------- ----------------
--------------- --------------- ---------------- ---------------- ---------------- ---------------- ----------------

Class A*            -1.56%           4.44%           -3.08%            2.83%           -1.26%            3.57%

--------------- --------------- ---------------- ---------------- ---------------- ---------------- ----------------
* Inception of Class A:    03/05/07

--------------------------------------------------------------------------------------

               Total Returns for Class A* Shares (After Sales Charge)
                      For the Fiscal Period Ended May 31, 2008

--------------------------------------------------------------------------------------
------------------------------------------ ------------------- -----------------------

                                              1-Year                  5-Years
                                           (or life of class    (or life of class if
                                                if less)               less)
------------------------------------------ ------------------- -----------------------
------------------------------------------ ------------------- -----------------------

After Taxes on Distributions                     -3.41%                -1.53%

------------------------------------------ ------------------- -----------------------
------------------------------------------ ------------------- -----------------------

After Taxes on Distributions and                 -2.01%                -1.23%

Redemption of Fund Shares
------------------------------------------ ------------------- -----------------------
               * Inception of Class A:      03/05/07

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

Lipper Rankings.  From time to time the Fund may publish the ranking of the
performance   of  its  shares  by   Lipper,   Inc.   ("Lipper").   Lipper  is  a
widely-recognized  independent mutual fund monitoring  service.  Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment  styles.
The Lipper  performance  rankings  are based on total  returns  that include the reinvestment of capital gain  distributions and income dividends but do not take sales charges or taxes into  consideration.  Lipper also publishes  "peer-group"
indices of the  performance  of all mutual funds in a category  that it monitors and averages of the performance of the funds in particular categories.

Morningstar Ratings. From time to time the Fund may publish the star rating of the  performance of its shares by  Morningstar,  Inc., an independent  mutual fund monitoring  service.  Morningstar  rates mutual funds in their  specialized market sector. The Fund is rated among large value funds.

         Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM) based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next
22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

Performance  Rankings and  Comparisons by Other Entities and  Publications.
From  time  to time  the  Fund  may  include  in its  advertisements  and  sales literature performance  information about the Fund cited in newspapers and other periodicals  such as The New York Times, The Wall Street Journal,  Barron's,  or
similar publications.  That information may include performance  quotations from other sources,  including Lipper and Morningstar.  The performance of the Fund's shares may be compared in  publications  to the  performance  of various  market indices  or other  investments,  and  averages,  performance  rankings  or other benchmarks prepared by recognized mutual fund statistical services.

         Investors may also wish to compare the returns on the Fund's shares to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the
Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

         From time to time, the Fund may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

         From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example, o information about the performance of certain securities or commodities markets or segments of those markets,
o        information about the performance of the economies of particular countries or regions,
o        the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o        the availability of different types of securities or offerings of securities,
o        information relating to the gross national or gross domestic product of the United States or other countries or regions, comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix B contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset
Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange
(the "NYSE"). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the
ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix B to this
SAI because the Distributor or dealer or broker incurs little or no selling expenses.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals                               Oppenheimer New Jersey Municipal Fund
Oppenheimer AMT-Free New York Municipals                      Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Balanced Fund                                     Oppenheimer Portfolio Series:
Oppenheimer Baring China Fund                                     Active Allocation Fund
Oppenheimer Baring Japan Fund                                     Equity Investor Fund
Oppenheimer Baring SMA International Fund                         Conservative Investor Fund
Oppenheimer Core Bond Fund                                        Moderate Investor Fund
Oppenheimer California Municipal Fund

                                                              Oppenheimer Portfolio Series Fixed Income Active
                                                              Allocation Fund
Oppenheimer Capital Appreciation Fund                         Oppenheimer Principal Protected Main Street Fund
Oppenheimer Capital Income Fund                               Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Champion Income Fund                              Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Commodity Strategy Total Return Fund              Oppenheimer Quest Balanced Fund
Oppenheimer Convertible Securities Fund                       Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Developing Markets Fund                           Oppenheimer Quest Opportunity Value Fund
Oppenheimer Discovery Fund                                    Oppenheimer Real Estate Fund
Oppenheimer Dividend Growth Fund                              Oppenheimer Rising Dividends Fund, Inc.
Oppenheimer Emerging Growth Fund                              Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Equity Fund, Inc.                                 Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Equity Income Fund, Inc.                          Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Global Fund                                       Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Global Opportunities Fund                         Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Global Value Fund                                 Oppenheimer Rochester National Municipals
Oppenheimer Gold & Special Minerals Fund                      Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer International Bond Fund                           Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer International Diversified Fund                    Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer International Growth Fund                         Oppenheimer Select Value Fund
Oppenheimer International Small Company Fund                  Oppenheimer Senior Floating Rate Fund
Oppenheimer International Value Fund                          Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Limited Term California Municipal Fund            Oppenheimer SMA Core Bond Fund
Oppenheimer Limited-Term Government Fund                      Oppenheimer SMA International Bond Fund
Oppenheimer Limited Term Municipal Fund                       Oppenheimer Strategic Income Fund
Oppenheimer Main Street Fund                                  Oppenheimer U.S. Government Trust
Oppenheimer Main Street Opportunity Fund                      Oppenheimer Value Fund
Oppenheimer Main Street Small Cap Fund                        Limited-Term New York Municipal Fund
Oppenheimer MidCap Fund                                       Rochester Fund Municipals

LifeCycle Funds

         Oppenheimer Transition 2010 Fund Oppenheimer Transition 2015 Fund
         Oppenheimer Transition 2020 Fund Oppenheimer Transition 2025 Fund
         Oppenheimer Transition 2030 Fund Oppenheimer Transition 2040 Fund
         Oppenheimer Transition 2050 Fund

And the following money market funds:
Oppenheimer Cash Reserves                                     Centennial Government Trust
Oppenheimer Institutional Money Market Fund                   Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.                           Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                        Centennial Tax Exempt Trust

         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds.
Under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letter of Intent. Under a Letter of Intent (a "Letter"), you may be able to reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H units purchases in advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor. A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13-month period (the "Letter period"), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of
Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares.
However, if the investor does not fulfill the terms of the Letter within the
Letter period, he or she agrees to pay the additional sales charges that would have been applicable to the purchases that were made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow"
below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the
Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

         To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and
Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other
Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money
Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a
Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor's total holdings of qualified shares on the last day of the Letter period, calculated at the net asset value on that day, equals or exceeds the intended purchase amount.

     If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

     If total eligible purchases during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investors account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

     By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a
Letter, however defined benefit plans and Single K sole proprietor plans may do
so.

|X|      Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000
(computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2. If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the
Transfer Agent may escrow shares in other accounts that are linked for Right of
Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the
Transfer Agent will escrow future purchases until the escrow amount is met.

         3. If, during the Letter period, an investor exchanges shares of the
Fund for shares of another fund (as described in the Prospectus section titled
"How to Exchange Shares"), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

         4. If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period, the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

         5. If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

         6. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November
1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

         If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

         Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions to implement them.
The Fund reserves the right to amend, suspend or discontinue offering Asset
Builder plans at any time without prior notice.

         Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in Appendix B to this SAI. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner &
Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had less than $1 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class C shares of the Oppenheimer funds. If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had $1 million or more in assets but less than $5 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the Oppenheimer funds.
If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had $5 million or more in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

         OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant accounts in a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid)
causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the
Distributor may seek other redress.

         Class A Shares Subject to a Contingent Deferred Sales Charge. Under a
special arrangement with the Distributor, for purchases of Class A shares at net asset value, whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on Class A share purchases by a retirement plan that are made with the redemption proceeds of Class N shares of an Oppenheimer fund held by the plan for more than 18 months.

         |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

         For calculating the net asset value, dividends and distributions, the
Fund's expenses include: management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of
Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation cost distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses.

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance
Fee" is assessed on each Fund account with a share balance valued under $500.
The Minimum Balance Fee is automatically deducted from each such Fund account in
September.

         Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change: o A fund account whose shares were acquired after September 30th of the prior year; o Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o        A fund account that has only certificated shares and, has a balance below $500 and is being escheated;

o                 Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3
                  accounts;

o        Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
o        Omnibus accounts holding shares pursuant to the Pinnacle, Ascender,
Custom Plus, Record(k)eeper Pro and Pension Alliance Retirement Plan programs;
and
o                 A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.
o                 Accounts held in the Portfolio Builder Program which is
                  offered through certain broker/dealers to qualifying
                  shareholders.

         To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery" under the heading "I
Want To," or call 1.888.470.0862 for instructions.

         The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of the shares of the Fund are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund's net assets by the number of shares of the Fund that are outstanding.
The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time."
The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents'
Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day
and Christmas Day. It may also close on other days.

         Dealers other than NYSE members may conduct trading in certain securities on days on which the NYSE is closed (including weekends and holidays)
or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on many foreign stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

         Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the NYSE, will not be reflected in the
Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the
Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the
Board at its next ensuing meeting.

         |X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows: o Equity securities traded on a U.S. securities exchange are valued as follows: (1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded, on that day, or

(2)                   if last sale information is not available on a valuation
                      date, they are valued at the last reported sale price
                      preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation
                      date.

o Equity securities traded on a foreign securities exchange generally are valued in one of the following ways: (1) at the last sale price available to the pricing service approved by the Board of Trustees, or (2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or

(3)                   at the mean between the "bid" and "asked" prices obtained
                      from the principal exchange on which the security is
                      traded or, on the basis of reasonable inquiry, from two
                      market makers in the security.
o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o The following securities are valued at the mean between the "bid" and "asked"
prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1) debt instruments that have a maturity of more than 397 days when issued,
(2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)                   non-money market debt instruments that had a maturity of
                      397 days or less when issued and which have a remaining
                      maturity of 60 days or less.
o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts: (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)  debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

o Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked"
prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

         In the case of U.S. Government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the
Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity.
Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

         The closing prices in the New York foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

         Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date. If not, the value shall be the closing bid price on the principal exchange on the valuation date. If the put, call or future is not traded on an exchange, it shall be valued by the mean between "bid" and
"asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

         When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted
("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption.
In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment  Privilege.  Within six months of a redemption,  a shareholder may  reinvest  all or part  of the  redemption  proceeds  of:  o Class A  shares purchased  subject  to an  initial  sales  charge  or Class A shares  on which a contingent deferred sales charge was paid.

         The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.
Reinvestment will be at the net asset value next computed after the Transfer
Agent receives the reinvestment order. The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options.

         Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the
Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any
90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

Distributions From Retirement Plans. Requests for distributions from
OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to
"Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this SAI. The request must: (1) state the reason for the distribution; (2) state the owner's awareness of tax penalties if the distribution is premature; and (3)
conform to the requirements of the plan and the Fund's other redemption requirements.

         Participants (other than self-employed plan sponsors) in
OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the
Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

         Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents
(available from the Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal
Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer
Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the
Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

         Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal Plans. Investors can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.
Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

         Payments are normally made by check, but shareholders having
AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic
Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer
Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

         The Fund cannot guarantee receipt of a payment on the date requested.
The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on
Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan.

         By requesting an Automatic Withdrawal, the shareholder agrees to the terms and conditions that apply to the plan, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

         Fund shares will be redeemed as necessary to meet withdrawal payments.
Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

         The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the
Planholder.

         The Planholder may terminate a plan at any time. The Fund may also give directions to the Transfer Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory to it that the
Planholder has died or is legally incapacitated. Upon termination of a plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

     As stated in the  Prospectus,  shares of a particular  class of Oppenheimer funds having more than one class of shares may be  exchanged  only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class  designation are deemed "Class A" shares for this purpose.  The prospectus of each of the Oppenheimer  funds indicates which share class or classes that fund offers and provides  information about limitations on the purchase of particular share classes, as applicable for the particular fund.
You can also obtain a current  list showing  which funds offer at the  telephone number indicated on the front cover of this SAI.

     The Fund may amend,  suspend or  terminate  the  exchange  privilege at any time.  Although the Fund may impose those  changes at any time,  it will provide you with  notice of the changes  whenever it is required to do so by  applicable law. It may be required to provide 60 days' notice prior to materially  amending or terminating the exchange privilege, except in extraordinary circumstances.

How Exchanges Affect Contingent  Deferred Sales Charges.  No contingent deferred  sales charge is imposed on exchanges of shares of any class  purchased subject to a contingent deferred sales charge, with the following exceptions:

     o When Class A shares of any Oppenheimer fund acquired by exchange of Class
     A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged
     Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. Except, however, with respect to Class A shares of
     Oppenheimer Rochester National Municipals and Rochester Fund Municipals
     acquired prior to October 22, 2007, in which case the Class A contingent deferred sales charge is imposed on the acquired shares if they are redeemed within 24 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares.

     o When Class A shares of Oppenheimer Rochester National Municipals and
     Rochester Fund Municipals acquired prior to October 22, 2007 by exchange of
     Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged
     Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

     o If any Class A shares of another Oppenheimer fund that are exchanged for
     Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the
     Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer
     Senior Floating Rate Fund acquired in the exchange. The Class A shares of
     Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior
     Floating Rate Fund if they are repurchased before the expiration of the holding period.

     o When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money
     Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

     o Except with respect to the Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

     o With respect to Class B shares of Oppenheimer Limited Term California
     Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer
     Limited Term Municipal Fund, Limited Term New York Municipal Fund and
     Oppenheimer Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

     o With respect to Class B shares of Oppenheimer Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the
     Oppenheimer Capital Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

     o With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     o With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b)
     plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or
     403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

     o When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

     Shareholders  owning shares of more than one class must specify which class of shares they wish to exchange.

              |X| Telephone Exchange Requests. When exchanging shares by
     telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

              Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds.
     The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

              When you exchange some or all of your shares from one fund to another, any special account features that are available in the new fund
     (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be switched to the new fund account unless you tell the Transfer Agent not to do so.

              In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the
     Prospectus or this SAI, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

              The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege,"
     above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

     Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by the class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by the class. Dividends are calculated in the same manner, at the same time, and on the same day for the class of shares.

              If a dividend check or a check representing an automatic
     withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Returned checks for the proceeds of other redemptions will be invested in shares of
     Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent.
     Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

     Tax Status of the Fund's Dividends, Distributions and Redemptions of
     Shares. The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

              The tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal
     Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisors with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

              Qualification as a Regulated Investment Company. The Fund has
     elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the
     Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax"
     on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their
     Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

              The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

              To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

              To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income including net income derived from an interest in a qualified publicly traded partnership.

              In addition to satisfying the requirements described above, the
     Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S.
     Government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships.
     For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S.
     Government securities.

              Excise Tax on Regulated Investment Companies. Under the Internal
     Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the
     Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

              Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

              Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on
     Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

              The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

              If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

              Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. The Fund may be subject to U.S. Federal income tax, and an interest charge, on certain distributions or gains from the sale of shares of a foreign company considered to be a PFIC, even if those amounts are paid out as dividends to shareholders. To avoid imposition of the interest charge, the Fund may elect to "mark to market" all PFIC shares that it holds at the end of each taxable year. In that case, any increase or decrease in the value of those shares would be recognized as ordinary income or as ordinary loss (but only to the extent of previously recognized
     "mark-to-market" gains).

              Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

              Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).
     Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

              The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or
     (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the
     U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

              Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

              In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the
     Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

              Foreign Shareholders. Under U.S. tax law, taxation of a
     shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

              Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the
     Fund obtains a properly completed and signed Certificate of Foreign Status.
     The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

              If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign
     Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of
     28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

              The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

     Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent or his or her financial intermediary and must have an existing account in the fund selected for reinvestment.
     Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

     The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with
     OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

     The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent,
     is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

     The Custodian. JPMorgan Chase Bank is the custodian of the Fund's assets.
     The custodian's responsibilities include safeguarding and controlling the
     Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

     Independent Registered Public Accounting Firm. KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP audits the Fund's financial statements and performs other related audit and tax services. KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the
     Manager and its affiliates. Audit and non-audit services provided by KPMG
     LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER ABSOLUTE RETURN FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Absolute Return Fund, including the statement of investments, as of
May 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the period from March 5, 2007 (commencement of operations) to May
31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Absolute Return Fund as of May 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and the period from March 5, 2007
(commencement of operations) to May 31, 2007, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
KPMG LLP

Denver, Colorado
July 16, 2008

                     F27 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS May 31, 2008
--------------------------------------------------------------------------------

                                                       SHARES           VALUE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COMMON STOCKS--34.1%
-------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--3.7%
-------------------------------------------------------------------------------
AUTOMOBILES--0.2%
Hyundai Motor Co.                                         612       $  49,908
-------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.3%
A.B.C. Learning Centres Ltd.                           39,300          58,425
-------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.3%
PartyGaming plc 1                                      10,796          61,270
-------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.5%
LG Electronics, Inc.                                      330          45,813
-------------------------------------------------------------------------------
Snap-On, Inc.                                             873          54,056
                                                                    -----------
                                                                       99,869

-------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.2%
Rakuten, Inc.                                              83          42,752
-------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.3%
Hasbro, Inc.                                            1,442          52,258
-------------------------------------------------------------------------------
MEDIA--1.2%
Gannett Co., Inc.                                       1,767          50,907
-------------------------------------------------------------------------------
PagesJaunes Groupe SA                                   2,569          46,282
-------------------------------------------------------------------------------
ProSieben Sat.1 Media AG                                3,299          46,910
-------------------------------------------------------------------------------
SES, FDR                                                2,100          55,540
-------------------------------------------------------------------------------
Yellow Pages Income Fund                                4,764          48,187
                                                                    -----------
                                                                      247,826

-------------------------------------------------------------------------------
SPECIALTY RETAIL--0.2%
DSG International plc                                  39,930          46,074
-------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.5%
LG Fashion Corp.                                        1,770          51,035
-------------------------------------------------------------------------------
Onward Holdings Co. Ltd.                                5,000          57,959
                                                                    -----------
                                                                      108,994

-------------------------------------------------------------------------------
CONSUMER STAPLES--2.3%
-------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.2%
Wal-Mart Stores, Inc.                                     896          51,735
-------------------------------------------------------------------------------
FOOD PRODUCTS--0.5%
Archer-Daniels-Midland Co.                              1,172          46,528
-------------------------------------------------------------------------------
Nippon Meat Packers, Inc.                               4,000          52,779
                                                                    -----------
                                                                       99,307

                      F1 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                       SHARES           VALUE
-------------------------------------------------------------------------------

PERSONAL PRODUCTS--0.5%
Natura Cosmeticos SA                                    4,433       $  51,103
-------------------------------------------------------------------------------
Shiseido Co. Ltd.                                       2,000          49,042
                                                                    -----------
                                                                      100,145

-------------------------------------------------------------------------------
TOBACCO--1.1%
Altria Group, Inc.                                      2,521          56,117
-------------------------------------------------------------------------------
British American Tobacco plc                            1,370          51,237
-------------------------------------------------------------------------------
Reynolds American, Inc.                                   957          52,558
-------------------------------------------------------------------------------
Souza Cruz SA                                           1,893          58,635
                                                                    -----------
                                                                      218,547

-------------------------------------------------------------------------------
ENERGY--8.2%
-------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.6%
ENSCO International, Inc.                                 798          57,320
-------------------------------------------------------------------------------
Halliburton Co.                                         1,139          55,333
-------------------------------------------------------------------------------
Nabors Industries Ltd. 1                                1,333          56,039
-------------------------------------------------------------------------------
Noble Corp.                                               887          56,005
-------------------------------------------------------------------------------
Rowan Cos., Inc.                                        1,320          58,278
-------------------------------------------------------------------------------
Transocean, Inc.                                          339          50,914
                                                                    -----------
                                                                      333,889

-------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--6.6%
Anadarko Petroleum Corp.                                  768          57,577
-------------------------------------------------------------------------------
Apache Corp.                                              400          53,624
-------------------------------------------------------------------------------
ARC Energy Trust                                        1,945          57,003
-------------------------------------------------------------------------------
Athabasca Oil Sands Trust                               1,100          55,399
-------------------------------------------------------------------------------
BG Group plc                                            2,122          53,216
-------------------------------------------------------------------------------
BP plc                                                  4,240          51,066
-------------------------------------------------------------------------------
Chesapeake Energy Corp.                                   978          53,565
-------------------------------------------------------------------------------
Chevron Corp.                                             540          53,541
-------------------------------------------------------------------------------
ConocoPhillips                                            593          55,208
-------------------------------------------------------------------------------
CONSOL Energy, Inc.                                       611          59,609
-------------------------------------------------------------------------------
Devon Energy Corp.                                        459          53,216
-------------------------------------------------------------------------------
Enerplus Resources Fund, Series G                       1,145          53,528
-------------------------------------------------------------------------------
EOG Resources, Inc.                                       403          51,838
-------------------------------------------------------------------------------
Harvest Energy Trust                                    2,319          57,111
-------------------------------------------------------------------------------
Hess Corp.                                                484          59,440
-------------------------------------------------------------------------------
Murphy Oil Corp.                                          617          57,165
-------------------------------------------------------------------------------
Noble Energy, Inc.                                        594          57,885
-------------------------------------------------------------------------------
Occidental Petroleum Corp.                                615          56,537

                      F2 | OPPENHEIMER ABSOLUTE RETURN FUND

                                                       SHARES           VALUE
-------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS Continued
Origin Energy Ltd.                                      3,900     $    58,151
-------------------------------------------------------------------------------
Provident Energy Trust                                  4,757          54,675
-------------------------------------------------------------------------------
Range Resources Corp.                                     762          50,109
-------------------------------------------------------------------------------
Royal Dutch Shell plc, Cl. A                            1,280          54,514
-------------------------------------------------------------------------------
S-Oil Corp.                                               763          54,741
-------------------------------------------------------------------------------
Total SA                                                  610          53,230
-------------------------------------------------------------------------------
XTO Energy, Inc.                                          828          52,677
                                                                  ------------
                                                                    1,374,625

-------------------------------------------------------------------------------
FINANCIALS--5.6%
-------------------------------------------------------------------------------
CAPITAL MARKETS--0.5%
American Capital Strategies Ltd.                        1,609          51,488
-------------------------------------------------------------------------------
Deutsche Bank AG                                          429          46,045
                                                                  -------------
                                                                       97,533

-------------------------------------------------------------------------------
COMMERCIAL BANKS--1.8%
BB&T Corp.                                              1,411          44,404
-------------------------------------------------------------------------------
BNP Paribas SA                                            480          49,715
-------------------------------------------------------------------------------
Comerica, Inc.                                          1,359          50,528
-------------------------------------------------------------------------------
Credit Agricole SA                                      1,525          40,356
-------------------------------------------------------------------------------
Hypo Real Estate Holding AG                             1,392          45,716
-------------------------------------------------------------------------------
Lloyds TSB Group plc                                    6,060          46,096
-------------------------------------------------------------------------------
Natixis                                                 3,066          46,650
-------------------------------------------------------------------------------
U.S. Bancorp                                            1,488          49,387
                                                                  ------------
                                                                      372,852

-------------------------------------------------------------------------------
CONSUMER FINANCE--0.2%
Capital One Financial Corp.                               932          44,848
-------------------------------------------------------------------------------
INSURANCE--2.2%
ACE Ltd.                                                  837          50,279
-------------------------------------------------------------------------------
Allstate Corp.                                            992          50,532
-------------------------------------------------------------------------------
Assurant, Inc.                                            788          53,608
-------------------------------------------------------------------------------
Chubb Corp.                                               954          51,287
-------------------------------------------------------------------------------
Cincinnati Financial Corp.                              1,401          49,063
-------------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft AG             267          50,095
-------------------------------------------------------------------------------
NIPPONKOA Insurance Co. Ltd.                            6,000          56,289
-------------------------------------------------------------------------------
Safeco Corp.                                              772          51,724
-------------------------------------------------------------------------------
Travelers Cos., Inc. (The)                                989          49,262
                                                                  ------------
                                                                      462,139

                      F3 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                       SHARES           VALUE
-------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS--0.9%
Commonwealth Property Office Fund                      38,900       $  48,335
-------------------------------------------------------------------------------
GPT Group                                              16,300          44,869
-------------------------------------------------------------------------------
ING Industrial Fund                                    26,100          50,187
-------------------------------------------------------------------------------
Macquarie Office Trust                                 53,000          49,110
                                                                    -----------
                                                                      192,501

-------------------------------------------------------------------------------
HEALTH CARE--0.5%
-------------------------------------------------------------------------------
PHARMACEUTICALS--0.5%
Biovail Corp.                                           4,500          52,355
-------------------------------------------------------------------------------
Hanmi Pharm Co. Ltd.                                      305          42,343
                                                                    -----------
                                                                       94,698

-------------------------------------------------------------------------------
INDUSTRIALS--2.5%
-------------------------------------------------------------------------------
AIRLINES--0.5%
All Nippon Airways Co. Ltd.                            13,000          49,943
-------------------------------------------------------------------------------
Deutsche Lufthansa AG                                   1,948          50,308
                                                                    -----------
                                                                      100,251

-------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.3%
AMEC plc                                                3,280          54,221
-------------------------------------------------------------------------------
MACHINERY--0.5%
Glory Ltd. 2                                            2,300          53,998
-------------------------------------------------------------------------------
Mitsui Engineering & Shipbuilding Co. Ltd.             16,000          58,129
                                                                    -----------
                                                                      112,127

-------------------------------------------------------------------------------
ROAD & RAIL--0.5%
CSX Corp.                                                 803          55,455
-------------------------------------------------------------------------------
Ryder Systems, Inc.                                       719          52,796
                                                                    -----------
                                                                      108,251

-------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE--0.7%
Macquarie Airports                                     17,500          48,507
-------------------------------------------------------------------------------
Macquarie Infrastructure Group                         19,400          55,628
-------------------------------------------------------------------------------
Societe des Autoroutes Paris-Rhin-Rhone                   431          47,969
                                                                    -----------
                                                                      152,104

-------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--2.0%
-------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.3%
Research In Motion Ltd. 1                                 423          58,499
-------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.2%
Mitsumi Electric Co. Ltd.                               1,600          46,443

                      F4 | OPPENHEIMER ABSOLUTE RETURN FUND

                                                       SHARES           VALUE
-------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--0.4%
Electrocomponents plc                                  14,000       $  47,770
-------------------------------------------------------------------------------
OKI Electric Industry Co. 1                            24,000          42,117
                                                                    -----------
                                                                       89,887

-------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.3%
Konica Minolta Holdings, Inc.                           3,000          55,976
-------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.3%
Samsung Electronics Co.                                    73          52,515
-------------------------------------------------------------------------------
SOFTWARE--0.5%
FUJI SOFT, Inc.                                         2,700          52,248
-------------------------------------------------------------------------------
Nintendo Co. Ltd.                                         100          55,259
                                                                    -----------
                                                                      107,507

-------------------------------------------------------------------------------
MATERIALS--4.0%
-------------------------------------------------------------------------------
CHEMICALS--1.1%
BASF AG                                                   362          54,274
-------------------------------------------------------------------------------
Fertilizantes Fosfatados SA                             1,000          73,698
-------------------------------------------------------------------------------
K+S AG                                                    124          58,335
-------------------------------------------------------------------------------
Potash Corp. of Saskatchewan, Inc.                        270          53,622
                                                                    -----------
                                                                      239,929

-------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.3%
Toyo Seikan Kaisha Ltd.                                 2,700          53,145
-------------------------------------------------------------------------------
METALS & MINING--2.6%
Billiton plc                                            1,460          55,355
-------------------------------------------------------------------------------
Companhia Siderurgica Nacional SA                       1,169          57,483
-------------------------------------------------------------------------------
Fording Canadian Coal Trust                               800          63,406
-------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Cl. B               467          54,037
-------------------------------------------------------------------------------
Nisshin Steel Co. Ltd.                                 14,000          54,183
-------------------------------------------------------------------------------
Nucor Corp.                                               693          51,836
-------------------------------------------------------------------------------
Rio Tinto plc                                             443          53,135
-------------------------------------------------------------------------------
United States Steel Corp.                                 328          56,649
-------------------------------------------------------------------------------
Xstrata plc                                               660          52,152
-------------------------------------------------------------------------------
Zinifex Ltd.                                            5,400          49,507
                                                                    -----------
                                                                      547,743

-------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.4%
-------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--2.1%
Brasil Telcom Participacoes SA                          3,000          49,524
-------------------------------------------------------------------------------
Deutsche Telekom AG                                     2,868          47,965

                      F5 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                         SHARES          VALUE
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES Continued
Embarq Corp.                                              1,169   $     55,317
--------------------------------------------------------------------------------
France Telecom SA                                         1,638         50,108
--------------------------------------------------------------------------------
KT Corp.                                                  1,110         49,732
--------------------------------------------------------------------------------
Qwest Communications International, Inc.                  9,519         46,167
--------------------------------------------------------------------------------
Telstra Corp. Ltd. 1                                     18,542         84,182
--------------------------------------------------------------------------------
Windstream Corp.                                          4,173         55,668
                                                                  --------------
                                                                       438,663

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.3%
Vodafone Group plc                                       16,279         52,321
--------------------------------------------------------------------------------
UTILITIES--2.9%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.8%
British Energy Group plc                                  3,433         49,915
--------------------------------------------------------------------------------
Companhia Energetica de Minas Gerais                      2,350         55,481
--------------------------------------------------------------------------------
E.ON AG                                                     253         53,746
                                                                  --------------
                                                                       159,142

--------------------------------------------------------------------------------
ENERGY TRADERS--0.2%
Tractebel Energia SA                                      3,591         52,148
--------------------------------------------------------------------------------
GAS UTILITIES--0.3%
Gaz de France                                               779         53,070
--------------------------------------------------------------------------------
MULTI-UTILITIES--1.3%
Dominion Resources, Inc.                                  1,130         52,319
--------------------------------------------------------------------------------
DTE Energy Co.                                            1,245         55,079
--------------------------------------------------------------------------------
Suez SA                                                     734         54,698
--------------------------------------------------------------------------------
Teco Energy, Inc.                                         3,095         63,045
--------------------------------------------------------------------------------
United Utilities plc                                      3,630         53,822
                                                                  --------------
                                                                       278,963

--------------------------------------------------------------------------------
WATER UTILITIES--0.3%
Companhia de Saneamento Basico do Estado de Sao Paulo     2,471         69,884
                                                                  --------------
Total Common Stocks (Cost $ 6,589,130)                               7,092,984

--------------------------------------------------------------------------------
PREFERRED STOCKS--1.5%
--------------------------------------------------------------------------------

Brasil Telecom SA, Preference                             4,300         52,531
--------------------------------------------------------------------------------
Hyundai Motor Co., Preference                             1,430         50,256
--------------------------------------------------------------------------------
LG Electronics, Inc., Preference                            720         47,112
--------------------------------------------------------------------------------
RWE AG, Preference, Non-Vtg.                                552         58,464
--------------------------------------------------------------------------------
Samsung Electronics, Preference                             100         51,065
--------------------------------------------------------------------------------
Telemar Norte Leste SA, A Shares, Preference              1,000         58,408
                                                                  --------------
Total Preferred Stocks (Cost $ 307,448)                                317,836

                      F6 | OPPENHEIMER ABSOLUTE RETURN FUND

                                                                               PRINCIPAL
                                                                                  AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
STRUCTURED SECURITIES--12.1%
-------------------------------------------------------------------------------------------------------

Akibare Ltd. Catastrophe Linked Nts., Cl. A, 5.608%,5/22/12 3,4                $ 250,000   $  252,238
-------------------------------------------------------------------------------------------------------
Cascadia Ltd. Catastrophe Linked Nts.,6.115%, 6/13/08 4,5                        250,000      249,875
-------------------------------------------------------------------------------------------------------
Champlain Ltd. Catastrophe Linked Nts., Series A, 15.478%,1/7/09 3,4             250,000      253,481
-------------------------------------------------------------------------------------------------------
Eurus Ltd. Catastrophe Linked   9.163%, 4/8/09 3,4                               250,000      253,750
-------------------------------------------------------------------------------------------------------
Fusion 2007 Ltd.Catastrophe Linked Nts., 8.719%,5/19/09 3,4                      250,000      249,788
-------------------------------------------------------------------------------------------------------
GlobeCat Ltd.Catastrophe Linked Nts., 4.788%, 12/30/08 4                         250,000      250,088
-------------------------------------------------------------------------------------------------------
Redwood Capital X Ltd.Catastrophe Linked Nts., Series C,7.46%, 1/9/09 4,5        250,000      250,688
-------------------------------------------------------------------------------------------------------
Successor II Ltd.Catastrophe Linked Nts., Series CIII,19.758%, 4/6/10 4,5        250,000      249,175
-------------------------------------------------------------------------------------------------------
Successor Japan Quake Ltd.Catastrophe Linked Nts., Cl. A-I, 7.258%
6/6/08 3,4                                                                       250,000      250,013
-------------------------------------------------------------------------------------------------------
VASCO Re 2006 Ltd.Catastrophe Linked Nts., 11.514%,6/5/09 3,4                    250,000      250,675
                                                                                           ------------
Total Structured Securities (Cost $ 2,504,641)                                              2,509,771

-------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES--2.4%
-------------------------------------------------------------------------------------------------------

Federal National Mortgage Assn.,2.28%, 12/22/08 (Cost $ 493,572)                 500,000      493,572

                                                                                SHARES
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY--50.3%
-------------------------------------------------------------------------------------------------------

Oppenheimer Institutional Money Market Fund, Cl. E,2.70% 6,7
(Cost $10,460,287)                                                          10,460,287     10,460,287

-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $20,355,078)                                   100.4%    20,874,450
-------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                             (0.4)       (83,047)
                                                                           ----------------------------
NET ASSETS                                                                       100.0%  $ 20,791,403
                                                                           ============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See Note 5 of accompanying Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $1,509,945 or 7.26% of the Fund's net assets as of May 31, 2008.

4. Represents the current interest rate for a variable or increasing rate security.

5. Illiquid security. The aggregate value of illiquid securities as of May 31,
2008 was $749,738, which represents 3.61% of the Fund's net assets. See Note 9 of accompanying Notes.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 31, 2008, by virtue of the Fund owning at least
5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                      SHARES        GROSS        GROSS         SHARES
                                                MAY 31, 2007    ADDITIONS   REDUCTIONS   MAY 31, 2008
-------------------------------------------------------------------------------------------------------

Oppenheimer Institutional
Money Market Fund, Cl. E                             136,660   36,894,532   26,570,905     10,460,287

                      F7 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS Continued

6. Continued

                                                                                                           DIVIDEND
                                                                                                  VALUE      INCOME
---------------------------------------------------------------------------------------------------------------------

Oppenheimer Institutional
Money Market Fund, Cl. E                                                                   $ 10,460,287   $ 171,098

7. Rate shown is the 7-day yield as of May 31, 2008.

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF MAY 31, 2008 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

                                           CONTRACT
                                             AMOUNT            EXPIRATION                  UNREALIZED     UNREALIZED
CONTRACT DESCRIPTION            BUY/SELL     (000S)                 DATES        VALUE   APPRECIATION   DEPRECIATION
----------------------------------------------------------------------------------------------------------------------

Argentine Peso (ARP)                 Buy        800 ARP            6/6/08   $  257,694       $  6,693       $     --
Australian Dollar (AUD)              Buy         50 AUD            8/5/08       47,355          2,365             --
Australian Dollar (AUD)             Sell         35 AUD           6/10/08       33,410             --            545
Brazilian Real (BRR)                 Buy        900 BRR     6/3/08-7/2/08      550,818         16,281             --
Brazilian Real (BRR)                Sell        570 BRR     6/3/08-7/2/08      349,616             --          8,998
British Pound Sterling (GBP)         Buy         48 GBP            8/5/08       93,603            542             --
British Pound Sterling (GBP)        Sell        285 GBP   6/10/08-8/29/08      561,367             --          3,122
Canadian Dollar (CAD)               Sell        160 CAD    6/10/08-8/5/08      160,988             --          2,119
Chinese Renminbi (Yuan) (CNY)       Sell      1,800 CNY           6/30/08      259,872            135             --
Euro (EUR)                          Sell        760 EUR   6/10/08-8/29/08    1,180,107          2,246          8,587
Hong Kong Dollar (HKD)              Sell      2,000 HKD           6/30/08      256,488             87             --
Japanese Yen (JPY)                  Sell     88,000 JPY   6/10/08-8/29/08      837,259          5,964             --
New Taiwan Dollar (TWD)             Sell      8,000 TWD           6/30/08      263,726             --          1,276
New Turkish Lira (TRY)               Buy        325 TRY           6/30/08      263,606          6,313             --
New Zealand Dollar (NZD)             Buy        325 NZD            7/7/08      252,984             --            159
Singapore Dollar (SGD)              Sell        350 SGD           6/30/08      257,381            541             --
South African Rand (ZAR)             Buy      2,100 ZAR           6/30/08      273,780          5,042             --
South Korean Won (KRW)              Sell    290,000 KRW            8/5/08      280,668          6,177             --
Swiss Franc (CHF)                   Sell         30 CHF           6/10/08       28,786             --            417
                                                                                             -------------------------
Total unrealized appreciation and depreciation                                               $ 52,386       $ 25,223
                                                                                             =========================

--------------------------------------------------------------------------------
FUTURES CONTRACTS AS OF MAY 31, 2008 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                                          UNREALIZED
                                                                NUMBER OF   EXPIRATION                  APPRECIATION
CONTRACT DESCRIPTION                                 BUY/SELL   CONTRACTS         DATE         VALUE   DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------

DAX Index                                                 Buy           1      6/20/08   $   276,397      $    9,895
Euro-Bundesobligation, 10 yr.                             Buy           3       6/6/08       522,356         (25,132)
FTSE 100 Index                                            Buy           3      6/20/08       358,999           6,736
Japan (Government of) Bonds, 10 yr.                      Sell           3      6/10/08       382,669           4,026
NASDAQ 100 Index                                          Buy           9      6/20/08       366,345          34,486
Nikkei 225 Index                                          Buy           3      6/12/08       408,082          16,690
Standard & Poor's 500 E-Mini Index                       Sell          64      6/20/08     4,481,920        (380,845)
U.S. Long Bonds                                          Sell           5      9/19/08       567,500           2,632
U.S. Treasury Nts., 2 yr.                                Sell           2      9/30/08       421,250            (127)
U.S. Treasury Nts., 10 yr.                                Buy           2      9/19/08       224,813          (1,831)
U.S. Treasury Nts., 10 yr.                               Sell           4      9/19/08       449,625             234
United Kingdom Long Gilt                                  Buy           2      9/26/08       419,199          (2,175)
                                                                                                          ------------
                                                                                                          $ (335,411)
                                                                                                          ============

                      F8 | OPPENHEIMER ABSOLUTE RETURN FUND

--------------------------------------------------------------------------------
INTEREST RATE SWAP CONTRACTS AS OF MAY 31, 2008 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

SWAP                                       NOTIONAL           PAID BY      RECEIVED BY   TERMINATION
COUNTERPARTY                                 AMOUNT          THE FUND         THE FUND          DATE       VALUE
----------------------------------------------------------------------------------------------------------------

                                                          Three-Month
Deutsche Bank AG                            810,000 NZD   NZD-BRR-FRA           7.5700%       4/3/18   $    (93)
----------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank NA:
                                                            One-Month
                                                            MXN-TIIE-
                                          6,700,000 MXN       Banxico           8.3685       4/23/18    (11,809)
                                                                        Six-Month CZK-
                                         10,000,000 CZK        4.4000%          PRIBOR        4/4/18     10,950
----------------------------------------------------------------------------------------------------------------
                                                                        Six-Month SGD-
Merrill Lynch                               880,000 SGD        3.2534     SOR-Telerate        4/3/18     32,921
                                                                                                       ---------
                                                                                                       $ 31,969
                                                                                                       =========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

CZK         Czech Koruna
MXN         Mexican Nuevo Peso
NZD         New Zealand Dollar
SGD         Singapore Dollar

Abbreviations are as follows:

BBR          Bank Bill Rate
FRA          Forward Rate Agreement
MXN TIIE     Mexican Peso-Interbank Equilibrium Interest Rate
PRIBOR       Prague Interbank Offering Rate
SGD-SOR      Singapore Swap Offer Rate

--------------------------------------------------------------------------------
TOTAL RETURN SWAP CONTRACTS AS OF MAY 31, 2008 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

SWAP              NOTIONAL                       PAID BY                   RECEIVED BY   TERMINATION
COUNTERPARTY        AMOUNT                      THE FUND                      THE FUND          DATE       VALUE
----------------------------------------------------------------------------------------------------------------

Citibank NA:
                                     One-Month USD LIBOR
                               BBR minus 50 basis points
                                    and if negative, the
                             absolute value of the Total        If positive, the Total
                                Return of the MSCI Daily      Return of the MSCI Daily
               $   411,824      Net Australian USD Index      Net Australian USD Index        5/7/09   $  3,129
                                                                   One-Month USD LIBOR
                                                             BBA minus 50 basis points
                                                                  and if negative, the
                                  If positive, the Total   absolute value of the Total
                                Return of the MSCI Daily      Return of the MSCI Daily
                 2,060,001          Gross EAFE USD Index          Gross EAFE USD Index        5/5/09    (21,263)

                      F9 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL RETURN SWAP CONTRACTS Continued
--------------------------------------------------------------------------------

SWAP                NOTIONAL                         PAID BY                      RECEIVED BY   TERMINATION
COUNTERPARTY          AMOUNT                        THE FUND                         THE FUND          DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------

                                           One-Month USD BBA
                                  LIBOR plus 20 basis points
                                        and if negative, the
                                 absolute value of the Total           If positive, the Total
Deutsche Bank                             Return of a custom               Return of a custom
AG, London       $ 2,059,569                   equity basket                    equity basket       9/15/08   $ 28,394
-----------------------------------------------------------------------------------------------------------------------
Goldman Sachs
International:
                                           One-Month USD BBA
                                  LIBOR plus 10 basis points
                                        and if negative, the
                                       absolute value of the           If positive, the Total
                                      MSCI Daily Net Belgium         Return of the MSCI Daily
                     394,330                       USD Index            Net Belgium USD Index        2/5/09    (20,858)
                                           One-Month USD BBA
                                  LIBOR plus 10 basis points
                                        and if negative, the           If positive, the Total
                                       absolute value of the         Return of the MSCI Daily
                     389,963      MSCI Daily Italy USD Index                  Italy USD Index        2/5/09      2,421
                                           One-Month USD BBA
                                  LIBOR and if negative, the
                                 absolute value of the Total           If positive, the Total
                                    Return of the MSCI Daily         Return of the MSCI Daily
                     412,218                    Brazil Index                     Brazil Index       5/13/09     29,586
                                                                            One-Month USD BBA
                                                                         LIBOR minus 15 basis
                                                                  points and if negative, the
                               If positive, the Total Return      absolute value of the Total
                     744,692         of the NIKKEI 225 Index   Return of the NIKKEI 225 Index       5/13/09    (13,409)
                                                                            One-Month USD BBA
                                                                         LIBOR minus 60 basis
                                                                   points and if negative,the
                                                                  absolute value of the Total
                               If positive, the Total Return            Return of the S&P ASX
                     534,318        of the S&P ASX 200 Index                        200 Index       5/11/09    (10,177)
                                                                            One-Month USD BBA
                                                                         LIBOR minus 50 basis
                                                                 points and if negative,  the
                               If positive, the Total Return        absolute value of the S&P
                                       of the S&P Canada (60          Canada (60 Index Market)
                     157,049             Index Market) Index                            Index        1/8/09     (9,186)
                                                                            One-Month USD BBA
                                                                         LIBOR minus 25 basis
                                                                  points and if negative, the
                               If positive, the Total Return      absolute value of the Total
                                      of the FTSE 100 Market           Return on the FTSE 100
                      85,812                           Index                     Market Index        5/8/09      1,892

                     F10 | OPPENHEIMER ABSOLUTE RETURN FUND

SWAP                       NOTIONAL                          PAID BY                    RECEIVED BY   TERMINATION
COUNTERPARTY                 AMOUNT                         THE FUND                       THE FUND          DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------------

Goldman Sachs
International:Continued
                                                                                  One-Month USD BBA
                                                                               LIBOR minus 50 basis
                                                                        oints and if  negative, the
                                       If positive, the Total Return      absolute value of the S&P
                                               of the S&P Canada (60       Canada (60 Index  Market)
                          $ 114,282              Index Market) Index                          Index        1/8/09   $ (7,059)
                                                                                  One-Month USD BBA
                                                                               LIBOR minus 50 basis
                                                                        points and if negative, the
                                      If positive, the Total  Return      absolute value of the S&P
                                               of the S&P Canada (60        Canada (60 Index Market)
                            136,190              Index Market) Index                          Index        6/5/08    (10,177)
                                                                                  One-Month USD BBA
                                                                               LIBOR minus 14 basis
                                                                        points and if negative, the
                                                                        absolute value of the Total
                                       If positive, the Total Return              Return of the DAX
                            549,898          of the DAX Market Index                   Market Index       5/07/09     (8,460)
                                                                                  One-Month USD BBA
                                                                               LIBOR minus 25 basis
                                                                        points and if negative, the
                                       If positive, the Total Return    absolute value of the Total
                                              of the FTSE 100 Market         Return of the FTSE 100
                            762,719                            Index                   Market Index       5/08/09     17,565
                                                                                 One-Month USD BBA
                                                                               LIBOR minus 50 basis
                                                                       points and if  negative, the
                                       If positive, the Total Return    absolute value of the Total
                                               of the S&P Canada (60       Return of the S&P Canada
                             43,762              Index Market) Index        (60 Index Market) Index        1/8/09     (2,659)
                                                                                  One-Month USD BBA
                                                                               LIBOR minus 15 basis
                                                                        points and if negative, the
                                       If positive, the Total Return    absolute value of the Total
                                                of the CAC 40 Market           Return of the CAC 40
                            458,602                            Index                   Market Index       4/10/09     (8,555)
                                                                          If negative, the absolute
                                       If positive, the Total Return      value of the Total Return
                                                of the BOVESPA 06/08           of the BOVESPA 06/08
                            403,052                            Index                          Index       6/19/08    (87,491)
                                                                          If negative, the absolute
                                       If positive, the Total Return      value of the Total Return
                                               of the KOSPI200 06/08          of the KOSPI200 06/08
                            231,700                            Index                          Index       6/19/08        982

                     F11 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENTS OF INVESTMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL RETURN SWAP CONTRACTS Continued
--------------------------------------------------------------------------------

SWAP              NOTIONAL                       PAID BY              RECEIVED BY   TERMINATION
COUNTERPARTY        AMOUNT                      THE FUND                 THE FUND          DATE         VALUE
-------------------------------------------------------------------------------------------------------------

                                       One-Month USD BBA
                              LIBOR and if negative, the
                             absolute value of the Total   If positive, the Total
                                      Return of the MSCI       Return of the MSCI
Morgan Stanley   $ 409,197              Netherland Index         Netherland Index        4/7/09   $   (2,145)
                                                                                                  -----------
                                                                                                  $ (117,470)
                                                                                                  ===========

Abbreviations are as follows:
BBA LIBOR                            British Bankers' Association London-Interbank Offered Rate
BBR Bank                             Bill Rate
BOVESPA                              Bovespa Index that trades on the Sao Paulo Stock Exchange
CAC 40 Market Index                  French Options Market. The index contains 40 stocks selected among the top 100 market capitalization and the most active stocks listed on Euronext Paris and is the underlying asset for options and futures contracts
DAX Market Index                     Frankfurt Stock Exchange comprised of the 30 largest and most liquid issues traded on the exchange
FTSE 100 Market Index                United Kingdom 100 most highly capitalized blue chip companies
KOSPI200                             Korean Stock Exchange Capitalization-weighted Index made up of 200
                                     Korean stocks
LIBOR                                London-Interbank Offered Rate
MSCI                                 Morgan Stanley Capital International
MSCI EAFE Index                      Morgan Stanley Capital International Europe, Australasia and Far East. A
                                     stock market index of foreign stocks from the perspective of a North
                                     American investor
Nikkei 225 Index                     225 top-rated Japanese companies listed on the Tokyo Stock Exchange
S&P ASX 200 Index                    S&P Australian Securities Exchange. The investable benchmark for the
                                     Australian equity market. The S&P/ASX 200 is comprised of the
                                     S&P/ASX 100 plus an additional 100 stocks
S&P Canada (60 Index Market) Index   S&P/Toronto Stock Exchange Capitalization-weighted Index made up of
                                     60 Canadian stocks

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     F12 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2008
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------

Investments,at value--see accompanying statement of investments:
Unaffiliated companies (cost$9,894,791)                                                $ 10,414,163
Affiliated companies (cost $10,460,287)                                                  10,460,287
                                                                                       --------------
                                                                                         20,874,450
-----------------------------------------------------------------------------------------------------
Cash                                                                                         66,419
-----------------------------------------------------------------------------------------------------
Cash used for collateral on futures                                                         400,000
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency exchange contracts                               52,386
-----------------------------------------------------------------------------------------------------
Swaps, at value                                                                             127,840
-----------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                                       93,468
Closed foreign currency contracts                                                             3,180
Other                                                                                         6,491
                                                                                       --------------
Total assets                                                                             21,624,234

-----------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------

Bank overdraft-foreign currencies (cost $28,356)                                             28,356
-----------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency exchange contracts                               25,223
-----------------------------------------------------------------------------------------------------
Swaps, at value                                                                             213,341
-----------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                       493,572
Shareholder communications                                                                   19,321
Closed foreign currency contracts                                                            18,455
Futures margins                                                                               1,657
Trustees' compensation                                                                          246
Other                                                                                        32,660
                                                                                       --------------
Total liabilities                                                                           832,831
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $ 20,791,403
                                                                                       ==============

-----------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------

Par value of shares of beneficial interest                                             $        670
-----------------------------------------------------------------------------------------------------
Additional paid-in capital                                                               20,087,943
-----------------------------------------------------------------------------------------------------
Accumulated net investment income                                                           621,306
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions              (41,383)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                           122,867
                                                                                       --------------
NET ASSETS                                                                             $ 20,791,403
                                                                                       ==============

-----------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------

Class A Shares:
Net asset value and redemption price per share (based on net assets of $20,791,403
and 670,000 shares of beneficial interest outstanding)                                 $      31.03
Maximum offering price per share (net asset value plus sales charge of 5.75% of        $      32.92
offering price)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     F13 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF OPERATIONS For the Year Ended May 31, 2008
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------

Interest                                                                  $ 439,923
-------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $21,684)        355,837
Affiliated companies                                                        171,098
                                                                          -----------
Total investment income                                                     966,858

-------------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------------

Management fees                                                             205,538
-------------------------------------------------------------------------------------
Shareholder communications -- Class A                                        36,879
-------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                  41,151
-------------------------------------------------------------------------------------
Custodian fees and expenses                                                   3,884
-------------------------------------------------------------------------------------
Other                                                                         7,497
                                                                          -----------
Total expenses                                                              294,949
Less reduction to custodian expenses                                         (1,028)
Less waivers and reimbursements of expenses                                  (4,542)
                                                                          -----------
Net expenses                                                                289,379

-------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       677,479

-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------------

Net realized gain (loss) on:
Investments (including premiums on options exercised)                      (506,666)
Closing and expiration of option contracts written                          269,010
Closing and expiration of futures contracts                                 482,983
Foreign currency transactions                                               (67,283)
Swap contracts                                                             (113,104)
                                                                          -----------
Net realized gain                                                            64,940
-------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                (258,672)
Translation of assets and liabilities denominated in foreign currencies     133,858
Futures contracts                                                           (65,180)
Swap contracts                                                               25,204
                                                                          -----------
Net change in unrealized appreciation                                      (164,790)

-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 577,629
                                                                          ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     F14 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED MAY 31,                                                          2008           2007 1
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------

Net investment income                                               $    677,479   $    129,239
---------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                  64,940       (104,849)
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                   (164,790)       287,657
                                                                    -------------------------------
Net increase in net assets resulting from operations                     577,629        312,047

---------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------

Dividends from net investment income                                     (71,697)            --
---------------------------------------------------------------------------------------------------
Distributions from net realized gain                                    (126,576)            --

---------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------------

Net increase in net assets resulting from beneficial interest                 --     20,000,000
transactions

---------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------

Total increase                                                           379,356     20,312,047
---------------------------------------------------------------------------------------------------
Beginning of period                                                   20,412,047        100,000 2
                                                                    -------------------------------
End of period (including accumulated net investment income (loss)
of $621,306 and $(37,768), respectively)                            $ 20,791,403   $ 20,412,047
                                                                    ===============================

1. For the period from March 5, 2007 (commencement of operations) to May 31,
2007.

2. Reflects the value of the Manager's initial seed money investment on August
21, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     F15 | OPPENHEIMER ABSOLUTE RETURN FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A YEAR ENDED MAY 31,                                   2008         2007 1
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------

Net asset value, beginning of period                   $    30.47   $    30.00
----------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income 2                                      1.01          .20
Net realized and unrealized gain (loss)                      (.15)         .27
                                                       ---------------------------
Total from investment operations                              .86          .47
----------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.11)          --
Distributions from net realized gain                         (.19)          --
                                                       ---------------------------
Total dividends and/or distributions to shareholders         (.30)
----------------------------------------------------------------------------------

Net asset value, end of period                         $    31.03   $    30.47
                                                       ===========================

----------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                           2.83%        1.57%
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------

Net assets, end of period (in thousands)               $   20,791   $   20,412
----------------------------------------------------------------------------------
Average net assets (in thousands)                      $   20,522   $   20,264
----------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                        3.30%        2.65%
Total expenses 5                                             1.44%        1.62%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses           1.41%        1.62%
----------------------------------------------------------------------------------
Portfolio turnover rate                                       357%          75%

1. For the period from March 5, 2007 (commencement of operations) to May 31,
2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

        Year Ended May 31, 2008     1.46%
        Period Ended May 31, 2007   1.62%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     F16 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Absolute Return Fund (the "Fund") is registered under the Investment
Company Act of 1940, as amended, as an open-end management investment company.
The Fund's investment objective is to seek total return. The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager").

      The Fund currently offers Class A shares only. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. As of May 31, 2008, 670,000 shares of Class A were owned by the Manager and its affiliates, which represents 100% of the Fund's total shares outstanding.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S.
securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued.
Securities whose principal exchange is NASDAQ(R) are valued based on the closing price reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked"
prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange.
Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company's net asset value per share. "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

--------------------------------------------------------------------------------
STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities,

                     F17 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of
Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the
Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

      Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
INVESTMENTS IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is
permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer
Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF-BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives)
that may have

                     F18 | OPPENHEIMER ABSOLUTE RETURN FUND

off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of
Assets and Liabilities.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                         NET UNREALIZED
                                                                           APPRECIATION
                                                                       BASED ON COST OF
                                                                         SECURITIES AND
             UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
             NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
             INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
             --------------------------------------------------------------------------

             $ 662,113             $ 77,179             $ 562,718             $ 525,337

1. The Fund had $551,429 post-October foreign currency losses which were deferred.

2. The Fund had $11,289 post-October passive foreign investment company losses which were deferred.

3. During the fiscal year ended May 31, 2008, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended May 31, 2007, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for May 31, 2008. Net assets of the Fund were unaffected by the reclassifications.

                                          INCREASE TO                      REDUCTION TO
                                          ACCUMULATED                   ACCUMULATED NET
             INCREASE TO               NET INVESTMENT                     REALIZED GAIN
             PAID-IN CAPITAL                   INCOME                    ON INVESTMENTS
             --------------------------------------------------------------------------

             $ 15,640                        $ 53,292                          $ 68,932

The tax character of distributions paid during the year ended May 31, 2008 and the period ended May 31, 2007 was as follows:

                     F19 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

                                          YEAR ENDED        PERIOD ENDED
                                        MAY 31, 2008        MAY 31, 2007
             -----------------------------------------------------------

             Distributions paid from:
             Ordinary income               $ 198,273                $ --

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2008 are noted in the following table.
The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

             Federal tax cost of securities         $ 20,403,758
             Federal tax cost of other investments    (6,599,502)
                                                    ------------
             Total federal tax cost                 $ 13,804,256
                                                    ============

             Gross unrealized appreciation          $    918,325
             Gross unrealized depreciation              (392,988)
                                                    ------------
             Net unrealized appreciation            $    525,337
                                                    ============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an

                     F20 | OPPENHEIMER ABSOLUTE RETURN FUND

accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the
Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

              YEAR ENDED MAY 31, 2008  PERIOD ENDED MAY 31, 2007 1,2
                   SHARES      AMOUNT          SHARES         AMOUNT
---------------------------------------------------------------------

CLASS A
Sold                   --        $ --         666,667  $  20,000,000
Redeemed               --          --              --             --
              -------------------------------------------------------
Net increase           --        $ --         666,667  $  20,000,000
              =======================================================

1. For the period from March 5, 2007 (commencement of operations) to May 31,
2007.

2. The Fund sold 3,333 shares of Class A at a value of $100,000 to the Manager upon seeding of the Fund on August 21, 2006.

                     F21 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended May 31,
2008, were as follows:

                                     PURCHASES          SALES
-------------------------------------------------------------

Investment securities             $ 37,659,550   $ 42,225,751
U.S. government and government
agency obligations                          --      1,304,737

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Fund pays the
Manager a management fee based on the daily net assets of the Fund at an annual rate of 1.00%.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the
Manager, acts as the transfer and shareholder servicing agent for the Fund. The
Fund pays OFS a per account fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's
Agreement with the Fund, in accordance with 12b-1 under the Investment Company
Act of 1940, OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the
Fund's principal underwriter in the continuous public offering of the Fund's
Class A shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan ("the
Plan") for Class A shares under Rule 12b-1 of the Investment Company Act of
1940. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the
Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Fund. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in
IMMF. During the year ended May 31, 2008, the Manager waived $4,542 for IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

                     F22 | OPPENHEIMER ABSOLUTE RETURN FUND

      Forward contracts are reported on a schedule following the Statement of
Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and
Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

      Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

      Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

      Futures contracts are reported on a schedule following the Statement of
Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and
Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

                     F23 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the
Statement of Operations.

      Securities designated to cover outstanding call or put options are noted
in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the
Statement of Assets and Liabilities.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Written option activity for the year ended May 31, 2008 was as follows:

                                             CALL OPTIONS                    PUT OPTIONS
                             ----------------------------   ------------------------------
                                 NUMBER OF      AMOUNT OF       NUMBER OF      AMOUNT OF
                                 CONTRACTS       PREMIUMS       CONTRACTS       PREMIUMS
------------------------------------------------------------------------------------------

Options outstanding as of
May 31, 2007                            --   $         --              --   $         --
Options written              1,126,590,000        268,117   1,126,520,000        267,952
Options closed or expired     (567,810,000)      (135,651)   (567,830,000)      (133,804)
Options exercised             (558,780,000)      (132,466)   (558,690,000)      (134,148)
                             -------------------------------------------------------------
Options outstanding as of
May 31, 2008                            --   $         --              --   $         --
                             =============================================================

--------------------------------------------------------------------------------
8. SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

                     F24 | OPPENHEIMER ABSOLUTE RETURN FUND

      Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed
by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of
Operations.

      Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the reference asset. If there is an illiquid market for the agreement, the Fund may be unable to close the contract prior to contract termination.

--------------------------------------------------------------------------------
INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic interest payments on the notional amount of the contract. One cash flow stream will typically be a floating rate payment based upon a specified index while the other is typically a fixed rate.

      Interest rate swap agreements include interest rate risk. There is a risk, based on future movements of interest rates where the payments made by the Fund under a swap agreement will be greater than the payments it received.

--------------------------------------------------------------------------------
TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange a set of future cash flows on the notional amount of the contract. One cash flow is typically based on a reference interest rate or index and the other on the total return of a reference asset such as a security, a basket of securities, or an index. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

--------------------------------------------------------------------------------
9. ILLIQUID SECURITIES

As of May 31, 2008, investments in securities included issues that are illiquid.
Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities.
Securities that are illiquid are marked with an applicable footnote on the
Statement of Investments.

                     F25 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
10. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued
Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE
MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after
November 15, 2007, and interim periods within those fiscal years. As of May 31,
2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

                     F26 | OPPENHEIMER ABSOLUTE RETURN FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND (UNDERLYING FUND)
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER INSTITUTIONAL MONEY MARKET
FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Institutional Money Market Fund, including the statement of investments, as of May 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the period from October 3, 2006
(commencement of operations) to May 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Institutional Money Market Fund as of May 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and the period from October 3, 2006
(commencement of operations) to May 31, 2007, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
KPMG LLP

Denver, Colorado
July 16, 2008

                      41 | OPPENHEIMER ABSOLUTE RETURN FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND (UNDERLYING FUND)
STATEMENT OF INVESTMENTS May 31, 2008
--------------------------------------------------------------------------------

                                                   PRINCIPAL
                                                      AMOUNT             VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--22.6%
--------------------------------------------------------------------------------

DOMESTIC CERTIFICATES OF DEPOSIT--4.6%
Bank of the West,
2.76%, 7/31/08                               $   100,000,000   $   100,001,655
--------------------------------------------------------------------------------
HSBC Bank USA NA:
2.33%, 8/25/08                                    50,000,000        50,000,000
2.66%, 9/5/08                                     50,000,000        50,000,000
2.97%, 6/16/08                                    50,000,000        50,004,332
--------------------------------------------------------------------------------
Wells Fargo Bank NA,
2.25%, 6/5/08                                     50,000,000        50,000,000
                                                               -----------------
                                                                   300,005,987

--------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT--18.0%
Banco Santander,
New York:
2.72%, 9/12/08                                    50,000,000        50,000,000
2.73%, 9/18/08                                    60,000,000        60,035,791
2.80%, 10/7/08                                    50,000,000        50,000,000
2.88%, 9/4/08                                     36,000,000        36,049,550
3.04%, 10/21/08                                   50,000,000        50,000,000
--------------------------------------------------------------------------------
Bank of Scotland plc,
New York:
2.65%, 9/3/08                                     20,000,000        20,000,000
2.94%, 6/16/08                                    50,000,000        50,000,000
3.07%, 6/3/08                                    100,000,000       100,000,000
--------------------------------------------------------------------------------
Barclays Bank plc,
New York:
2.65%, 6/20/08                                   150,000,000       150,000,000
2.70%, 8/27/08                                    50,000,000        50,000,000
2.81%, 7/2/08                                     50,000,000        50,000,000
--------------------------------------------------------------------------------
Fortis Bank SA/NV,
New York:
2.70%, 6/23/08                                   100,000,000       100,000,000
2.75%, 6/30/08                                   100,000,000       100,000,000
2.78%, 7/1/08                                     50,000,000        50,000,000
2.80%, 7/2/08                                     30,000,000        30,000,000
--------------------------------------------------------------------------------
Governor & Co. of
the Bank of Ireland,
Stamford, CT,
2.80%, 7/11/08                                    40,000,000        40,000,221
--------------------------------------------------------------------------------
Rabobank
Nederland NV,
New York,
2.56%, 9/11/08                                    75,000,000        75,000,000
--------------------------------------------------------------------------------
Skandinaviska
Enskilda Banken,
New York,
2.92%, 7/22/08                                    50,000,000        50,000,000
--------------------------------------------------------------------------------
Toronto Dominion
Bank,
New York,
2.72%, 9/5/08                                     50,000,000        50,000,000
                                                               -----------------
                                                                 1,161,085,562

Total Certificates of Deposit
(Cost $ 1,461,091,549)                                           1,461,091,549

--------------------------------------------------------------------------------
DIRECT BANK OBLIGATIONS--25.2%
--------------------------------------------------------------------------------

Anglo Irish Bank
Corp. plc, 2.42%,
6/9/08 1                                          30,315,000        30,298,697
--------------------------------------------------------------------------------
Bank of Scotland plc:
2.65%, 8/5/08                                     30,000,000        29,856,458
2.65%, 8/15/08                                    30,000,000        29,834,375
2.94%, 6/5/08                                     80,000,000        79,973,867
--------------------------------------------------------------------------------
Capital One
Funding Corp.,
Series 1996E,
2.90%, 6/2/08 2                                    7,857,000         7,857,000
--------------------------------------------------------------------------------
Dexia Delaware LLC:
2.62%, 8/7/08                                     50,000,000        49,756,194
2.69%, 6/26/08                                   150,000,000       149,719,792
--------------------------------------------------------------------------------
DnB NOR Bank ASA:
2.74%, 7/9/08                                     50,000,000        49,855,389
2.75%, 7/8/08                                    100,000,000        99,717,361
2.77%, 7/1/08 1                                   50,000,000        49,884,583
2.80%, 11/3/08                                    24,000,000        23,710,667
2.95%, 7/18/08 1                                 100,000,000        99,614,861
--------------------------------------------------------------------------------
Governor & Co.
of the Bank of Ireland:
2.75%, 7/3/08 1                                   23,500,000        23,442,556
2.75%, 7/7/08 1                                   51,600,000        51,458,100
2.76%, 7/8/08 1                                  101,300,000       101,012,646
--------------------------------------------------------------------------------
Intesa Funding LLC:
2.21%, 6/2/08                                     50,000,000        49,996,931
2.40%, 6/20/08                                    27,275,000        27,240,452
--------------------------------------------------------------------------------
Nordea North
America, Inc.,
2.35%, 6/5/08                                     21,150,000        21,144,595

                      25 | OPPENHEIMER ABSOLUTE RETURN FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND (UNDERLYING FUND)
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                   PRINCIPAL
                                                      AMOUNT             VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIRECT BANK OBLIGATIONS Continued
--------------------------------------------------------------------------------

Royal Bank of
Scotland plc,
2.868%, 7/21/08 2,3                          $    49,000,000   $    49,005,219
--------------------------------------------------------------------------------
Santander Central
Hispano Finance
(Delaware), Inc.,
2.32%, 9/17/08                                    75,000,000        74,431,500
--------------------------------------------------------------------------------
Skandinaviska
Enskilda Banken AB,
2.47%, 6/10/08 1                                  50,000,000        49,969,125
--------------------------------------------------------------------------------
Societe Generale
North America, Inc.,
2.60%, 6/6/08                                     22,704,000        22,695,801
--------------------------------------------------------------------------------
Stadshypotek
Delaware, Inc.,
2.60%, 8/12/08 1                                  52,100,000        51,829,080
--------------------------------------------------------------------------------
Suntrust Bank,
Grand Cayman,
1.75%, 6/2/08                                     68,000,000        68,000,000
--------------------------------------------------------------------------------
Svenska
Handelsbanken NY,
2.65%, 7/7/08                                      4,450,000         4,438,208
--------------------------------------------------------------------------------
Swedbank AB,
2.80%, 6/4/08                                     29,500,000        29,493,117
--------------------------------------------------------------------------------
Swedbank
Mortgage AB:
2.65%, 6/17/08                                    72,000,000        71,903,680
3.01%, 6/19/08                                   128,000,000       127,807,360
3.01%, 6/23/08                                    50,000,000        49,908,028
--------------------------------------------------------------------------------
Toronto Dominion
Holdings (USA), Inc.,
2.925%, 6/20/08 1                                 50,000,000        49,922,813
                                                               -----------------

Total Direct Bank Obligations
(Cost $ 1,623,778,455)                                           1,623,778,455

--------------------------------------------------------------------------------
SHORT-TERM NOTES--47.6%
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--23.1%
Barton Capital Corp.,
2.40%, 6/2/08 1                                   50,000,000        49,996,667
--------------------------------------------------------------------------------
FCAR Owner Trust II:
2.50%, 6/2/08                                     70,000,000        69,995,139
2.89%, 6/18/08                                   100,000,000        99,863,528
--------------------------------------------------------------------------------
Gemini Securitization Corp.:
2.65%, 6/17/08 1                                  50,000,000        49,941,111
2.85%, 7/1/08 1                                  100,000,000        99,762,500
2.95%, 7/28/08 1                                  50,000,000        49,766,458
--------------------------------------------------------------------------------
Gotham Funding
Corp., 2.47%,
6/23/08 1                                         50,000,000        49,912,917
--------------------------------------------------------------------------------
Legacy Capital LLC:
2.90%, 8/15/08                                    75,000,000        74,546,875
2.95%, 7/7/08                                     50,000,000        49,852,500
3%, 7/23/08                                       20,000,000        19,913,333
3%, 7/24/08                                       50,000,000        49,779,167
3%, 7/25/08                                       50,000,000        49,775,000
3.30%, 6/4/08                                     17,000,000        16,995,325
3.325%, 6/12/08                                   50,000,000        49,949,201
--------------------------------------------------------------------------------
Lexington Parker
Capital Co. LLC:
3.20%, 7/24/08 1                                  32,600,000        32,446,418
3.325%, 6/5/08 1                                  50,000,000        49,981,528
3.325%, 6/6/08 1                                  90,000,000        89,958,438
3.35%, 6/13/08 1                                 100,000,000        99,888,667
3.35%, 6/20/08 1                                  50,000,000        49,911,597
--------------------------------------------------------------------------------
New Center Asset Trust:
2.47%, 6/2/08                                     32,616,000        32,613,762
3.25%, 6/20/08                                    75,000,000        74,871,354
--------------------------------------------------------------------------------
Perry Global
Funding LLC,
Series A, 2.85%,
6/2/08 1                                         194,106,000       194,089,285
--------------------------------------------------------------------------------
Victory Receivables Corp.:
2.75%, 6/19/08 1                                  50,000,000        49,931,250
2.80%, 6/23/08 1                                  40,000,000        39,931,556
                                                               -----------------
                                                                 1,493,673,576

--------------------------------------------------------------------------------
CAPITAL MARKETS--5.1%
Citigroup Funding, Inc.:
2.685%, 8/13/08 2                                100,000,000       100,000,000
2.98%, 7/22/08                                    30,000,000        29,873,350
3%, 7/18/08                                      100,000,000        99,608,333
3.02%, 7/21/08                                   100,000,000        99,580,556
                                                               -----------------
                                                                   329,062,239

                      26 | OPPENHEIMER ABSOLUTE RETURN FUND

                                                   PRINCIPAL
                                                      AMOUNT             VALUE
--------------------------------------------------------------------------------

COMMERCIAL FINANCE--0.3%
Madison Hotel
Investors I LLC,
Series 2005A, 2.53%,
6/2/08 2                                     $    20,300,000   $    20,300,000
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.3%
Foxworth-Galbraith
Lumber Co., 2.90%,
6/2/08 2                                          17,920,000        17,920,000
--------------------------------------------------------------------------------
CONSUMER FINANCE--0.5%
American Express
Credit Corp., 2.80%,
6/5/08                                            30,000,000        29,990,667
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.3%
Massachusetts
Development
Finance Agency
Solid Waste Disposal
Revenue Bonds,
Newark Group
Project, Series 2001,
2.45%, 6/1/08 2                                   16,370,000        16,370,000
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.8%
General Electric
Capital Services,
3.20%, 7/21/08                                    50,000,000        49,777,778
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.2%
Mississippi Business
Finance Corp.
Revenue Bonds,
Signal International
LLC Project,
6/2/08 2                                          12,800,000        12,800,000
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.7%
Bronson Lifestyle
Improvement &
Research Center Co.,
Series A, 2.78%,
6/2/08 2                                          16,425,000        16,425,000
--------------------------------------------------------------------------------
OK University
Hospitals Trust
Revenue Bonds,
Series B, 2.45%,
6/1/08 2                                           3,000,000         3,000,000
--------------------------------------------------------------------------------
Premier Senior
Living LLC,
Series 2007 A-H,
2.42%, 6/2/08 2                                   23,250,000        23,250,000
                                                               -----------------
                                                                    42,675,000

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.1%
BRCH Corp., Series
1999, 2.45%, 6/2/08 2                              8,000,000         8,000,000
--------------------------------------------------------------------------------
INSURANCE--3.1%
ING America
Insurance Holdings, Inc.:
2.55%, 6/19/08                                    25,000,000        24,968,750
2.75%, 6/23/08                                    50,000,000        49,920,556
--------------------------------------------------------------------------------
Jackson National Life
Global Funding,
Series 2008-1,
3.016%, 2/10/09 2,3                               50,000,000        50,000,000
--------------------------------------------------------------------------------
Security Life of
Denver, 2.898%,
6/6/08 4                                          73,000,000        73,000,000
                                                               -----------------
                                                                   197,889,306

--------------------------------------------------------------------------------
LEASING & FACTORING--2.7%
American Honda
Finance Corp.:
2.784%, 8/6/08 2,3                               100,000,000       100,000,000
2.796%, 7/11/08 2,3                               10,000,000        10,001,142
2.98%, 5/5/09 2,3                                 50,000,000        50,000,000
--------------------------------------------------------------------------------
MRN Ltd.
Partnership, MRN
Ltd. Partnership
Project, Series 2001,
2.81%, 6/2/08 2                                    9,200,000         9,200,000
--------------------------------------------------------------------------------
South Elgin Leasing,
Inc., 2.90%, 6/2/08 2                              7,090,000         7,090,000
                                                               -----------------
                                                                   176,291,142

--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.1%
Bloomingdale Life
Time Fitness LLC,
Series 2000, 2.90%,
6/2/08 2                                           7,350,000         7,350,000

                      27 | OPPENHEIMER ABSOLUTE RETURN FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND (UNDERLYING FUND)
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                   PRINCIPAL
                                                      AMOUNT             VALUE
--------------------------------------------------------------------------------

METALS & MINING--0.1%
Warren Cnty., KY
Industrial Building
Revenue Bonds,
Series B2, 2.45%,
6/1/08 2                                     $     7,300,000   $     7,300,000
--------------------------------------------------------------------------------
MUNICIPAL--2.4%
Denver City & Cnty.,
CO School District,
Series 2008A, 2.58%,
6/15/08 2                                         35,000,000        35,000,000
--------------------------------------------------------------------------------
Gwinnett
Instructional SC LLC,
Gwinnett County
Public School
Project, Series 2005,
2.48%, 6/5/08 2                                   20,000,000        20,000,000
--------------------------------------------------------------------------------
Las Vegas, NV
Economic
Development
Revenue Bonds,
Keep Memory Alive
Project, Series 2007B,
2.411%, 6/2/08 2                                   4,400,000         4,400,000
--------------------------------------------------------------------------------
Liberty Cnty., GA
Industrial Improvement
Revenue Bonds,
Hugo Boss USA, Inc.
Project, Series 2002,
2.52%, 6/2/08 2                                    3,900,000         3,900,000
--------------------------------------------------------------------------------
Madison, WI
Community
Development
Authority, Overture
Development Corp.,
Series 2001, 2.90%,
6/2/08 2                                          59,000,000        59,000,000
--------------------------------------------------------------------------------
Pinnacle Ridge Apts.
Ltd. Partnership,
Series 2006, 2.48%,
6/5/08 2                                          15,725,000        15,725,000
--------------------------------------------------------------------------------
Private Colleges &
Universities
Authority Revenue
Bonds, Mercer
University Project,
Series 2006B, 2.46%,
6/2/08 2                                           7,760,000         7,760,000
--------------------------------------------------------------------------------
Richmond, VA
Redevelopment &
Housing Authority
Revenue Refunding
Bonds, Old
Manchester Project,
Series B, 2.79%,
6/1/08 2                                           1,810,000         1,810,000
--------------------------------------------------------------------------------
Roanoke, NC Music
& Entertainment
District Special
Revenue Bonds,
Series 2007, 2.45%,
6/2/08 2                                          10,000,000        10,000,000
                                                               -----------------
                                                                   157,595,000

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--3.7%
Reckitt Benckiser
Treasury Services plc:
2.75%, 8/6/08 1                                   50,000,000        49,747,917
3%, 7/21/08 1                                     90,000,000        89,625,000
3%, 7/23/08 1                                    100,000,000        99,566,667
                                                               -----------------
                                                                   238,939,584

--------------------------------------------------------------------------------
SPECIAL PURPOSE FINANCIAL--4.1%
LINKS Finance LLC:
2.656%, 8/15/08 2,4                               50,000,000        49,996,959
2.764%, 8/6/08 2,4                                50,000,000        49,998,219
--------------------------------------------------------------------------------
Parkland (USA) LLC,
2.689%, 7/16/08 2,4                               50,000,000        49,999,397
--------------------------------------------------------------------------------
Ticonderoga Funding LLC:
2.37%, 6/18/08                                    43,000,000        42,951,876
2.50%, 6/2/08                                     71,658,000        71,653,019
                                                               -----------------
                                                                   264,599,470
                                                               -----------------

Total Short-Term Notes
(Cost $3,070,533,762)                                            3,070,533,762

                      28 | OPPENHEIMER ABSOLUTE RETURN FUND

                                  SHARES              VALUE
-------------------------------------------------------------

-------------------------------------------------------------
INVESTMENT COMPANY--4.7%
-------------------------------------------------------------

Dreyfus Institutional
Preferred Money
Market Fund
(Cost $ 300,725,089)         300,725,089   $    300,725,089

-------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $ 6,456,128,855)             100.1%     6,456,128,855
-------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                     (0.1)        (4,755,634)
                             --------------------------------
NET ASSETS                         100.0%  $  6,451,373,221
                             ================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

SHORT-TERM NOTES AND DIRECT BANK OBLIGATIONS ARE GENERALLY TRADED ON A DISCOUNT
BASIS; THE INTEREST RATE SHOWN IS THE DISCOUNT RATE RECEIVED BY THE FUND AT THE
TIME OF PURCHASE. OTHER SECURITIES NORMALLY BEAR INTEREST AT THE RATES SHOWN.

1. Security issued in an exempt transaction without registration under the
Securities Act of 1933. Such securities amount to $1,651,890,437, or 25.61% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

2. Represents the current interest rate for a variable or increasing rate security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $259,006,361 or 4.01% of the Fund's net assets as of May 31, 2008.

4. Illiquid security. The aggregate value of illiquid securities as of May 31,
2008 was $222,994,575, which represents 3.46% of the Fund's net assets. See Note
4 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      29 | OPPENHEIMER ABSOLUTE RETURN FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND (UNDERLYING FUND)
STATEMENT OF ASSETS AND LIABILITIES May 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------

Investments, at value (cost $6,456,128,855) --
see accompanying statement of investments                   $    6,456,128,855
--------------------------------------------------------------------------------
Cash                                                                   797,008
--------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                              10,420,095
Shares of beneficial interest sold                                      18,666
Due from Manager                                                         1,855
Other                                                                   63,771
                                                            --------------------
Total assets                                                     6,467,430,250

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------

Payables and other liabilities:
Dividends                                                           15,528,848
Trustees' compensation                                                 311,888
Transfer and shareholder servicing agent fees                           21,809
Shareholder communications                                              11,341
Distribution and service plan fees                                         211
Other                                                                  182,932
                                                            --------------------
Total liabilities                                                   16,057,029

--------------------------------------------------------------------------------
NET ASSETS                                                  $    6,451,373,221
                                                            ====================

--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------

Par value of shares of beneficial interest                  $        6,451,235
--------------------------------------------------------------------------------
Additional paid-in capital                                       6,444,783,773
--------------------------------------------------------------------------------
Accumulated net investment loss                                        (20,169)
--------------------------------------------------------------------------------
Accumulated net realized gain on investments                           158,382
                                                            --------------------
NET ASSETS                                                  $    6,451,373,221
                                                            ====================

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Class E Shares:
Net asset value and redemption price per share (based
on net assets of $5,697,092,312 and 5,696,961,438
shares of beneficial interest outstanding)                  $             1.00
--------------------------------------------------------------------------------
Class L Shares:
Net asset value and redemption price per share (based
on net assets of $753,342,431 and 753,334,657 shares
of beneficial interest outstanding)                         $             1.00
--------------------------------------------------------------------------------
Class P Shares:
Net asset value and redemption price per share (based
on net assets of $938,478 and 938,913 shares of
beneficial interest)                                        $             1.00
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      30 | OPPENHEIMER ABSOLUTE RETURN FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND (UNDERLYING FUND)
STATEMENT OF OPERATIONS For the Year Ended May 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------

Interest                                                     $     268,079,116
--------------------------------------------------------------------------------
Dividends                                                            4,450,685
                                                             -------------------
Total investment income                                            272,529,801

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------

Management fees                                                      5,908,340
--------------------------------------------------------------------------------
Distribution and service plan fees--Class P                                211
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class E                                                                 10,000
Class L                                                                 10,000
Class P                                                                 10,000
--------------------------------------------------------------------------------
Shareholder communications:
Class E                                                                  8,163
Class L                                                                  4,650
Class P                                                                    284
--------------------------------------------------------------------------------
Trustees' compensation                                                 205,920
--------------------------------------------------------------------------------
Custodian fees and expenses                                             36,003
--------------------------------------------------------------------------------
Other                                                                  302,360
                                                             -------------------
Total expenses                                                       6,495,931
Less waivers and reimbursements of expenses                            (10,046)
                                                             -------------------
Net expenses                                                         6,485,885

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                              266,043,916

--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS                                       244,737

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $     266,288,653
                                                             ===================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      31 | OPPENHEIMER ABSOLUTE RETURN FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND (UNDERLYING FUND)
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED MAY 31,                                    2008              2007 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------

Net investment income                      $   266,043,916    $   125,717,759
--------------------------------------------------------------------------------
Net realized gain (loss)                           244,737             (6,875)
                                           -------------------------------------
Net increase in net assets
resulting from operations                      266,288,653        125,710,884

--------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS
TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dividends from net investment income:
Class E                                       (248,672,603)      (125,721,867)
Class L                                        (17,445,181)            (1,625)
Class P                                            (20,034)               (14)
                                           -------------------------------------
                                              (266,137,818)      (125,723,506)

--------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------

Net increase in net assets resulting from
beneficial interest transactions:
Class E                                      1,733,750,762      3,963,110,676
Class L                                        752,833,041            500,616
Class P                                            928,913             10,000
                                           -------------------------------------
                                             2,487,512,716      3,963,621,292

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------

Total increase                               2,487,663,551      3,963,608,670
--------------------------------------------------------------------------------
Beginning of period                          3,963,709,670            101,000 2
                                           -------------------------------------

End of period (including accumulated
net investment loss of $20,169 and
$5,747, respectively)                      $ 6,451,373,221    $ 3,963,709,670
                                           =====================================

1. For the period from October 3, 2006 (commencement of operations) to May 31,
2007.

2. Reflects the value of the Manager's initial seed money investment on
August 2, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       32 | OPPENHEIMER ABSOLUTE RETURN FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND (UNDERLYING FUND)
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS E YEAR ENDED MAY 31,                              2008            2007 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------

Net asset value, beginning of period            $       1.00      $      1.00
--------------------------------------------------------------------------------
Income from investment operations--net
investment income and net realized gain 2                .05              .03
--------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.05)            (.03)
--------------------------------------------------------------------------------

Net asset value, end of period                  $       1.00      $      1.00
                                                ================================

--------------------------------------------------------------------------------
TOTAL RETURN 3                                          4.69%            3.52%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

Net assets, end of period (in thousands)       $   5,697,092      $ 3,963,198
--------------------------------------------------------------------------------
Average net assets (in thousands)              $   5,462,546      $ 3,623,302
--------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                   4.55%            5.25%
Total expenses                                          0.11%            0.11%

1. For the period from October 3, 2006 (commencement of operations) to May 31,
2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      33 | OPPENHEIMER ABSOLUTE RETURN FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND (UNDERLYING FUND)
FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS L YEAR ENDED MAY 31,                                 2008         2007 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------

Net asset value, beginning of period               $       1.00    $     1.00
--------------------------------------------------------------------------------
Income from investment operations--net
investment income and net realized gain 2                   .05           .04
--------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.05)         (.04)
--------------------------------------------------------------------------------

Net asset value, end of period                     $       1.00    $     1.00
                                                   =============================

--------------------------------------------------------------------------------
TOTAL RETURN 3                                             4.69%         3.61%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

Net assets, end of period (in thousands)           $    753,342    $      502
--------------------------------------------------------------------------------
Average net assets (in thousands)                  $    443,323    $       68
--------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                      3.93%         3.62%
Total expenses                                             0.12%         0.08%

1. For the period from October 3, 2006 (commencement of operations) to May 31,
2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      34 | OPPENHEIMER ABSOLUTE RETURN FUND

CLASS P YEAR ENDED MAY 31,                                 2008          2007 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------

Net asset value, beginning of period                  $    1.00   $     1.00
--------------------------------------------------------------------------------
Income from investment operations --
net investment income and net realized gain 2               .05           -- 3
--------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.05)          -- 3
--------------------------------------------------------------------------------

Net asset value, end of period                        $    1.00   $     1.00
                                                      ==========================

--------------------------------------------------------------------------------
TOTAL RETURN 4                                             4.68%        0.15%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

Net assets, end of period (in thousands)              $     939   $       10
--------------------------------------------------------------------------------
Average net assets (in thousands)                     $     517   $       10
--------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income                                      3.78%        4.79%
Total expenses                                             2.14%        0.10%

Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                         0.20%        0.10%

1. For the period from May 21, 2007 (inception of offering) to May 31, 2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      35 | OPPENHEIMER ABSOLUTE RETURN FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND (UNDERLYING FUND)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Institutional Money Market Fund (the "Fund") is registered under the
Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income and stability of principal. The Fund's investment adviser is OppenheimerFunds, Inc. (the
"Manager").

      The Fund offers Class E, Class L and Class P shares. All classes of shares are sold at net asset value per share without any initial sales charge. Class E shares are only offered to other Oppenheimer Funds, the Manager and their affiliates. Class L shares are offered directly to institutional investors.
Class P shares may only be sold through an investment professional. Brokers or other investment professionals that offer Class P shares may impose charges on those accounts. As of May 31, 2008, the Manager owned approximately 54% of the
Fund's Class P shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund's Board of Trustees.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders.
Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

                       36 | OPPENHEIMER ABSOLUTE RETURN FUND

              UNDISTRIBUTED            UNDISTRIBUTED            ACCUMULATED
              NET INVESTMENT               LONG-TERM                   LOSS
              INCOME                           GAINS       CARRYFORWARD 1,2
              -------------------------------------------------------------

              $ 430,297                         $ --                   $ --

1. During the fiscal year ended May 31, 2008, the Fund did not utilize any capital loss carryforwards.

2. During the fiscal year ended May 31, 2007, the Fund did not utilize any capital loss carryforwards.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for May 31, 2008. Net assets of the Fund were unaffected by the reclassifications.

                                            REDUCTION TO
              REDUCTION TO               ACCUMULATED NET
              ACCUMULATED NET           REALIZED GAIN ON
              INVESTMENT LOSS                INVESTMENTS

              ------------------------------------------
              $ 79,480                          $ 79,480

The tax character of distributions paid during the year ended May 31, 2008 and for the period ended May 31, 2007 was as follows:

                                              YEAR ENDED         PERIOD ENDED
                                            MAY 31, 2008         MAY 31, 2007
              ---------------------------------------------------------------

              Distributions paid from:
              Ordinary income              $ 266,137,818       $  125,723,506

------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan (the
"Plan") for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006
(the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended May 31, 2008, the Fund's projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

              Projected Benefit Obligations Increased     $  101,451
              Payments Made to Retired Trustees               30,645
              Accumulated Liability as of May 31, 2008       241,405

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the
Fund or in other Oppenheimer funds selected by the

                  37 | OPPENHEIMER ABSOLUTE RETURN FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND (UNDERLYING FUND)
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Trustee. The Fund purchases shares of the funds selected for deferral by the
Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and
Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the
Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                     38 | OPPENHEIMER ABSOLUTE RETURN FUND

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                           YEAR ENDED MAY 31, 2008         PERIOD ENDED MAY 31, 2007 1,2
                                        SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------

CLASS E
Sold                            52,370,394,439   $  52,370,394,439    29,429,248,572   $  29,429,248,572
Dividends and/or
distributions reinvested            27,054,601          27,054,601         8,258,245           8,258,245
Redeemed                       (50,663,698,278)    (50,663,698,278)  (25,474,396,141)    (25,474,396,141)
                               ---------------------------------------------------------------------------
Net increase                     1,733,750,762   $   1,733,750,762     3,963,110,676   $   3,963,110,676
                               ===========================================================================

----------------------------------------------------------------------------------------------------------
CLASS L
Sold                             7,423,498,426   $   7,423,498,426           499,000   $         499,000
Dividends and/or
distributions reinvested            15,204,958          15,204,958             1,616               1,616
Redeemed                        (6,685,870,343)     (6,685,870,343)               --                  --
                               ---------------------------------------------------------------------------
Net increase                       752,833,041   $     752,833,041           500,616   $         500,616
                               ===========================================================================

----------------------------------------------------------------------------------------------------------
CLASS P
Sold                                 1,635,907   $       1,635,907            10,000   $          10,000
Dividends and/or
distributions reinvested                17,517              17,517                --                  --
Redeemed                              (724,511)           (724,511)               --                  --
                               ---------------------------------------------------------------------------
Net increase                           928,913   $         928,913            10,000   $          10,000
                               ===========================================================================

1. For the period from October 3, 2006 (commencement of operations) to May 31,
2007 for Class E shares and Class L shares and for the period from May 21, 2007
(inception of offering) to May 31, 2007 for Class P shares.

2. The Fund sold 100,000 Class E shares at a value of $100,000 and 1,000 Class L shares at a value of $1,000 to the Manager upon seeding of the Fund on August 2,
2006.

--------------------------------------------------------------------------------
3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Fund pays the
Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.10%.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the
Manager, acts as the transfer and shareholder servicing agent for the Fund. The
Fund pays OFS an annual fee of $10,000 for each class of shares.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the "Distributor")
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS P SHARES. The Fund has adopted a Service Plan (the
"Plan") for Class P shares under Rule 12b-1 of the Investment Company Act of
1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class P shares.
Reimbursement is made periodically at an

                      39 | OPPENHEIMER ABSOLUTE RETURN FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND (UNDERLYING FUND)
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

annual rate of up to 0.25% of the average annual net assets of Class P shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class
P shares. Any unreimbursed expenses the Distributor incurs with respect to Class
P shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended, OFS waived $8,191 for Class P. This undertaking may be amended or withdrawn at any time.

      Effective October 9, 2007, the Distributor has voluntarily undertaken to waive the fees payable under the Service Plan for Class P shares so that those fees are 0.05% of the average net assets for Class P shares of the Fund. That undertaking may be amended or withdrawn at any time.

      The Manager has agreed to waive its management fees and/or reimburse expenses such that "Expenses after waivers, payments and/or reimbursements and reduction to custodian expenses" will not exceed 0.15% for Class E and Class L shares and 0.20% for Class P shares. During the year ended May 31, 2008, the
Manager waived $1,855 for Class P. These undertakings are voluntary and may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
4. ILLIQUID SECURITIES

As of May 31, 2008, investments in securities included issues that are illiquid.
Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities.
Securities that are illiquid are marked with an applicable footnote on the
Statement of Investments.

--------------------------------------------------------------------------------
5. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued
Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE
MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after
November 15, 2007, and interim periods within those fiscal years. As of May 31,
2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

                      40 | OPPENHEIMER ABSOLUTE RETURN FUND

                            Appendix A

                        RATINGS DEFINITIONS

     Below are summaries of the rating definitions used by the
     nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

     Moody's Investors Service, Inc. ("Moody's")

     LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER
     RATINGS

     Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa"
     securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

     A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations.
     Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured.
     Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

     Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
     Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a #
     symbol.

     PRIME RATING SYSTEM (SHORT-TERM RATINGS - TAXABLE DEBT) These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

     Prime-1: Issuer has a superior ability for repayment of
     senior short-term debt obligations.

     Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime: Issuer does not fall within any Prime rating
     category.

     Standard & Poor's Ratings Services ("Standard &
     Poor's"), a division of The McGraw-Hill Companies, Inc.

     LONG-TERM ISSUE CREDIT RATINGS
     Issue credit ratings are based in varying degrees, on
     the following considerations:
     o        Likelihood of payment-capacity and willingness
              of the obligor to meet its financial commitment
              on an obligation in accordance with the terms
              of the obligation;
     o        Nature of and provisions of the obligation; and
     o        Protection afforded by, and relative position

              of, the obligation in the event of bankruptcy,
              reorganization, or other arrangement under the
              laws of bankruptcy and other laws affecting
              creditors' rights.

          The issue ratings definitions are expressed in terms of default risk.
     As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     AAA: An obligation rated "AAA" have the highest rating
     assigned by Standard & Poor's. The obligor's capacity to
     meet its financial commitment on the obligation is
     extremely strong.

     AA: An obligation rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated "A" are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated "BBB" exhibit adequate protection parameters.
     However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC, and C

     An obligation rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated "BB" are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated "B" are more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated "CCC" are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated "CC" are currently highly
     vulnerable to nonpayment.

     C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D: An obligation rated "D" are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
     rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     The ratings from "AA" to "CCC" may be modified by the
     addition of a plus (+) or minus (-) sign to show
     relative standing within the major rating categories.

     c: The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

     p: The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     Continuance of the ratings is contingent upon Standard &
     Poor's receipt of an executed copy of the escrow
     agreement or closing documentation confirming
     investments and cash flows.

     r: The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and
     interest-only and principal-only mortgage securities. The absence of an 'r'
     symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R. Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards

     Under present commercial bank regulations issued by the Comptroller of the
     Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

     SHORT-TERM ISSUE CREDIT RATINGS Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the
     U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

     A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
     Poor's believes that such payments will be made during such grace period.
     The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     NOTES:

     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: o Amortization schedule-the larger the final maturity relative to other maturities, the more
              likely it will
              be treated as a note; and
     o        Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3: Speculative capacity to pay principal and interest.

     Fitch, Inc.
     International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency"
     ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

     INTERNATIONAL LONG-TERM CREDIT RATINGS
     The following ratings scale applies to foreign currency
     and local currency ratings.

     Investment Grade:

     AAA: Highest Credit Quality. "AAA" ratings denote the
     lowest expectation of credit risk. They are assigned
     only in the case of exceptionally strong capacity for
     timely payment of financial commitments. This capacity
     is highly unlikely to be adversely affected by
     foreseeable events.

     AA: Very High Credit Quality. "AA" ratings denote a very
     low expectation of credit risk. They indicate a very
     strong capacity for timely payment of financial
     commitments. This capacity is not significantly
     vulnerable to foreseeable events.

     A: High Credit Quality. "A" ratings denote a low
     expectation of credit risk. The capacity for timely
     payment of financial commitments is considered strong.
     This capacity may, nevertheless, be more vulnerable to
     changes in circumstances or in economic conditions than
     is the case for higher ratings.

     BBB: Good Credit Quality. "BBB" ratings indicate that
     there is currently a low expectation of credit risk. The
     capacity for timely payment of financial commitments is
     considered adequate, but adverse changes in
     circumstances and in economic conditions are more likely
     to impair this capacity. This is the lowest
     investment-grade category.

     Speculative Grade:

     BB: Speculative. "BB" ratings indicate that there is a
     possibility of credit risk developing, particularly as
     the result of adverse economic change over time.
     However, business or financial alternatives may be
     available to allow financial commitments to be met.
     Securities rated in this category are not investment
     grade.

     B: Highly Speculative. "B" ratings indicate that
     significant credit risk is present, but a limited margin
     of safety remains. Financial commitments are currently
     being met. However, capacity for continued payment is
     contingent upon a sustained, favorable business and
     economic environment.

     CCC, CC C: High Default Risk.  Default is a real
     possibility. Capacity for meeting financial commitments
     is solely reliant upon sustained, favorable business or
     economic developments. A "CC" rating indicates that
     default of some kind appears probable. "C" ratings
     signal imminent default.

     DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of
     50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD"
     are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

     INTERNATIONAL SHORT-TERM CREDIT RATINGS The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

     F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

     F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

     B: Speculative. Minimal capacity for timely payment of
     financial commitments, plus vulnerability to near-term
     adverse changes in financial and economic conditions.

     C: High default risk. Default is a real possibility.
     Capacity for meeting financial commitments is solely
     reliant upon a sustained, favorable business and
     economic environment.

     D: Default. Denotes actual or imminent payment default.

                            Appendix B

      OppenheimerFunds Special Sales Charge Arrangements and
                              Waivers

     In certain cases, the initial sales charge that applies to purchases of
     Class A shares(2) of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.(3) That is because of the economies of sales efforts realized by
     OppenheimerFunds Distributor, Inc., (referred to in this document as the
     "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

     For the purposes of some of the waivers described below and in the
     Prospectus and Statement of Additional Information of the applicable
     Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

                   1) plans created or qualified under Sections 401(a) or 401(k)
                   of the Internal Revenue Code,
                   2) non-qualified deferred compensation plans,
                   3) employee benefit plans(4) 4) Group Retirement Plans(5) 5)
                   403(b)(7) custodial plan accounts 6) Individual Retirement
                   Accounts

                       ("IRAs"), including traditional IRAs,
                       Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE
                       plans

     The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
     Distributor or the transfer agent (referred to in this document as the
     "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

     Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

     I.   Applicability of Class A Contingent Deferred
          Sales Charges in Certain Cases
     ---------------------------------------------------------

     Purchases of Class A Shares of Oppenheimer Funds That
     Are Not Subject to Initial Sales Charge but May Be
     Subject to the Class A Contingent Deferred Sales Charge
     (unless a waiver applies).

              There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of shares of Oppenheimer
     Rochester National Municipals and Rochester Fund Municipals purchased prior to October 22, 2007) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred
     Sales Charge."(6) This waiver provision applies to:

     |_|           Purchases of Class A shares aggregating $1 million or more.
     |_|           Purchases of Class A shares, prior to March 1,
                   2007, by a Retirement Plan that was
                   permitted to purchase such shares at net
                   asset value but subject to a contingent
                   deferred sales charge prior to March 1,
                   2001. That included plans (other than IRA
                   or 403(b)(7) Custodial Plans) that: 1)
                   bought shares costing $500,000 or more, 2)
                   had at the time of purchase 100 or more
                   eligible employees or total plan assets of
                   $500,000 or more, or 3) certified to the
                   Distributor that it projects to have
                   annual plan purchases of $200,000 or more.
     |_|      Purchases by an OppenheimerFunds-sponsored
                   Rollover IRA, if the purchases are made:
                   1)  through a broker, dealer, bank or
                       registered investment adviser that has
                       made special arrangements with the
                       Distributor for those purchases, or
                   2)  by a direct rollover of a distribution from a qualified
                       Retirement Plan if the administrator of that Plan has
                       made special arrangements with the Distributor for those
                       purchases.
     |_|      Purchases of Class A shares by Retirement Plans
                   that have any of the following
                   record-keeping arrangements:
                   1)  The record keeping is performed by

                       Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill
                       Lynch") on a daily valuation basis for the Retirement
                       Plan. On the date the plan sponsor signs the
                       record-keeping service agreement with Merrill Lynch, the
                       Plan must have $3 million or more of its assets invested
                       in (a) mutual funds, other than those advised or managed
                       by Merrill Lynch Investment Management, L.P. ("MLIM"),
                       that are made available under a Service Agreement between
                       Merrill Lynch and the mutual fund's principal underwriter
                       or distributor, and (b) funds advised or managed by MLIM
                       (the funds described in (a) and (b) are referred to as
                       "Applicable Investments").

                   2)  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose
                       services are provided under a contract or arrangement
                       between the Retirement Plan and Merrill Lynch. On the
                       date the plan sponsor signs the record keeping service
                       agreement with Merrill Lynch, the Plan must have $5
                       million or more of its assets (excluding assets invested
                       in money market funds) invested in Applicable
                       Investments.
                   3)  The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date
                       the plan sponsor signs that agreement, the Plan has 500
                       or more eligible employees (as determined by the Merrill
                       Lynch plan conversion manager).

     II.  Waivers of Class A Sales Charges of Oppenheimer Funds
     ---------------------------------------------------------

     A.       Waivers of Initial and Contingent Deferred
     Sales Charges for Certain Purchasers.

     Class A shares purchased by the following investors are not subject to any
     Class A sales charges (and no concessions are paid by the Distributor on such purchases):
     |_|      The Manager or its affiliates.
     |_|      Present or former officers, directors, trustees

                   and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans
                   established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren,
                   grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by
                   virtue of a remarriage (step-children, step-parents, etc.)
                   are included.

     |_|           Registered management investment companies, or separate
                   accounts of insurance companies having an agreement with the
                   Manager or the Distributor for that purpose.
     |_|           Dealers or brokers that have a sales agreement with the
                   Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.

     |_|      Employees and registered representatives (and
                   their spouses) of dealers or brokers
                   described above or financial institutions
                   that have entered into sales arrangements
                   with such dealers or brokers (and which
                   are identified as such to the Distributor)
                   or with the Distributor. The purchaser
                   must certify to the Distributor at the
                   time of purchase that the purchase is for
                   the purchaser's own account (or for the
                   benefit of such employee's spouse or minor
                   children).
     |_|      Dealers, brokers, banks or registered
                   investment advisers that have entered into
                   an agreement with the Distributor
                   providing specifically for the use of
                   shares of the Fund in particular
                   investment products made available to
                   their clients. Those clients may be
                   charged a transaction fee by their dealer,
                   broker, bank or advisor for the purchase
                   or sale of Fund shares.
     |_|           Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their
                   services and buy shares for their own accounts or the
                   accounts of their clients.
              "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other
                   financial intermediary that has made special arrangements
                   with the Distributor for those purchases.
     |_|      Clients of investment advisers or financial
                   planners (that have entered into an
                   agreement for this purpose with the
                   Distributor) who buy shares for their own
                   accounts may also purchase shares without
                   sales charge but only if their accounts
                   are linked to a master account of their
                   investment adviser or financial planner on
                   the books and records of the broker, agent
                   or financial intermediary with which the
                   Distributor has made such special
                   arrangements. Each of these investors may
                   be charged a fee by the broker, agent or
                   financial intermediary for purchasing
                   shares.

     |_|           Directors, trustees, officers or full-time employees of OpCap
                   Advisors or its affiliates, their relatives or any trust,
                   pension, profit sharing or other benefit plan which
                   beneficially owns shares for those persons.
     |_|           Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
     |_|           A unit investment trust that has entered into an appropriate agreement with the Distributor.
     |_|           Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
     |_|           Retirement Plans and deferred compensation
                   plans and trusts used to fund those plans
                   (including, for example, plans qualified
                   or created under sections 401(a), 401(k),
                   403(b) or 457 of the Internal Revenue
                   Code), in each case if those purchases are
                   made through a broker, agent or other
                   financial intermediary that has made
                   special arrangements with the Distributor
                   for those purchases.
     |_|           A TRAC-2000 401(k) plan (sponsored by the former Quest for
                   Value Advisors) whose Class B or Class C shares of a Former
                   Quest for Value Fund were exchanged for Class A shares of
                   that Fund due to the termination of the Class B and Class C
                   TRAC-2000 program on November 24, 1995.
     |_|      A qualified Retirement Plan that had agreed
                   with the former Quest for Value Advisors
                   to purchase shares of any of the Former
                   Quest for Value Funds at net asset value,
                   with such shares to be held through
                   DCXchange, a sub-transfer agency mutual
                   fund clearinghouse, if that arrangement
                   was consummated and share purchases
                   commenced by December 31, 1996.
     |_|      Effective March 1, 2007, purchases of Class A
                   shares by a Retirement Plan that was
                   permitted to purchase such shares at net
                   asset value but subject to a contingent
                   deferred sales charge prior to March 1,
                   2001. That included plans (other than IRA
                   or 403(b)(7) Custodial Plans) that: 1)
                   bought shares costing $500,000 or more, 2)
                   had at the time of purchase 100 or more
                   eligible employees or total plan assets of
                   $500,000 or more, or 3) certified to the
                   Distributor that it projects to have
                   annual plan purchases of $200,000 or more.
     |_|           Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from
                   Retirement Plans.

     |_|           Purchases of Class A shares by former shareholders of Atlas
                   Strategic Income Fund in any Oppenheimer fund into which
                   shareholders of Oppenheimer Strategic Income Fund may
                   exchange.
     |_|           Purchases prior to June 15, 2008 by former shareholders of
                   Oppenheimer Tremont Market Neutral Fund, LLC or Oppenheimer
                   Tremont Opportunity Fund, LLC, directly from the proceeds
                   from mandatory redemptions.

     B.       Waivers of the Class A Initial and Contingent
     Deferred Sales Charges in Certain Transactions.

     1.   Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the
          Distributor on such purchases):
     |_|           Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
     |_|           Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment
                   arrangements have been made with the Distributor.
     |_|           Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks,
                   broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
     |_|           Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
     |_| Shares purchased in amounts of less than $5.

     2.   Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first
          6 months of plan establishment):
     |_|           Retirement Plans that have $5 million or more in plan assets.
     |_|           Retirement Plans with a single plan sponsor that have $5
                   million or more in aggregate assets invested in Oppenheimer funds.

     C.       Waivers of the Class A Contingent Deferred
     Sales Charge for Certain Redemptions.

     The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
     |_|           To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.

     |_|           Involuntary redemptions of shares by operation of law or
                   involuntary redemptions of small accounts (please refer to
                   "Shareholder Account Rules and Policies," in the applicable fund Prospectus).

     |_|           For distributions from Retirement Plans, deferred
                   compensation plans or other employee benefit plans for any of the following purposes:

                   1) Following the death or disability (as defined in the
                   Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's
                   account was established.

                   2) To return excess contributions. 3) To return contributions made due to a
                       mistake of fact.
     4)            Hardship withdrawals, as defined in the plan.(7) 5) Under a
                   Qualified Domestic Relations
                       Order, as defined in the Internal Revenue Code, or, in
                       the case of an IRA, a divorce or separation agreement
                       described in Section 71(b) of the Internal Revenue Code.
                   6) To meet the minimum distribution requirements of the
                   Internal Revenue Code.

                   7) To make "substantially equal periodic payments" as
                   described in Section 72(t) of the Internal Revenue Code.

                   8) For loans to participants or beneficiaries.
                   9) Separation from service.(8) 10) Participant-directed
                   redemptions to
                       purchase shares of a mutual fund (other than a fund
                       managed by the Manager or a subsidiary of the Manager) if
                       the plan has made special arrangements with the
                       Distributor.

                   11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an
                       OppenheimerFunds-sponsored IRA.

     |_|           For distributions from 401(k) plans sponsored by
                   broker-dealers that have entered into a special agreement
                   with the Distributor allowing this waiver.
     |_|           For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
     |_|           For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
     |_|      At the sole discretion of the Distributor, the
                   contingent deferred sales charge may be
                   waived for redemptions of shares requested
                   by the shareholder of record within 60
                   days following the termination by the
                   Distributor of the selling agreement
                   between the Distributor and the
                   shareholder of record's broker-dealer of
                   record for the account.

     III.     Waivers of Class B, Class C and Class N Sales
              Charges of Oppenheimer Funds
     -------------------------------------------------------------

     The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

     A.       Waivers for Redemptions in Certain Cases.

     The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

     |_|           Shares redeemed involuntarily, as described in "Shareholder
                   Account Rules and Policies," in the applicable Prospectus.

     |_|      Redemptions from accounts other than Retirement
                   Plans following the death or disability of
                   the last surviving shareholder. The death
                   or disability must have occurred after the
                   account was established, and for
                   disability you must provide evidence of a
                   determination of disability by the Social
                   Security Administration.
     |_|      The contingent deferred sales charges are
                   generally not waived following the death
                   or disability of a grantor or trustee for
                   a trust account. The contingent deferred
                   sales charges will only be waived in the
                   limited case of the death of the trustee
                   of a grantor trust or revocable living
                   trust for which the trustee is also the
                   sole beneficiary. The death or disability
                   must have occurred after the account was
                   established, and for disability you must
                   provide evidence of a determination of
                   disability (as defined in the Internal
                   Revenue Code).
     |_|           Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the
                   Distributor allowing this waiver.
     |_|      At the sole discretion of the Distributor, the
                   contingent deferred sales charge may be
                   waived for redemptions of shares requested
                   by the shareholder of record within 60
                   days following the termination by the
                   Distributor of the selling agreement
                   between the Distributor and the
                   shareholder of record's broker-dealer of
                   record for the account.
     |_|           Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill
                   Lynch or an independent record keeper under a contract with
                   Merrill Lynch.
     |_|           Redemptions of Class C shares of Oppenheimer U.S. Government
                   Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

     |_|      Redemptions of Class C shares of an Oppenheimer
                   fund in amounts of $1 million or more
                   requested in writing by a Retirement Plan
                   sponsor and submitted more than 12 months
                   after the Retirement Plan's first purchase
                   of Class C shares, if the redemption
                   proceeds are invested to purchase Class N
                   shares of one or more Oppenheimer funds.

     |_|           Distributions(9) from Retirement Plans or other employee
                   benefit plans for any of the following purposes:

                   1)  Following the death or disability (as defined in the
                       Internal Revenue Code) of the participant or beneficiary.
                       The death or disability must occur after the
                       participant's account was established in an Oppenheimer
                       fund.
                   2)  To return excess contributions made to a participant's account.

                   3)  To return contributions made due to a mistake of fact.
                   4)  To make hardship withdrawals, as defined in the plan.(10)
                   5)  To make distributions required under a Qualified Domestic
                       Relations Order or, in the case of an IRA, a divorce or
                       separation agreement described in Section 71(b) of the
                       Internal Revenue Code.
                   6)  To meet the minimum distribution requirements of the
                       Internal Revenue Code.

                   7)  To make "substantially equal periodic payments" as
                       described in Section 72(t) of the Internal Revenue Code.

                   8)  For loans to participants or beneficiaries.(11)

                   9)  On account of the participant's separation from
                       service.(12)

                   10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or
                       a subsidiary of the Manager) offered as an investment
                       option in a Retirement Plan if the plan has made special
                       arrangements with the Distributor.

                   11) Distributions made on account of a plan termination or
                       "in-service" distributions, if the redemption proceeds
                       are rolled over directly to an OppenheimerFunds-sponsored
                       IRA.
                   12) For distributions from a participant's account under an
                       Automatic Withdrawal Plan after the participant reaches
                       age 59 1/2, as long as the aggregate value of the
                       distributions does not exceed 10% of the account's value,
                       adjusted annually.
                   13) Redemptions of Class B shares under an Automatic
                       Withdrawal Plan for an account other than a Retirement
                       Plan, if the aggregate value of the redeemed shares does
                       not exceed 10% of the account's value, adjusted annually.

                   14) For distributions from 401(k) plans sponsored by
                       broker-dealers that have entered into a special
                       arrangement with the Distributor allowing this waiver.

     |_|           Redemptions of Class B shares or Class C shares under an
                   Automatic Withdrawal Plan from an account other than a
                   Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.
     |_|      Redemptions of Class B shares by a Retirement
                   Plan that is either created or qualified
                   under Section 401(a) or 401(k) (excluding
                   owner-only 401(k) plans) of the Internal
                   Revenue Code or that is a non-qualified
                   deferred compensation plan, either (1)
                   purchased after June 30, 2008, or (2)
                   beginning on July 1, 2011, held longer
                   than three years.
     |_|           Redemptions by owner-only 401(k) plans of Class B shares
                   purchased after June 30, 2008.

     B.       Waivers for Shares Sold or Issued in Certain Transactions.

I     Initial Sales Charge as a % of Net Amount Invested

     The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
     |_|      Shares sold to the Manager or its affiliates.
     |_|      Shares sold to registered management investment
                   companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that
                   purpose.
     |_|           Shares issued in plans of reorganization to which the Fund is a party.

     |_|           Shares sold to present or former officers, directors,
                   trustees or employees (and their "immediate families" as
                   defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

     IV.  Special Sales Charge Arrangements for
          Shareholders of Certain Oppenheimer Funds Who Were
          Shareholders of Former Quest for Value Funds
     -----------------------------------------------------------

     The initial and contingent deferred sales charge rates and waivers for
     Class A, Class B and Class C shares described in the Prospectus or
     Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former
     Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those former Quest for Value Funds. Those funds include:
          Oppenheimer Rising Dividends Fund, Inc.
          Oppenheimer Small- & Mid- Cap Value Fund
          Oppenheimer Quest Balanced Fund
          Oppenheimer Quest International Value Fund, Inc.
          Oppenheimer Quest Opportunity Value Fund

              These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on
     November 24, 1995:

          Quest for Value U.S. Government Income Fund     Quest
          for Value New York Tax-Exempt Fund
          Quest for Value Investment Quality Income Fund
          Quest for Value National Tax-Exempt Fund
          Quest for Value Global Income Fund     Quest for Value
          California Tax-Exempt Fund

              All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
     Oppenheimer fund that are either:

     |_|      acquired by such shareholder pursuant to an
                   exchange of shares of an Oppenheimer fund
                   that was one of the Former Quest for Value
                   Funds, or
     |_|           purchased by such shareholder by exchange of shares of
                   another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

     A.       Reductions or Waivers of Class A Sales Charges.

     |X|      Reduced Class A Initial Sales Charge Rates for
     Certain Former Quest for Value Funds Shareholders.

     Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of
     "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

Number of Eligible Employees or  Initial Sales Charge as a    Initial Sales Charge as a %       Concession as % of Offering Price
Members                          % of Offering Price          of Net Amount Invested
                                 ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                       2.50%                        2.56%                             2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least 10 but not more than    2.00%                        2.04%                             1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------

----------------------------------------------------------------------------------------------------------

         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

Waiver of Class A Sales  Charges for Certain  Shareholders.  Class A shares purchased by the  following  investors are not subject to any Class A initial or contingent  deferred sales charges:  o Shareholders who were shareholders of the
AMA Family of Funds on February 28, 1991 and who  acquired  shares of any of the
Former  Quest for Value  Funds by merger  of a  portfolio  of the AMA  Family of
Funds.  Shareholders  who acquired  shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.
The Class A contingent deferred sales charge will not apply to redemptions of
Class A shares purchased by the following investors who were shareholders of any
Former Quest for Value Fund:

         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the
following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with: o withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and

o                 liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but
Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an
Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: o redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o withdrawals under an automatic withdrawal plan (but only for Class B or Class
C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and

o                 liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
         A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.

V.  Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
    Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.
-----------------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):

     Oppenheimer U. S. Government Trust,
     Oppenheimer Core Bond Fund,
     Oppenheimer Value Fund and

are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

     Connecticut Mutual Liquid Account      Connecticut Mutual Total Return Account
     Connecticut Mutual Government Securities AccountCMIA LifeSpan Capital Appreciation Account
     Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
     Connecticut Mutual Growth Account      CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC").
Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:

              1)  persons whose purchases of Class A shares of a Fund and other
                  Former Connecticut Mutual Funds were $500,000 prior to March
                  18, 1996, as a result of direct purchases or purchases
                  pursuant to the Fund's policies on Combined Purchases or
                  Rights of Accumulation, who still hold those shares in that
                  Fund or other Former Connecticut Mutual Funds, and

              2)  persons whose intended purchases under a Statement of
                  Intention entered into prior to March 18, 1996, with the
                  former general distributor of the Former Connecticut Mutual
                  Funds to purchase shares valued at $500,000 or more over a
                  13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

         Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
              1)  any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual
                  Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and
                  Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
              2)  any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
              3)  Directors of the Fund or any one or more of the Former
                  Connecticut Mutual Funds and members of their immediate
                  families;

              4)  employee benefit plans sponsored by Connecticut Mutual
                  Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated
                  companies;

              5)  one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
              6)  an institution acting as a fiduciary on behalf of an
                  individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former
                  Connecticut Mutual Funds, provided the institution had an
                  agreement with CMFS.

         Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by
Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund.
Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
     1)  by the estate of a deceased shareholder;
     2)  upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
     3)  for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or
         403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
     4)  as tax-free returns of excess contributions to such retirement or employee benefit plans;
     5)  in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
     6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

     7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
     8) in connection with automatic redemptions of Class A shares and
     Class B shares in certain

         retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

     9)  as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI.  Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.
----------------------------------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust, Oppenheimer
Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund
----------------------------------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of current Class M shareholders, listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without a sales charge:
|_| the Manager and its affiliates, |_| present or former officers, directors,
trustees and employees (and their "immediate families"
              as defined in the Fund's Statement of Additional Information) of
              the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment adviser of the Fund for their employees,
|_|           registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment adviser or distributor for that purpose,

|_|           dealers or brokers that have a sales agreement with the
              Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|           employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
              Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,

|_|           dealers, brokers, or registered investment advisers that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of
              Class M shares of the Fund in specific investment products made available to their clients, and
|_|           dealers, brokers or registered investment advisers that had entered into an agreement with the Distributor or prior
              distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment adviser provides administrative services.

Oppenheimer Absolute Return Fund

Internet Website:
         www.oppenheimerfunds.com

Investment Adviser
         OppenheimerFunds, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

Distributor
         OppenheimerFunds Distributor, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270 Denver, Colorado 80217 1.800.CALL OPP (225.5677)

Custodian Bank
         JPMorgan Chase Bank
         4 Chase Metro Tech Center
         Brooklyn, New York 11245

Independent Registered Public Accounting Firm
         KPMG LLP
         707 Seventeenth Street
         Denver, Colorado 80202

Legal Counsel

         Kramer Levin Naftalis & Frankel LLP
         1177 Avenue of the Americas
         New York, New York 10036

PX0853.001.0908

----------------------
(1) In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees" in this SAI refers to those Trustees who are not
"interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
(2) Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.
(3) In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's
Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.
(4) An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an
Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
(5) The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons
(the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in
(or who are eligible to participate in) the plan purchase shares of an
Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans,
SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
(6) However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

(7) This provision does not apply to IRAs.
(8) This provision only applies to qualified retirement plans and 403(b)(7)
custodial plans after your separation from service in or after the year you reached age 55.
(9) The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
(10) This provision does not apply to IRAs.
(11) This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
(12) This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.